UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22032

Name of Fund: BlackRock Enhanced International Dividend Trust (BGY)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced International Dividend Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2018

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.138969	$—	$—	$0.326631	$0.465600	30%	—%	—%	70%	100%
CII*	0.082050	—	—	0.414750	0.496800	17	—	—	83	100
BDJ	0.081478	0.008302	0.190420	—	0.280200	29	3	68	—	100
BOE	0.185780	0.097648	—	0.184572	0.468000	40	21	—	39	100
BGY*	0.113511	—	0.114489	—	0.228000	50	—	50	—	100
BME*	0.047943	0.009451	1.142607	—	1.200000	4	1	95	—	100
BCX*	0.108728	—	—	0.200872	0.309600	35	—	—	65	100
BST*	—	—	0.780000	—	0.780000	0	—	100	—	100
BUI	0.288398	0.047828	0.023475	0.366299	0.726000	40	7	3	50	100

*

Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distribute the following fixed amounts per share on a monthly basis as of June 30, 2018:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	0.0828
BDJ	0.0467
BOE	0.0780
BGY	0.0380
BME	0.2000
BCX	0.0516
BST	0.1300
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME’s prospectus for a more complete description of its risks.

SUPPLEMENTAL INFORMATION	3

4

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets, the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

THE BENEFITS AND RISKS OF OPTION OVER-WRITING	5

Trust Information as of June 30, 2018	BlackRock Energy and Resources Trust

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($15.22)(a)	6.12%
Current Monthly Distribution per Common Share(b)	$0.0776
Current Annualized Distribution per Common Share(b)	$0.9312

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR(a)(b)	10.89%	4.49%
Lipper Natural Resources Funds(c)	(1.38)	(0.70)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Energy stocks experienced unusually high volatility in the first half of 2018. A strong advance in January gave way to a sharp sell-off in February, bringing the sector into negative territory for the year. After trading sideways for approximately two months, energy stocks staged a significant rally through April and early May. Although its performance cooled thereafter, energy nonetheless finished the second calendar quarter as the top performer among the stock market’s eleven major sectors.

The Trust’s position in the U.S. exploration and production (“E&P”) company ConocoPhillips made the largest positive contribution to performance. Upstream producers, in general, maintained capital discipline and prioritized shareholder returns over growth. ConocoPhillips participated in this trend by announcing a 7.5% dividend increase and a 33% expansion of its share buyback program, boosting its stock price. The international E&P stock Anadarko Petroleum Corp. was also among the top contributors. Anadarko displayed capital discipline, and it reported robust growth stemming from higher production volume. The company further benefited from a more favorable backdrop in the liquified natural gas market. Other contributors of note include Royal Dutch Shell PLC, Suncor Energy, Inc. and BP PLC.

On the negative side, the Trust’s positions in E&Ps that emphasize natural gas generally lagged their more oil-focused peers. In this environment, Cabot Oil & Gas Corp. was a leading detractor from absolute performance. The energy distribution sub-sector also came under pressure as pipeline companies faced bottlenecks, leading to weakness in the Trust’s position in TransCanada Corp. Other detractors of note include Cimarex Energy Co., Enbridge, Inc. and Halliburton Co.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy detracted from results.

Describe recent portfolio activity.

The investment adviser shifted the Trust’s positioning within the distribution subsector by initiating an investment in Williams Cos. and exiting its position in Enbridge, Inc. It also sold certain E&P stocks, including EOG Resources, Inc., Cimarex Energy Co., and Cabot Oil & Gas Corp., and initiated a new investment in the international E&P stock CNOOC Ltd.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Energy and Resources Trust

Describe portfolio positioning at period end.

The E&P sector represented the Trust’s largest allocation, followed by the integrated, oil services, distribution, and refining & marketing industries, respectively. The investment adviser positioned the Trust with a higher-quality bias, focusing on companies with robust balance sheets and low costs of production.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$15.22	$14.18	7.33%	$15.63	$12.85
Net Asset Value	15.97	15.79	1.14	16.54	14.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
Royal Dutch Shell PLC — ADR	10%
Exxon Mobil Corp.	9
BP PLC	7
Chevron Corp.	6
TOTAL SA	5
Suncor Energy, Inc.	5
ConocoPhillips	5
Valero Energy Corp.	4
EOG Resources, Inc.	4
Pioneer Natural Resources Co.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/18	12/31/17
Oil, Gas & Consumable Fuels	92%	90%
Energy Equipment & Services	8	10

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	7

Trust Information as of June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment policy by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($16.22)(a)	6.13%
Current Monthly Distribution per Common Share(b)	$0.0828
Current Annualized Distribution per Common Share(b)	$0.9936

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII(a)(b)	2.13%	1.76%
S&P 500® Index	N/A	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

In the equity allocation of the Trust, the largest contributor to performance for the six-month period was stock selection in the health care sector. Specifically, selection decisions in the managed care industry provided strong relative returns. In financials, stock selection in capital markets and banks enhanced relative performance. Finally, an underweight allocation to as well as stock selection within industrials provided outperformance. In particular, selection among rail road operators contributed positively to return. At the stock level, the largest individual contributor was Urban Outfitters Inc., followed by a position in Humana Inc. and zero exposure to Johnson & Johnson.

In the equity allocation of the Trust, the largest detractor from relative performance for the six-month period was stock selection in the consumer discretionary sector. Most notably, positioning across homebuilders and underweight exposure to internet and direct marketing retail challenged relative performance. This was followed by positioning in information technology (“IT”) where electronic equipment and software holdings lagged. Finally, exposure to the tobacco industry hurt relative results in the consumer staples sector. Zero exposure to Amazon.com Inc. was the largest individual detractor, followed by a lack of exposure to Netflix Inc. and an overweight position to Altria Group Inc.

Describe recent portfolio activity.

During the six-month period, the Trust significantly boosted exposure to the IT sector. Holdings within industrials and health care also were increased. Conversely, the Trust significantly reduced exposure to the financials sector. The Trust also reduced exposure to consumer discretionary and materials stocks. The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy detracted from results.

Describe portfolio positioning at period end.

At period end, the Trust’s largest allocations were in the IT, health care and financials sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the IT, health care, financials and consumer discretionary sectors. Conversely, the Trust’s largest relative underweights were in the telecommunication services, real estate, and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Enhanced Capital and Income Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$16.22	$16.38	(0.98)%	$17.07	$14.75
Net Asset Value	16.96	17.19	(1.34)	18.04	16.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
Apple, Inc.	6%
Alphabet, Inc.	5
Microsoft Corp.	5
JPMorgan Chase & Co.	3
Bank of America Corp.	3
Pfizer, Inc.	3
Cisco Systems, Inc.	3
Lowe’s Cos., Inc.	3
Comcast Corp.	2
United Health Group, Inc.	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	06/30/18	12/31/17
Information Technology	28%	26%
Health Care	18	16
Financials	14	17
Consumer Discretionary	12	14
Industrials	8	7
Consumer Staples	6	6
Energy	6	6
Materials	5	5
Utilities	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	9

Trust Information as of June 30, 2018	BlackRock Enhanced Equity Dividend Trust

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($9.18)(a)	6.10%
Current Monthly Distribution per Common Share(b)	$0.0467
Current Annualized Distribution per Common Share(b)	$0.5604

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ(a)(b)	2.59%	(0.38)%
Russell 1000® Value Index	N/A	(1.69)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The largest contribution to performance for the six-month period came from stock selection in the consumer staples sector. Notably, selection decisions within the beverages industry boosted relative return. In health care, stock selection within pharmaceuticals and health care equipment & services, and an overweight in health care providers & services enhanced relative performance. Lastly, stock selection within energy and utilities contributed, as did a combination of stock selection and an underweight in industrials.

The largest detractor from relative performance derived from stock selection in the financials sector. In particular, a combination of stock selection within and overweight exposure to the banking and insurance industries weighed on relative performance. Additionally, stock selection in the capital markets industry represented a headwind. Within the consumer discretionary sector, issue selection within the media industry had a negative impact. Finally, a lack of exposure to real estate acted as a constraint on returns.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. Premiums generated are recognized as current gains that are intended to enhance distributions payable to shareholders in the form of dividends. The use of options detracted modestly from relative performance.

Describe recent portfolio activity.

During the six-month period, the Trust increased exposure to the information technology sector. Holdings within health care and energy also were increased. Conversely, the Trust significantly lowered its exposure to industrials, and also reduced its positioning within financials and materials.

Describe portfolio positioning at period end.

The Trust’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the health care, financials and energy sectors. Conversely, the Trust’s largest relative underweights were in the real estate, consumer discretionary and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$9.18	$9.23	(0.54)%	$9.64	$8.03
Net Asset Value	9.62	9.96	(3.41)	10.42	9.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
JPMorgan Chase & Co.	4%
Bank of America Corp.	4
Pfizer, Inc.	4
Citigroup, Inc.	4
Wells Fargo & Co.	3
Oracle Corp.	3
Anthem, Inc.	3
Microsoft Corp.	3
Suncor Energy, Inc.	2
Verizon Communications, Inc.	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	06/30/18	12/31/17
Financials	28%	29%
Health Care	20	19
Energy	13	12
Information Technology	11	10
Industrials	7	8
Consumer Staples	7	7
Utilities	5	5
Consumer Discretionary	4	4
Telecommunication Services	3	3
Materials	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	11

Trust Information as of June 30, 2018	BlackRock Enhanced Global Dividend Trust

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($11.12)(a)	8.42%
Current Monthly Distribution per Common Share(b)	$0.0780
Current Annualized Distribution per Common Share(b)	$0.9360

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on July 2, 2018, was decreased to $0.0630 per share. The current distribution rate on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE(a)(b)	(7.44)%	(6.19)%
MSCI All Country World Index	N/A	(0.43)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Security selection within and overweight exposure to consumer staples represented the largest detractors from performance. Stock selection within industrials also weighed on returns. Two tobacco companies, British American Tobacco PLC and Altria Group, Inc., were among the top individual detractors. Tobacco stocks suffered due to a market rotation out of defensive sectors, coupled with the FDA’s announcement that it would be looking to limit nicotine levels in traditional cigarettes, along with questions about “Next Generation” smoking products. In addition, the German postal and international courier company Deutsche Post AG detracted after the company lowered its earnings forecast as it launched a series of measures aimed at stemming a decline in profitability at its post, e-commerce and parcel division.

During the six-month period, the Trust’s significant underweight to financials contributed to relative return as the sector was one of the worst-performing segments of the index. An underweight to real estate also contributed to performance. The Trust’s position in the technology conglomerate Cisco Systems, Inc. was the top individual contributor after the company reported earnings that exceeded expectations and also announced a share buyback. Additionally, the British pharmaceutical firm GlaxoSmithKline PLC was among the top contributors to returns after Novartis AG announced that they will be selling their stake in a consumer health care joint venture to GlaxoSmithKline. Holdings of Chinese sportswear company Anta Sports Products Ltd. also helped performance with positive sentiment driven by the company’s continued strong retail sales.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy contributed to Trust performance.

Describe recent portfolio activity.

The Trust’s allocation to tobacco stocks was reduced in May, with the proceeds reinvested in high quality, dividend-paying names in which the investment adviser has high conviction. These included health care, consumer staples and industrials stocks.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Enhanced Global Dividend Trust

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector overweight positions were in the consumer staples and health care sectors, with an emphasis on the tobacco and pharmaceuticals industries, respectively. The largest underweights were to information technology and financials. The Trust had no exposure to real estate, utilities or energy at the end of the period. From a regional perspective, a majority of portfolio assets was invested either within the United States or Europe, with significant exposure in the United Kingdom and Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$11.12	$12.51	(11.11)%	$13.08	$10.96
Net Asset Value	11.91	13.22	(9.91)	13.71	11.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
Johnson & Johnson	4%
TELUS Corp.	4
Altria Group, Inc.	3
Sanofi	3
Novartis AG, Registered Shares	3
Coca-Cola Co.	3
Rogers Communications, Inc., Class B	3
Cisco Systems, Inc.	3
Nestle SA	3
Unilever PLC	3

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	06/30/18		12/31/17
United States	43%		42%
United Kingdom	17		16
Australia	6		4
Switzerland	6		10
France	4		3
India	4		—	(a)
Singapore	3		—
Taiwan	3		3
Netherlands	3		—
Germany	3		2
Canada	3		6
Japan	2		2
Belgium	1		2
Denmark	1		—
Finland	1		2
China	—	(a)	—	(a)
Sweden	—	(a)	—	(a)
Ireland	—	(a)	—
Other(b)	—		5

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Other includes a 1% holding or less in each of the following countries: Denmark, Hong Kong, India, Italy, Netherlands and Spain.

TRUST INFORMATION	13

Trust Information as of June 30, 2018	BlackRock Enhanced International Dividend Trust

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of as of June 30, 2018 ($5.74)(a)	7.94%
Current Monthly Distribution per Common Share(b)	$0.0380
Current Annualized Distribution per Common Share(b)	$0.4560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY(a)(b)	(8.61)%	(6.49)%
MSCI All Country World Index ex-USA	N/A	(3.77)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Security selection within and an overweight to consumer staples were the largest detractors from performance. Additionally, selection within industrials detracted, including positions in international courier companies Deutsche Post AG (Germany) and bpost SA (Belgium). The Trust’s lack of holdings in energy stocks also subtracted from returns.

The leading contributor to relative performance during the period was the Trust’s overweight to the health care sector. Additionally, an underweight to financials contributed to performance. Lastly, stock selection within consumer discretionary added to returns, in particular from holdings in the Chinese sportswear company Anta Sports Products Ltd. and the Macau-based resort firm Sands China Ltd.

During the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy contributed to relative return.

Describe recent portfolio activity.

The Trust reduced its exposure to tobacco stocks over the period, while retaining an overweight in the industry. The Trust also increased exposure to financials by purchasing two Singapore bank stocks.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector overweights were in the consumer staples and health care sectors, with an emphasis on the tobacco and pharmaceuticals industries, respectively. The largest underweight exposure was to financials, particularly banks. The Trust had no exposure to real estate, utilities or energy. In regional terms, the majority of portfolio assets was invested in European equities, with significant exposure to the United Kingdom and Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Enhanced International Dividend Trust

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$5.74	$6.52	(11.96)%	$6.85	$5.64
Net Asset Value	6.36	7.06	(9.92)	7.32	6.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
TELUS Corp.	6%
Sanofi	5
Novartis AG, Registered Shares	5
Rogers Communications, Inc., Class B	5
Nestle SA	5
Amcor	5
Imperial Brands PLC	5
Unilever PLC	5
British American Tobacco PLC	4
Deutsche Post AG, Registered Shares	4

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	06/30/18	12/31/17
United Kingdom	24%	19%
Switzerland	13	12
Canada	11	7
Australia	9	5
France	7	6
United States	5	6
Germany	4	3
Netherlands	4	6
Taiwan	4	3
Finland	4	2
Singapore	3	—
China	2	5
Sweden	2	2
Belgium	2	3
India	2	2
Japan	2	5
Denmark	2	—	(a)
Hong Kong	—	2
South Korea	—	2
South Africa	—	2
Other	—	2	(b)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Other includes a 1% holding or less in each of the following countries: Ireland and Portugal.

TRUST INFORMATION	15

Trust Information as of June 30, 2018	BlackRock Health Sciences Trust

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($38.58)(a)	6.22%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME(a)(b)	9.33%	5.90%
Russell 3000® Healthcare Index	N/A	4.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The Trust added value through its effective individual stock selection. An out-of-benchmark position in Sarepta Therapeutics, Inc., a biotechnology company focused on orphan drugs, was among the largest contributors to relative performance. Sarepta presented preliminary data for its experimental treatment for patients with Duchenne muscular dystrophy, sparking a rally in its shares.

Merger-and-acquisition activity was also a key driver of the Trust’s performance. Avexis, Inc., a clinical-stage gene therapy biotechnology company, announced that it would be acquired at a substantial premium by the Swiss pharmaceutical giant Novartis AG. Toward the end of the period, shares of Boston Scientific Corp. rallied on the rumor that the company had received a takeover bid from Stryker Corp.

Other contributors of note included overweight positions in the health care services companies Humana, Inc, and Teladoc, Inc. The Trust’s overweight position in the biotechnology stock Alnylam Pharmaceuticals, Inc. was among the largest detractors from returns, as the company came under pressure after Pfizer, Inc. released positive data on a competing drug.

A zero weighting in Align Technology, Inc. was among the largest detractors from relative performance in the medical devices & supplies sub-sector. The stock rallied following an analyst event that dispelled concerns about rising competition and outlined a strong growth outlook.

Other detractors of note included overweight positions in Cigna Corp., Novo Nordisk A/S and Insmed, Inc.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. This strategy detracted from performance in the period.

Describe recent portfolio activity.

The Trust increased its allocation to the medical devices & supplies subsector and slightly reduced its weightings in the healthcare providers & services area. Its allocation to biotechnology decreased, while its weighting in pharmaceuticals was largely unchanged.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Health Sciences Trust

Describe portfolio positioning at period end.

The Trust continued to employ a bottom-up, fundamental investment process in an effort to construct a balanced, diversified portfolio of health care stocks. The portfolio continues to reflect two broad themes: innovation and value-based health care.

Innovation in medical technology remains a secular growth driver for the health care sector as companies continue to develop new therapies or products that are either fulfilling an unmet medical need or are an improvement over current treatments. This encompasses not only the biotechnology industry, but also the pharmaceuticals and medical devices & supplies sub-sectors.

With respect to value-based health care, the Trust has an above-benchmark weighting in the health care providers & services sub-sector largely due to its sizeable overweight in the managed care industry. The investment adviser continues to find a number of companies in this area that it believes are well positioned to leverage their scale and analytical capabilities to reduce health care costs. Additionally, select holdings in the health care services industry feature business models that are benefiting from the shift to lower-cost options such as home health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$38.58	$36.50	5.70%	$39.83	$32.89
Net Asset Value	36.54	35.69	2.38	38.56	34.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
UnitedHealth Group, Inc.	9%
Pfizer, Inc.	5
Medtronic PLC	4
Abbott Laboratories	4
Stryker Corp.	3
Boston Scientific Corp.	4
Quest Diagnostics, Inc.	3
Anthem, Inc.	3
Humana, Inc.	2
Baxter International, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/18	12/31/17
Health Care Equipment & Supplies	28%	23%
Health Care Providers & Services	25	25
Biotechnology	20	25
Pharmaceuticals	22	24
Life Sciences Tools & Services	3	2
Diversified Consumer Services	1	1
Health Care Technology	1	—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	17

Trust Information as of June 30, 2018	BlackRock Resources & Commodities Strategy Trust

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option overwriting strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($9.29)(a)	6.67%
Current Monthly Distribution per Common Share(b)	$0.0516
Current Annualized Distribution per Common Share(b)	$0.6192

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX(a)(b)	(1.71)%	0.07%
Lipper Natural Resources Funds(c)	(1.38)	(0.70)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect investment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s allocation to energy stocks made a positive contribution to its six-month results. Oil prices rallied behind the combination of tighter supplies and higher-than-expected demand, leading to strong returns for the energy sector. In this environment, the U.S. exploration and production company ConocoPhillips was among the largest contributors to performance. Upstream producers, in general, maintained capital discipline and prioritized shareholder returns over growth. ConocoPhillips participated in this trend by announcing a 7.5% dividend increase and a 33% expansion of its share buyback program, which boosted its stock price. Other contributors of note within energy included Royal Dutch Shell PLC, Suncor Energy, Inc. and BP PLC.

The mining stock Nevsun Resources Ltd., which was bid for by a competitor in May, was also a large contributor to returns.

After performing strongly in 2017, the battery materials industry came under pressure in early 2018 as lithium prices retreated. The downturn stemmed from supply concerns that arose after the lithium miner Sociedad Química y Minera de Chile SA reached an agreement with the Chilean government that would allow it to significantly increase production. The Trust’s position in Neo Lithium Corp. detracted from performance as a result. The investment adviser retained the position on the belief that the long-term demand for lithium from electric vehicle sales is likely to outweigh the available supply.

The Brazil-based food producer BRF SA also detracted. The Brazilian Federal Police announced it was investigating the company for manipulating food/meat sample tests that are required to meet export regulatory standards. The company’s former chief executive officer was arrested, along with ten other employees. This news introduced significant risk into the BRF investment case, prompting the Trust to sell the position. Other detractors of note included Glencore PLC, Nutrien Ltd. and Arcelormittal.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy detracted from results.

Describe recent portfolio activity.

The Trust exited three of its positions in the agriculture industry, including Monsanto Co. The investment adviser believed the stock had limited upside since its price was close to the level at which the company was bid for by Bayer AG. The Trust also sold BRF and AGCO Corp., and initiated a position in the agricultural supply-chain company Archer Daniels Midland Co. on the expectation that the company’s restructuring effort will lead to higher earnings growth.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Resources & Commodities Strategy Trust

The investment adviser rotated some of the portfolio’s positions in the mining industry based on relative valuations. In addition, the Trust’s allocation to the industry was increased through additions to BHP Billiton Ltd. and Glencore.

Describe portfolio positioning at period end.

The mining industry represented the largest allocation following the Trust’s purchases in this area. Energy and agriculture were the second- and third-largest weightings, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$9.29	$9.77	(4.91)%	$10.49	$8.69
Net Asset Value	10.30	10.64	(3.20)	11.05	9.68

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
Nutrien LTD	6%
Royal Dutch Shell PLC — ADR	6
Glencore PLC	5
BP PLC — ADR	5
BHP Billiton PLC	5
TOTAL SA	5
Rio Tinto PLC — ADR	4
Suncor Energy, Inc.	4
Vale SA — ADR	4
Archer-Daniels-Midland Co.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/18	12/31/17
Metals & Mining	36%	34%
Oil, Gas & Consumable Fuels	34	34
Chemicals	12	13
Food Products	8	11
Containers & Packaging	5	3
Energy Equipment & Services	2	3
Paper & Forest Products	1	1
Machinery	1	1
Electronic Equipment, Instruments & Components	1	—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	19

Trust Information as of June 30, 2018	BlackRock Science and Technology Trust

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($33.65)(a)	4.64%
Current Monthly Distribution per Common Share(b)	$0.1300
Current Annualized Distribution per Common Share(b)	$1.5600

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on July 2, 2018, was increased to $0.1500 per share. The current distribution rate on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST(a)(b)	29.37%	15.46%
MSCI World Information Technology Index	N/A	9.44

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Global markets were flat during the period, as the MSCI World Index returned 0.43%. However, this masked considerable volatility driven by rising trade tensions and broader geopolitical risk.

The Trust’s non-benchmark position in Amazon.com, Inc. was the largest contributor to relative performance, as strong e-commerce sales helped Amazon surpass first quarter earnings expectations, boosting the company’s share price. Holdings in Netflix, Inc. represented the second largest contributor, as the company beat expectations for growth in subscribers. A non-benchmark position in the mobile payment company Square Inc. was also additive. Square has benefited from an improving macroeconomic backdrop as well as significant growth in mobile payment utilization rates.

The largest detractors from relative performance were the Trust’s underweight positions in Facebook, Inc. and Apple, Inc. Facebook shares rallied after strong earnings helped ease fears surrounding the possible impact of user privacy concerns on Facebook’s business model. Elsewhere, a non-benchmark position in Linx, a Brazilian management software company, was among the largest detractors from performance as recent political unrest in Brazil weighed on the company’s share price.

Also, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from returns.

Describe recent portfolio activity.

During the six-month period, the Trust took profits on a position in a semiconductor company that had performed particularly well. Proceeds from the sale were rotated into a value opportunity within the internet software & services sub-industry.

Describe portfolio positioning at period end.

At period end, the Trust held its largest allocation within the software & services industry group, with a focus on idiosyncratic opportunities within the internet software & services and application software sub-industries. Regionally, the Trust maintained most of its exposure in North America, with smaller allocations to the emerging markets and Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Science and Technology Trust

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$33.65	$26.69	26.08%	$35.71	$26.00
Net Asset Value	31.20	27.73	12.51	32.73	27.48

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
Amazon.com, Inc.	6%
Microsoft Corp.	5
Tencent Holdings Ltd.	5
Alphabet Inc.	5
Apple, Inc.	4
Alibaba Group Holding LTD. — ADR.	3
Mastercard, Inc.	3
Square, Inc.	2
Visa, Inc.	2
salesforce.com, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/18		12/31/17
Software	30%		22%
Internet Software & Services	28		28
Semiconductors & Semiconductor Equipment	13		18
IT Services	12		10
Internet & Direct Marketing Retail	8		6
Technology Hardware, Storage & Peripherals	4		7
Electronic Equipment, Instruments & Components	1		2
Media	1		1
Other	3	(a)	6	(a)

(a)

Other includes a 1% holding or less in each of the following industries: Automobiles, Chemicals, Consumer Finance, Household Durables, Health Care Technology, Professional Services and Diversified Consumer Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	21

Trust Information as of June 30, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2018 ($20.01)(a)	7.26%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six-months ended June 30, 2018:

	Returns Based On
	Market Price	Net Asset Value
BUI(a)(b)	(4.06)%	(0.56)%
Lipper Utility Funds(c)	(4.84)	(2.54)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Markets were essentially flat during the period, as the MSCI World Index returning 0.43%. However, this masked considerable volatility driven by rising trade tensions and broader geopolitical risks.

A position in Spanish renewable energy company EDP Renovaveis was the largest contributor to the Trust’s performance during the six-month period. The company’s shares rose on speculation that one or more companies were looking to acquire all or part of the business. Another renewable energy holding, China Longyuan, was among the leading contributors for the period. China is introducing a national emissions trading scheme for carbon dioxide that will incentivize the move to cleaner technologies, boosting the company’s shares in the period. Other contributors of note included clean energy company NextEra Energy Inc., Macquarie Infrastructure Corp. and electric utility FirstEnergy Corp.

Exposure to multinational automotive supplier Valeo was the largest detractor from the Trust’s absolute performance during the period. Despite a stronger-than-expected order book, the company reported lower year-on-year profits for 2017, especially in the autonomous driving and electric vehicle segments, while lowering forward guidance for organic growth. The Trust has maintained the position on a positive view of both the company and the broader vehicle electrification theme, particularly given the regulatory support emerging from many countries. Elsewhere within the automotive space, temporary disruption related to the move to real world driving testing standards negatively impacted our positions in component manufacturers Continental AG and Osram Licht AG. Other detractors of note included European energy company Enel SpA and Denmark-based wind energy manufacturer Vestas Wind Systems A/S.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy had a negative impact on results.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2018 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Describe recent portfolio activity.

During the period, the Trust reduced exposure to midstream energy companies, exiting Shell Midstream Partners and Plains All American Pipeline in the process. Capital was rotated into the electric vehicle exposed companies, such as semiconductor manufacturer Infineon Technologies AG and Continental AG.

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 63.5% of the Trust’s assets, with holdings concentrated in U.S. electric and multi-utilities. Approximately 16% of the portfolio was invested in the industrials sector, with roughly another 12% in the energy sector. The remainder was invested in other infrastructure- and power-related sectors.

Against a backdrop of historically low interest rates, the demand for equity yield has led to valuations for U.S. utilities that are high relative to their historical levels, placing even greater importance on stock selection. As such, the Trust was focused on owning companies with strong management teams that offer the potential for above-sector growth in earnings and dividends. The Trust had a preference for regulated utilities over their non-regulated counterparts given their existing barriers to entry, strong balance sheets, and lower sensitivity to commodity prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$20.01	$21.62	(7.45)%	$21.73	$19.09
Net Asset Value	20.26	21.12	(4.07)	21.27	19.69

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/18
NextEra Energy, Inc.	11%
Enel SpA	5
EDP Renovaveis SA	5
National Grid PLC	4
Public Service Enterprise Group	4
Duke Energy Corp.	4
Dominion Energy, Inc.	3
Atlantia SpA	3
Exelon Corp.	3
TransCanada Corp.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/18		12/31/17
Electric Utilities	36%		33%
Multi-Utilities	20		20
Oil, Gas & Consumable Fuels	12		12
Transportation Infrastructure	11		15
Independent Power and Renewable Electricity Producers	8		8
Electrical Equipment	4		3
Chemicals	4		3
Water Utilities	1		1
Construction & Engineering	—		3
Gas Utilities	—		1
Auto Components	2		—
Other	2	(a)	1	(a)

(a)	Other includes a 1% holding or less in each of the following industries: Building Products and Semiconductors & Semiconductor Equipment.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.8%

Energy Equipment & Services — 7.6%
Baker Hughes a GE Co.(a)	255,700	$8,445,771
Halliburton Co.(a)	306,900	13,828,914
Patterson-UTI Energy, Inc.(a)	192,557	3,466,026
Schlumberger Ltd.(a)	156,674	10,501,858

		36,242,569
Oil, Gas & Consumable Fuels — 92.2%
Anadarko Petroleum Corp.(a)	165,033	12,088,667
Andeavor(a)	103,050	13,518,099
BP PLC	4,427,650	33,687,851
Cairn Energy PLC(b)	1,747,695	5,738,664
Canadian Natural Resources Ltd.	418,540	15,106,472
Chevron Corp.(a)(c)	242,585	30,670,022
Cimarex Energy Co.(a)	65,550	6,669,057
CNOOC Ltd.	4,423,000	7,579,007
Concho Resources, Inc.(a)(b)	26,750	3,700,862
ConocoPhillips(a)	314,800	21,916,376
Devon Energy Corp.(a)	339,050	14,904,638
Encana Corp.	849,530	11,095,295
EOG Resources, Inc.(a)	142,700	17,756,161
EQT Corp.	180,450	9,957,231
Exxon Mobil Corp.(a)(c)	487,002	40,289,675
Galp Energia SGPS SA	14,335	273,455
Kosmos Energy Ltd.(b)	720,108	5,955,293
Marathon Oil Corp.(a)	191,748	3,999,863
Noble Energy, Inc.(a)	303,842	10,719,546
Oil Search Ltd.	911,863	5,990,891
Pioneer Natural Resources Co.(a)	82,876	15,683,454
Royal Dutch Shell PLC — ADR, Class A(a)	713,800	49,416,374
Royal Dutch Shell PLC, Class A	273,248	9,456,815
Suncor Energy, Inc.	548,400	22,317,271

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TOTAL SA	425,553	$25,842,019
TransCanada Corp.	306,250	13,250,295
Valero Energy Corp.(a)	168,800	18,708,104
Williams Cos., Inc.(a)	482,900	13,091,419

		439,382,876

Total Long-Term Investments — 99.8% (Cost — $404,613,943)		475,625,445

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(d)(e)	4,599,459	4,599,459

Total Short-Term Securities — 1.0% (Cost — $4,599,459)		4,599,459

Total Investments Before Options Written — 100.8% (Cost — $409,213,402)		480,224,904

Options Written — (0.7)% (Premiums Received — $3,574,813)		(3,538,539)

Total Investments, Net of Options Written — 100.1% (Cost — $405,638,589)		476,686,365
Liabilities in Excess of Other Assets — (0.1)%		(381,317)

Net Assets — 100.0%		$476,305,048

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,870,844	728,615	4,599,459	$4,599,459	$28,875	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Chevron Corp.	154	07/06/18	USD	128.00	USD	1,947	$(9,086)
ConocoPhillips	164	07/06/18	USD	70.00	USD	1,142	(11,890)
Devon Energy Corp.	114	07/06/18	USD	43.50	USD	501	(11,856)
Devon Energy Corp.	130	07/06/18	USD	41.00	USD	571	(39,975)
EOG Resources, Inc.	89	07/06/18	USD	119.00	USD	1,107	(53,400)
Halliburton Co.	290	07/06/18	USD	51.50	USD	1,307	(870)
Williams Cos., Inc.	460	07/06/18	USD	27.50	USD	1,247	(5,750)
Anadarko Petroleum Corp.	70	07/13/18	USD	72.00	USD	513	(16,450)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Chevron Corp.	154	07/13/18	USD	129.00	USD	1,947	$(13,013)
ConocoPhillips	202	07/13/18	USD	70.00	USD	1,406	(24,139)
EOG Resources, Inc.	38	07/13/18	USD	120.00	USD	473	(20,900)
Exxon Mobil Corp.	356	07/13/18	USD	83.00	USD	2,945	(36,312)
Pioneer Natural Resources Co.	111	07/13/18	USD	197.50	USD	2,101	(15,817)
Royal Dutch Shell PLC — ADR, Class A	205	07/13/18	USD	71.00	USD	1,419	(7,175)
Valero Energy Corp.	60	07/13/18	USD	116.00	USD	665	(4,080)
Williams Cos., Inc.	576	07/13/18	USD	27.00	USD	1,562	(29,088)
Anadarko Petroleum Corp.	259	07/20/18	USD	72.50	USD	1,897	(63,196)
Andeavor	104	07/20/18	USD	145.00	USD	1,364	(4,160)
Baker Hughes a GE Co.	287	07/20/18	USD	39.00	USD	948	(2,870)
Baker Hughes a GE Co.	233	07/20/18	USD	36.00	USD	770	(5,825)
Canadian Natural Resources Ltd.	165	07/20/18	CAD	48.00	CAD	783	(10,605)
Chevron Corp.	353	07/20/18	USD	130.00	USD	4,463	(33,712)
Cimarex Energy Co.	74	07/20/18	USD	90.00	USD	753	(92,130)
Concho Resources, Inc.	38	07/20/18	USD	152.75	USD	526	(2,011)
ConocoPhillips	227	07/20/18	USD	72.50	USD	1,580	(13,393)
ConocoPhillips	164	07/20/18	USD	70.50	USD	1,142	(20,582)
Devon Energy Corp.	152	07/20/18	USD	38.00	USD	668	(93,860)
Devon Energy Corp.	70	07/20/18	USD	44.00	USD	308	(10,465)
Devon Energy Corp.	92	07/20/18	USD	46.00	USD	404	(6,348)
EOG Resources, Inc.	116	07/20/18	USD	125.00	USD	1,443	(33,756)
Encana Corp.	1,255	07/20/18	CAD	17.00	CAD	2,155	(69,210)
Noble Energy, Inc.	492	07/20/18	USD	37.50	USD	1,736	(17,220)
Royal Dutch Shell PLC — ADR, Class A	289	07/20/18	USD	70.00	USD	2,001	(26,733)
Royal Dutch Shell PLC — ADR, Class A	405	07/20/18	USD	75.00	USD	2,804	(3,037)
Schlumberger Ltd.	326	07/20/18	USD	73.45	USD	2,185	(3,376)
Suncor Energy, Inc.	982	07/20/18	CAD	54.00	CAD	5,254	(61,625)
Andeavor	131	07/27/18	USD	152.50	USD	1,718	(2,882)
Chevron Corp.	65	07/27/18	USD	130.00	USD	822	(9,782)
ConocoPhillips	108	07/27/18	USD	69.00	USD	752	(25,326)
Devon Energy Corp.	1	07/27/18	USD	44.00	USD	4	(175)
Devon Energy Corp.	92	07/27/18	USD	45.50	USD	404	(9,982)
Devon Energy Corp.	141	07/27/18	USD	45.00	USD	620	(18,118)
EOG Resources, Inc.	91	07/27/18	USD	119.00	USD	1,132	(65,748)
Exxon Mobil Corp.	410	07/27/18	USD	85.00	USD	3,392	(32,800)
Halliburton Co.	392	07/27/18	USD	49.50	USD	1,766	(11,172)
Pioneer Natural Resources Co.	52	07/27/18	USD	202.50	USD	984	(9,880)
Royal Dutch Shell PLC — ADR, Class A	296	07/27/18	USD	71.00	USD	2,049	(23,680)
Royal Dutch Shell PLC — ADR, Class A	405	07/27/18	USD	69.50	USD	2,804	(57,713)
Williams Cos., Inc.	139	07/27/18	USD	28.50	USD	377	(2,363)
Williams Cos., Inc.	257	07/27/18	USD	28.00	USD	697	(7,453)
Concho Resources, Inc.	55	07/30/18	USD	128.25	USD	761	(67,595)
Chevron Corp.	58	08/03/18	USD	130.00	USD	733	(10,498)
Devon Energy Corp.	71	08/03/18	USD	43.50	USD	312	(17,821)
Exxon Mobil Corp.	471	08/03/18	USD	83.00	USD	3,897	(92,081)
Pioneer Natural Resources Co.	31	08/03/18	USD	190.00	USD	587	(21,855)
Pioneer Natural Resources Co.	64	08/03/18	USD	200.00	USD	1,211	(20,320)
Valero Energy Corp.	197	08/03/18	USD	116.00	USD	2,183	(41,567)
Chevron Corp.	65	08/10/18	USD	128.00	USD	822	(19,370)
Devon Energy Corp.	141	08/10/18	USD	46.00	USD	620	(21,925)
EOG Resources, Inc.	165	08/10/18	USD	129.00	USD	2,053	(48,180)
Valero Energy Corp.	128	08/10/18	USD	115.00	USD	1,419	(32,832)
Anadarko Petroleum Corp.	248	08/17/18	USD	72.50	USD	1,817	(97,340)
Andeavor	90	08/17/18	USD	140.00	USD	1,181	(15,390)
Canadian Natural Resources Ltd.	670	08/17/18	CAD	44.00	CAD	3,179	(214,049)
Cimarex Energy Co.	167	08/17/18	USD	100.00	USD	1,699	(105,210)
ConocoPhillips	236	08/17/18	USD	70.00	USD	1,643	(60,298)
Devon Energy Corp.	90	08/17/18	USD	42.00	USD	396	(33,525)
Devon Energy Corp.	92	08/17/18	USD	46.00	USD	404	(15,778)
Encana Corp.	2,268	08/17/18	CAD	17.00	CAD	3,894	(187,181)
Exxon Mobil Corp.	467	08/17/18	USD	82.50	USD	3,863	(113,481)

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Halliburton Co.	392	08/17/18	USD	50.00	USD	1,766	$(20,580)
Patterson-UTI Energy, Inc.	210	08/17/18	USD	19.00	USD	378	(15,750)
Pioneer Natural Resources Co.	32	08/17/18	USD	185.00	USD	606	(38,240)
Royal Dutch Shell PLC — ADR, Class A	206	08/17/18	USD	72.50	USD	1,426	(14,420)
Schlumberger Ltd.	187	08/17/18	USD	67.50	USD	1,253	(42,169)
Suncor Energy, Inc.	937	08/17/18	CAD	54.00	CAD	5,013	(103,347)
TransCanada Corp.	1,071	08/17/18	CAD	58.00	CAD	6,092	(68,839)
Valero Energy Corp.	205	08/17/18	USD	115.00	USD	2,272	(59,245)
Williams Cos., Inc.	258	08/17/18	USD	28.00	USD	699	(13,674)

							$(2,763,549)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Noble Energy, Inc.	Bank of America N.A.	59,000	07/09/18	USD	35.40	USD	2,082	$(42,265)
BP PLC	Goldman Sachs International	311,600	07/10/18	GBP	5.83	GBP	1,798	(23,239)
Oil Search Ltd.	Morgan Stanley & Co. International PLC	157,000	07/10/18	AUD	8.81	AUD	1,394	(21,568)
Patterson-UTI Energy, Inc.	UBS AG	35,300	07/10/18	USD	23.63	USD	635	—
TOTAL SA	Credit Suisse International	10,700	07/11/18	EUR	53.41	EUR	556	(2,456)
TOTAL SA	UBS AG	18,600	07/11/18	EUR	54.88	EUR	967	(524)
Canadian Natural Resources Ltd.	Credit Suisse International	67,900	07/16/18	CAD	46.25	CAD	3,222	(91,397)
BP PLC	Barclays Bank PLC	262,800	07/18/18	GBP	5.85	GBP	1,516	(25,083)
CNOOC Ltd.	Goldman Sachs International	207,000	07/18/18	HKD	14.07	HKD	2,782	(3,447)
TOTAL SA	Goldman Sachs International	26,500	07/25/18	EUR	53.15	EUR	1,378	(13,724)
BP PLC	Citibank N.A.	230,000	07/26/18	GBP	5.96	GBP	1,327	(15,927)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	261,000	07/26/18	HKD	14.07	HKD	3,508	(6,498)
Royal Dutch Shell PLC, Class A	Goldman Sachs International	95,700	07/26/18	GBP	25.93	GBP	2,509	(94,603)
TOTAL SA	Citibank N.A.	47,000	07/26/18	EUR	53.63	EUR	2,444	(19,103)
BP PLC	Barclays Bank PLC	213,300	07/27/18	GBP	5.86	GBP	1,231	(26,684)
BP PLC	Citibank N.A.	221,000	07/27/18	GBP	5.70	GBP	1,275	(50,760)
CNOOC Ltd.	Societe Generale	300,000	08/01/18	HKD	12.78	HKD	4,032	(32,136)
TOTAL SA	UBS AG	30,000	08/01/18	EUR	53.87	EUR	1,560	(16,207)
Patterson-UTI Energy, Inc.	UBS AG	11,000	08/06/18	USD	20.20	USD	198	(3,321)
Royal Dutch Shell PLC — ADR, Class A	Citibank N.A.	34,600	08/06/18	USD	70.97	USD	2,395	(39,852)
Oil Search Ltd.	Citibank N.A.	190,000	08/07/18	AUD	8.35	AUD	1,687	(86,874)
BP PLC	Goldman Sachs International	311,000	08/08/18	GBP	5.85	GBP	1,794	(55,006)
TOTAL SA	Goldman Sachs International	16,100	08/08/18	EUR	52.17	EUR	837	(21,605)
Baker Hughes a GE Co.	Citibank N.A.	31,300	08/13/18	USD	33.93	USD	1,034	(39,343)
Royal Dutch Shell PLC — ADR, Class A	Citibank N.A.	34,600	08/20/18	USD	70.97	USD	2,395	(43,368)

								$(774,990)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$966,746	$(930,472)	$(3,538,539)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,538,539	$—	$—	$—	$3,538,539

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Energy and Resources Trust (BGR)

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(841)	$—	$—	$—	$(841)
Options written	—	—	(14,337,904)	—	—	—	(14,337,904)

	$—	$—	$(14,338,745)	$—	$—	$—	$(14,338,745)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$4,386,198	$—	$—	$—	$4,386,198

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,136,477

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$3,538,539

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,763,549)

Total derivative assets and liabilities subject to an MNA	$—	$774,990

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collater received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$42,265	$—	$—	$—	$42,265
Barclays Bank PLC	51,767	—	(51,767)	—	—
Citibank N.A.	295,227	—	(295,227)	—	—
Credit Suisse International	93,853	—	(93,240)	—	613
Goldman Sachs International	211,624	—	(211,624)	—	—
JPMorgan Chase Bank N.A.	6,498	—	—	—	6,498
Morgan Stanley & Co. International PLC	21,568	—	—	—	21,568
Societe Generale	32,136	—	—	—	32,136
UBS AG	20,052	—	(20,052)	—	—

	$774,990	$—	$(671,910)	$—	$103,080

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Energy Equipment & Services	$36,242,569	$—	$—	$36,242,569
Oil, Gas & Consumable Fuels	350,814,174	88,568,702	—	439,382,876
Short-Term Securities	4,599,459	—	—	4,599,459

	$391,656,202	$88,568,702	$—	$480,224,904

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(2,690,567)	$(847,972)	$—	$(3,538,539)

(a)	Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 100.3%

Airlines — 1.4%
Delta Air Lines, Inc.	204,085	$10,110,371

Banks — 10.4%
Bank of America Corp.(a)(b)	710,271	20,022,540
JPMorgan Chase & Co.(b)	239,356	24,940,895
Regions Financial Corp.	327,605	5,824,817
SunTrust Banks, Inc.	205,255	13,550,935
U.S. Bancorp	263,202	13,165,364

		77,504,551
Biotechnology — 3.5%
Biogen, Inc.(c)	55,904	16,225,577
Gilead Sciences, Inc.	138,969	9,844,564

		26,070,141
Capital Markets — 1.2%
E*Trade Financial Corp.(c)	150,986	9,234,304

Chemicals — 2.1%
DowDuPont, Inc.	243,080	16,023,834

Commercial Services & Supplies — 1.1%
KAR Auction Services, Inc.	154,771	8,481,451

Communications Equipment — 2.7%
Cisco Systems, Inc.	474,074	20,399,404

Consumer Finance — 1.6%
Ally Financial, Inc.	213,891	5,618,916
SLM Corp.(c)	537,693	6,156,585

		11,775,501
Containers & Packaging — 1.2%
Packaging Corp. of America	82,529	9,225,917

Electric Utilities — 2.9%
FirstEnergy Corp.	363,947	13,069,337
PG&E Corp.	206,492	8,788,299

		21,857,636
Electronic Equipment, Instruments & Components — 2.5%
CDW Corp.	154,847	12,510,089
Flex Ltd.(c)	443,330	6,255,386

		18,765,475
Food & Staples Retailing — 2.2%
Walmart, Inc.	191,513	16,403,088

Food Products — 1.3%
J.M. Smucker Co.	89,440	9,613,011

Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	150,208	11,091,359

Health Care Providers & Services — 9.1%
Centene Corp.(c)	79,887	9,842,877
CVS Health Corp.(a)	124,485	8,010,610
Humana, Inc.	57,029	16,973,541
Laboratory Corp. of America Holdings(c)	81,168	14,572,091
UnitedHealth Group, Inc.	77,355	18,978,276

		68,377,395
Hotels, Restaurants & Leisure — 1.1%
Carnival Corp.	147,293	8,441,362

Household Durables — 2.9%
D.R. Horton, Inc.	337,430	13,834,630
Lennar Corp., Class A	90,366	4,744,215
NVR, Inc.(c)	1,081	3,210,948

		21,789,793

Security	Shares	Value
Household Products — 0.2%
Energizer Holdings, Inc.	22,475	$1,415,026

Industrial Conglomerates — 0.9%
General Electric Co.	481,941	6,559,217

Insurance — 1.4%
Assured Guaranty Ltd.	105,887	3,783,343
Hartford Financial Services Group, Inc.	135,210	6,913,287

		10,696,630
Internet Software & Services — 5.0%
Alphabet, Inc., Class A(c)	33,203	37,492,496

IT Services — 3.0%
Amdocs Ltd.	83,760	5,544,075
Cognizant Technology Solutions Corp., Class A	209,862	16,576,999

		22,121,074
Machinery — 2.3%
Allison Transmission Holdings, Inc.	142,313	5,762,253
Fortive Corp.	150,060	11,571,127

		17,333,380
Media — 2.5%
Comcast Corp., Class A(a)	565,618	18,557,927

Metals & Mining — 1.5%
Freeport-McMoRan, Inc.	433,357	7,479,742
Rio Tinto PLC — ADR	59,686	3,311,379

		10,791,121
Oil, Gas & Consumable Fuels — 6.6%
BP PLC — ADR	202,348	9,239,210
Chevron Corp.	134,226	16,970,193
Marathon Oil Corp.	239,650	4,999,099
Suncor Energy, Inc.	404,193	16,442,571
TOTAL SA — ADR	32,322	1,957,420

		49,608,493
Pharmaceuticals — 4.1%
Novo Nordisk A/S — ADR	188,798	8,707,364
Pfizer, Inc.	608,765	22,085,994

		30,793,358
Road & Rail — 2.1%
Norfolk Southern Corp.	102,299	15,433,850

Software — 8.7%
Dell Technologies, Inc., Class V(c)	122,393	10,352,000
Microsoft Corp.(a)	395,647	39,014,751
Oracle Corp.	351,281	15,477,441

		64,844,192
Specialty Retail — 5.2%
Home Depot, Inc.	45,995	8,973,625
Lowe’s Cos., Inc.(a)	204,067	19,502,683
Urban Outfitters, Inc.(c)	233,622	10,407,860

		38,884,168
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.(b)	237,136	43,896,245

Tobacco — 2.2%
Altria Group, Inc.(a)	288,708	16,395,726

Total Long-Term Investments — 100.3% (Cost — $584,059,977)		749,987,496

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(d)(e)	4,630,300	$4,630,300

Total Short-Term Securities — 0.6% (Cost — $4,630,300)		4,630,300

Options Purchased — 0.0% (Cost — $1,360)		1,605

Total Investments Before Options Written — 100.9% (Cost — $588,691,637)		754,619,401

Options Written — (0.9)% (Premiums Received — $8,067,614)		(6,477,238)

Total Investments, Net of Options Written — 100.0% (Cost — $580,624,023)		748,142,163
Liabilities in Excess of Other Assets — (0.0)%		(18,462)

Net Assets — 100.0%		$748,123,701

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of security has been pledged as collateral in connection with OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,142,974	1,487,326	4,630,300	$4,630,300	$29,997	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
General Electric Co.	321	07/13/18	USD	14.50	USD	437	$1,605

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Bank of America Corp.	188	07/02/18	USD	31.35	USD	530	$—
Pfizer, Inc.	38	07/02/18	USD	36.25	USD	138	(755)
General Electric Co.	414	07/05/18	USD	14.75	USD	563	(213)
Bank of America Corp.	669	07/06/18	USD	30.50	USD	1,886	(1,003)
Baxter International, Inc.	37	07/06/18	USD	73.50	USD	273	(3,108)
CVS Health Corp.	278	07/06/18	USD	66.00	USD	1,789	(8,479)
Carnival Corp.	285	07/06/18	USD	64.00	USD	1,633	(1,425)
Chevron Corp.	104	07/06/18	USD	128.00	USD	1,315	(6,136)
Cisco Systems, Inc.	610	07/06/18	USD	44.50	USD	2,625	(1,525)
Cognizant Technology Solutions Corp., Class A	337	07/06/18	USD	77.00	USD	2,662	(75,825)
Comcast Corp., Class A	368	07/06/18	USD	32.00	USD	1,207	(35,880)
D.R. Horton, Inc.	114	07/06/18	USD	43.50	USD	467	(627)
Delta Air Lines, Inc.	284	07/06/18	USD	56.00	USD	1,407	(852)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
DowDuPont, Inc.	54	07/06/18	USD	67.50	USD	356	$(1,026)
Flex Ltd.	372	07/06/18	USD	14.00	USD	525	(9,300)
General Electric Co.	82	07/06/18	USD	15.25	USD	112	(12)
General Electric Co.	146	07/06/18	USD	14.50	USD	199	(292)
Gilead Sciences, Inc.	82	07/06/18	USD	69.50	USD	581	(13,489)
Hartford Financial Services Group, Inc.	178	07/06/18	USD	54.00	USD	910	(712)
Humana, Inc.	43	07/06/18	USD	297.50	USD	1,280	(14,513)
Microsoft Corp.	327	07/06/18	USD	101.00	USD	3,225	(7,357)
Norfolk Southern Corp.	135	07/06/18	USD	160.00	USD	2,037	(1,350)
Oracle Corp.	123	07/06/18	USD	48.00	USD	542	(246)
Pfizer, Inc.	78	07/06/18	USD	36.00	USD	283	(3,471)
Pfizer, Inc.	103	07/06/18	USD	36.50	USD	374	(1,339)
Pfizer, Inc.	39	07/06/18	USD	37.00	USD	141	(175)
Suncor Energy, Inc.	256	07/06/18	USD	40.00	USD	1,041	(23,936)
U.S. Bancorp	154	07/06/18	USD	52.50	USD	770	(308)
U.S. Bancorp	43	07/06/18	USD	53.00	USD	215	(430)
UnitedHealth Group, Inc.	57	07/06/18	USD	245.00	USD	1,398	(14,421)
Urban Outfitters, Inc.	278	07/06/18	USD	42.50	USD	1,238	(56,295)
Novo Nordisk A/S — ADR	124	07/09/18	USD	50.00	USD	572	(46)
Suncor Energy, Inc.	8	07/09/18	USD	38.40	USD	33	(1,920)
FirstEnergy Corp.	442	07/11/18	USD	34.01	USD	1,587	(87,636)
Alphabet, Inc., Class A	18	07/13/18	USD	1,145.00	USD	2,033	(19,980)
Altria Group, Inc.	383	07/13/18	USD	57.50	USD	2,175	(21,257)
Apple, Inc.	129	07/13/18	USD	192.50	USD	2,388	(5,160)
Apple, Inc.	101	07/13/18	USD	187.50	USD	1,870	(18,685)
BP PLC — ADR	133	07/13/18	USD	46.00	USD	607	(7,315)
Bank of America Corp.	318	07/13/18	USD	30.50	USD	896	(1,431)
Bank of America Corp.	161	07/13/18	USD	31.00	USD	454	(563)
Biogen, Inc.	28	07/13/18	USD	295.00	USD	813	(9,660)
Carnival Corp.	70	07/13/18	USD	65.00	USD	401	(350)
Carnival Corp.	70	07/13/18	USD	66.50	USD	401	(350)
Chevron Corp.	104	07/13/18	USD	129.00	USD	1,315	(8,788)
Cisco Systems, Inc.	81	07/13/18	USD	45.00	USD	349	(486)
D.R. Horton, Inc.	114	07/13/18	USD	44.00	USD	467	(1,425)
DowDuPont, Inc.	189	07/13/18	USD	67.00	USD	1,246	(13,136)
DowDuPont, Inc.	126	07/13/18	USD	69.00	USD	831	(2,331)
FirstEnergy Corp.	154	07/13/18	USD	34.50	USD	553	(24,476)
Flex Ltd.	378	07/13/18	USD	14.50	USD	533	(5,103)
Hartford Financial Services Group, Inc.	152	07/13/18	USD	54.00	USD	777	(1,216)
Humana, Inc.	88	07/13/18	USD	307.50	USD	2,619	(9,020)
JPMorgan Chase & Co.	128	07/13/18	USD	111.00	USD	1,334	(2,560)
Microsoft Corp.	71	07/13/18	USD	103.00	USD	700	(1,704)
Microsoft Corp.	260	07/13/18	USD	102.00	USD	2,564	(10,400)
Oracle Corp.	45	07/13/18	USD	49.00	USD	198	(90)
Oracle Corp.	303	07/13/18	USD	48.00	USD	1,335	(1,212)
PG&E Corp.	522	07/13/18	USD	42.50	USD	2,222	(126,585)
Pfizer, Inc.	155	07/13/18	USD	36.50	USD	562	(4,417)
Pfizer, Inc.	38	07/13/18	USD	37.00	USD	138	(418)
SunTrust Banks, Inc.	389	07/13/18	USD	70.00	USD	2,568	(5,815)
U.S. Bancorp	360	07/13/18	USD	50.50	USD	1,801	(17,460)
U.S. Bancorp	43	07/13/18	USD	52.50	USD	215	(236)
U.S. Bancorp	129	07/13/18	USD	51.00	USD	645	(3,805)
U.S. Bancorp	65	07/13/18	USD	51.50	USD	325	(1,105)
Urban Outfitters, Inc.	165	07/13/18	USD	43.00	USD	735	(36,713)
Walmart Inc.	374	07/13/18	USD	85.00	USD	3,203	(55,726)
SunTrust Banks, Inc.	97	07/18/18	USD	70.50	USD	640	(1,880)
Allison Transmission Holdings, Inc.	200	07/20/18	USD	42.51	USD	810	(5,899)
Ally Financial, Inc.	348	07/20/18	USD	27.00	USD	914	(12,180)
Ally Financial, Inc.	120	07/20/18	USD	26.00	USD	315	(9,600)
Alphabet, Inc., Class A	34	07/20/18	USD	1,100.00	USD	3,839	(146,030)
Alphabet, Inc., Class A	7	07/20/18	USD	1,190.00	USD	790	(3,185)
Altria Group, Inc.	470	07/20/18	USD	57.50	USD	2,669	(38,540)

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Apple, Inc.	520	07/20/18	USD	190.00	USD	9,626	$(68,380)
Assured Guaranty Ltd.	200	07/20/18	USD	37.00	USD	715	(4,400)
Assured Guaranty Ltd.	200	07/20/18	USD	39.00	USD	715	(600)
BP PLC — ADR	357	07/20/18	USD	47.00	USD	1,630	(12,138)
Bank of America Corp.	297	07/20/18	USD	32.00	USD	837	(1,336)
Bank of America Corp.	274	07/20/18	USD	31.00	USD	772	(1,781)
Baxter International, Inc.	121	07/20/18	USD	72.50	USD	893	(25,592)
Biogen, Inc.	58	07/20/18	USD	280.00	USD	1,683	(80,040)
CDW Corp.	645	07/20/18	USD	80.00	USD	5,211	(158,025)
CVS Health Corp.	283	07/20/18	USD	72.50	USD	1,821	(4,103)
Carnival Corp.	154	07/20/18	USD	64.50	USD	883	(770)
Centene Corp.	211	07/20/18	USD	125.00	USD	2,600	(41,145)
Chevron Corp.	310	07/20/18	USD	130.00	USD	3,919	(29,605)
Cisco Systems, Inc.	344	07/20/18	USD	45.00	USD	1,480	(4,816)
Cisco Systems, Inc.	240	07/20/18	USD	44.00	USD	1,033	(8,040)
Cognizant Technology Solutions Corp., Class A	239	07/20/18	USD	80.00	USD	1,888	(23,900)
Comcast Corp., Class A	141	07/20/18	USD	33.01	USD	463	(12,455)
Comcast Corp., Class A	389	07/20/18	USD	32.50	USD	1,276	(43,374)
D.R. Horton, Inc.	114	07/20/18	USD	45.00	USD	467	(1,482)
Dell Technologies, Inc., Class V	434	07/20/18	USD	90.00	USD	3,671	(77,035)
DowDuPont, Inc.	231	07/20/18	USD	70.00	USD	1,523	(4,504)
DowDuPont, Inc.	94	07/20/18	USD	67.50	USD	620	(7,332)
E*Trade Financial Corp.	113	07/20/18	USD	65.00	USD	691	(5,819)
Energizer Holdings, Inc.	150	07/20/18	USD	60.00	USD	944	(53,250)
FirstEnergy Corp.	242	07/20/18	USD	35.00	USD	869	(29,645)
Flex Ltd.	372	07/20/18	USD	14.00	USD	525	(15,066)
Fortive Corp.	464	07/20/18	USD	80.00	USD	3,578	(25,520)
Freeport-McMoRan, Inc.	414	07/20/18	USD	16.00	USD	715	(62,100)
Freeport-McMoRan, Inc.	213	07/20/18	USD	16.50	USD	368	(23,856)
Freeport-McMoRan, Inc.	267	07/20/18	USD	17.50	USD	461	(14,819)
General Electric Co.	113	07/20/18	USD	15.00	USD	154	(734)
General Electric Co.	52	07/20/18	USD	13.50	USD	71	(2,600)
Gilead Sciences, Inc.	167	07/20/18	USD	67.50	USD	1,183	(64,713)
Hartford Financial Services Group, Inc.	135	07/20/18	USD	55.00	USD	690	(1,080)
J.M. Smucker Co.	227	07/20/18	USD	115.00	USD	2,440	(13,052)
JPMorgan Chase & Co.	103	07/20/18	USD	113.85	USD	1,073	(1,060)
JPMorgan Chase & Co.	79	07/20/18	USD	110.00	USD	823	(4,108)
KAR Auction Services, Inc.	272	07/20/18	USD	55.00	USD	1,491	(23,120)
Laboratory Corp. of America Holdings	15	07/20/18	USD	195.00	USD	269	(450)
Lennar Corp., Class A	188	07/20/18	USD	57.50	USD	987	(3,478)
Lennar Corp., Class A	128	07/20/18	USD	52.50	USD	672	(18,304)
Lowe’s Cos., Inc.	281	07/20/18	USD	86.20	USD	2,686	(287,158)
Marathon Oil Corp.	83	07/20/18	USD	21.00	USD	173	(5,893)
Marathon Oil Corp.	125	07/20/18	USD	22.00	USD	261	(4,312)
Microsoft Corp.	200	07/20/18	USD	100.00	USD	1,972	(40,400)
Norfolk Southern Corp.	223	07/20/18	USD	155.00	USD	3,364	(31,778)
Novo Nordisk A/S — ADR	295	07/20/18	USD	48.90	USD	1,361	(5,578)
Oracle Corp.	301	07/20/18	USD	48.00	USD	1,326	(903)
Packaging Corp. of America	128	07/20/18	USD	125.00	USD	1,431	(1,280)
Pfizer, Inc.	2	07/20/18	USD	36.00	USD	7	(137)
Pfizer, Inc.	105	07/20/18	USD	35.00	USD	381	(15,540)
Pfizer, Inc.	159	07/20/18	USD	37.00	USD	577	(3,100)
Regions Financial Corp.	348	07/20/18	USD	19.00	USD	619	(6,090)
Rio Tinto PLC — ADR	47	07/20/18	USD	60.00	USD	261	(705)
SLM Corp.	863	07/20/18	USD	11.55	USD	988	(24,351)
SunTrust Banks, Inc.	177	07/20/18	USD	70.00	USD	1,169	(5,133)
Suncor Energy, Inc.	34	07/20/18	USD	40.00	USD	138	(4,658)
TOTAL SA — ADR	75	07/20/18	USD	60.00	USD	454	(11,250)
TOTAL SA — ADR	60	07/20/18	USD	62.50	USD	363	(2,100)
U.S. Bancorp	130	07/20/18	USD	51.50	USD	650	(4,810)
Walmart Inc.	77	07/20/18	USD	87.50	USD	660	(4,889)
FirstEnergy Corp.	154	07/24/18	USD	34.75	USD	553	(24,317)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
CDW Corp.	219	07/25/18	USD	79.65	USD	1,769	$(63,069)
Alphabet, Inc., Class A	18	07/27/18	USD	1,160.00	USD	2,033	(42,750)
Apple, Inc.	101	07/27/18	USD	190.00	USD	1,870	(22,523)
Apple, Inc.	101	07/27/18	USD	187.50	USD	1,870	(28,028)
BP PLC — ADR	133	07/27/18	USD	47.00	USD	607	(6,450)
BP PLC — ADR	82	07/27/18	USD	46.00	USD	374	(7,257)
Bank of America Corp.	275	07/27/18	USD	31.00	USD	775	(2,612)
Baxter International, Inc.	121	07/27/18	USD	76.00	USD	893	(11,313)
Biogen, Inc.	57	07/27/18	USD	310.00	USD	1,654	(18,668)
Carnival Corp.	154	07/27/18	USD	64.50	USD	883	(1,540)
Chevron Corp.	39	07/27/18	USD	130.00	USD	493	(5,869)
Cisco Systems, Inc.	163	07/27/18	USD	45.00	USD	701	(3,423)
Cognizant Technology Solutions Corp., Class A	167	07/27/18	USD	80.00	USD	1,319	(20,875)
Comcast Corp., Class A	96	07/27/18	USD	33.00	USD	315	(11,088)
D.R. Horton, Inc.	137	07/27/18	USD	45.00	USD	562	(4,589)
Delta Air Lines, Inc.	169	07/27/18	USD	52.00	USD	837	(11,745)
DowDuPont, Inc.	117	07/27/18	USD	72.00	USD	771	(1,345)
DowDuPont, Inc.	139	07/27/18	USD	67.50	USD	916	(13,831)
DowDuPont, Inc.	35	07/27/18	USD	66.50	USD	231	(5,040)
E*Trade Financial Corp.	372	07/27/18	USD	65.50	USD	2,275	(55,428)
Flex Ltd.	380	07/27/18	USD	14.50	USD	536	(19,190)
Freeport-McMoRan, Inc.	400	07/27/18	USD	18.00	USD	690	(22,000)
Freeport-McMoRan, Inc.	213	07/27/18	USD	17.00	USD	368	(21,407)
General Electric Co.	578	07/27/18	USD	14.50	USD	787	(9,826)
General Electric Co.	52	07/27/18	USD	14.00	USD	71	(1,664)
Gilead Sciences, Inc.	317	07/27/18	USD	72.00	USD	2,246	(58,487)
Hartford Financial Services Group, Inc.	152	07/27/18	USD	54.00	USD	777	(5,320)
JPMorgan Chase & Co.	149	07/27/18	USD	112.00	USD	1,553	(6,034)
Lowe’s Cos., Inc.	199	07/27/18	USD	101.00	USD	1,902	(9,552)
Marathon Oil Corp.	125	07/27/18	USD	22.00	USD	261	(5,875)
Marathon Oil Corp.	121	07/27/18	USD	21.00	USD	252	(10,406)
Microsoft Corp.	71	07/27/18	USD	103.00	USD	700	(8,023)
Microsoft Corp.	133	07/27/18	USD	101.00	USD	1,312	(24,273)
Oracle Corp.	179	07/27/18	USD	49.00	USD	789	(895)
Pfizer, Inc.	324	07/27/18	USD	37.00	USD	1,175	(8,748)
Pfizer, Inc.	60	07/27/18	USD	36.50	USD	218	(2,910)
Suncor Energy, Inc.	393	07/27/18	USD	40.00	USD	1,599	(63,666)
U.S. Bancorp	138	07/27/18	USD	52.00	USD	690	(4,554)
UnitedHealth Group, Inc.	155	07/27/18	USD	255.00	USD	3,803	(38,053)
Urban Outfitters, Inc.	340	07/27/18	USD	46.50	USD	1,515	(33,150)
Walmart Inc.	75	07/27/18	USD	86.50	USD	642	(9,262)
Walmart Inc.	153	07/27/18	USD	86.00	USD	1,310	(22,568)
Pfizer, Inc.	59	07/30/18	USD	36.75	USD	214	(2,580)
Pfizer, Inc.	385	07/30/18	USD	36.50	USD	1,397	(18,691)
Bank of America Corp.	88	07/31/18	USD	30.25	USD	248	(1,845)
Cisco Systems, Inc.	240	07/31/18	USD	44.60	USD	1,033	(8,113)
FirstEnergy Corp.	302	07/31/18	USD	34.75	USD	1,084	(50,824)
Altria Group, Inc.	266	08/03/18	USD	58.50	USD	1,511	(24,738)
BP PLC — ADR	164	08/03/18	USD	46.00	USD	749	(19,106)
Bank of America Corp.	146	08/03/18	USD	30.00	USD	412	(3,723)
Bank of America Corp.	90	08/03/18	USD	29.00	USD	254	(5,040)
Baxter International, Inc.	82	08/03/18	USD	75.00	USD	605	(10,619)
Baxter International, Inc.	43	08/03/18	USD	73.50	USD	318	(8,772)
Biogen, Inc.	19	08/03/18	USD	300.00	USD	551	(13,205)
Chevron Corp.	92	08/03/18	USD	130.00	USD	1,163	(16,652)
Comcast Corp., Class A	141	08/03/18	USD	34.00	USD	463	(11,844)
D.R. Horton, Inc.	291	08/03/18	USD	42.50	USD	1,193	(32,738)
Delta Air Lines, Inc.	500	08/03/18	USD	55.00	USD	2,477	(13,250)
E*Trade Financial Corp.	128	08/03/18	USD	66.00	USD	783	(7,680)
Freeport-McMoRan, Inc.	267	08/03/18	USD	17.50	USD	461	(22,695)
General Electric Co.	205	08/03/18	USD	13.50	USD	279	(12,300)
General Electric Co.	295	08/03/18	USD	15.00	USD	401	(3,392)

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
JPMorgan Chase & Co.	35	08/03/18	USD	110.00	USD	365	$(3,045)
JPMorgan Chase & Co.	79	08/03/18	USD	111.00	USD	823	(5,411)
Lowe’s Cos., Inc.	245	08/03/18	USD	99.00	USD	2,341	(27,563)
Marathon Oil Corp.	245	08/03/18	USD	21.50	USD	511	(20,213)
Microsoft Corp.	133	08/03/18	USD	102.00	USD	1,312	(22,145)
Oracle Corp.	155	08/03/18	USD	44.00	USD	683	(15,810)
Pfizer, Inc.	100	08/03/18	USD	36.50	USD	363	(6,050)
Suncor Energy, Inc.	7	08/03/18	USD	41.00	USD	28	(850)
Urban Outfitters, Inc.	250	08/03/18	USD	47.50	USD	1,114	(20,625)
Novo Nordisk A/S — ADR	567	08/06/18	USD	45.01	USD	2,615	(111,182)
SunTrust Banks, Inc.	368	08/06/18	USD	68.30	USD	2,430	(40,062)
UnitedHealth Group, Inc.	107	08/09/18	USD	255.00	USD	2,625	(38,690)
Bank of America Corp.	516	08/10/18	USD	30.10	USD	1,455	(15,495)
Bank of America Corp.	305	08/10/18	USD	29.01	USD	860	(18,629)
Chevron Corp.	39	08/10/18	USD	128.00	USD	493	(11,622)
Comcast Corp., Class A	344	08/10/18	USD	33.50	USD	1,129	(39,904)
DowDuPont, Inc.	247	08/10/18	USD	66.00	USD	1,628	(57,428)
FirstEnergy Corp.	301	08/10/18	USD	33.75	USD	1,081	(71,285)
Flex Ltd.	379	08/10/18	USD	14.50	USD	535	(18,950)
General Electric Co.	118	08/10/18	USD	14.00	USD	161	(4,838)
Hartford Financial Services Group, Inc.	63	08/10/18	USD	52.00	USD	322	(7,497)
JPMorgan Chase & Co.	60	08/10/18	USD	108.25	USD	625	(9,219)
Lowe’s Cos., Inc.	116	08/10/18	USD	98.50	USD	1,109	(17,284)
Marathon Oil Corp.	121	08/10/18	USD	21.50	USD	252	(11,192)
Microsoft Corp.	133	08/10/18	USD	102.00	USD	1,312	(24,871)
Oracle Corp.	551	08/10/18	USD	45.10	USD	2,428	(35,791)
PG&E Corp.	200	08/10/18	USD	44.00	USD	851	(52,000)
Pfizer, Inc.	385	08/10/18	USD	36.50	USD	1,397	(25,025)
U.S. Bancorp	191	08/10/18	USD	50.00	USD	955	(26,072)
Urban Outfitters, Inc.	251	08/10/18	USD	47.50	USD	1,118	(26,983)
Ally Financial, Inc.	348	08/17/18	USD	27.00	USD	914	(24,360)
Ally Financial, Inc.	120	08/17/18	USD	26.00	USD	315	(14,400)
Alphabet, Inc., Class A	39	08/17/18	USD	1,105.00	USD	4,404	(234,585)
Altria Group, Inc.	468	08/17/18	USD	59.20	USD	2,658	(48,271)
Apple, Inc.	352	08/17/18	USD	190.00	USD	6,516	(147,840)
BP PLC — ADR	161	08/17/18	USD	46.00	USD	735	(19,964)
BP PLC — ADR	82	08/17/18	USD	47.00	USD	374	(6,724)
Bank of America Corp.	274	08/17/18	USD	31.00	USD	772	(5,343)
Bank of America Corp.	305	08/17/18	USD	29.00	USD	860	(20,893)
Baxter International, Inc.	121	08/17/18	USD	72.50	USD	893	(36,300)
Biogen, Inc.	33	08/17/18	USD	300.00	USD	958	(28,875)
CVS Health Corp.	128	08/17/18	USD	72.50	USD	824	(5,952)
Chevron Corp.	50	08/17/18	USD	130.00	USD	632	(11,625)
Comcast Corp., Class A	501	08/17/18	USD	35.00	USD	1,644	(34,820)
D.R. Horton, Inc.	137	08/17/18	USD	43.00	USD	562	(14,454)
D.R. Horton, Inc.	274	08/17/18	USD	41.00	USD	1,123	(55,896)
Delta Air Lines, Inc.	169	08/17/18	USD	52.50	USD	837	(15,126)
DowDuPont, Inc.	34	08/17/18	USD	70.00	USD	224	(2,958)
DowDuPont, Inc.	70	08/17/18	USD	67.50	USD	461	(12,145)
E*Trade Financial Corp.	217	08/17/18	USD	63.75	USD	1,327	(29,719)
Flex Ltd.	557	08/17/18	USD	15.00	USD	786	(19,774)
Fortive Corp.	61	08/17/18	USD	76.01	USD	470	(23,071)
Freeport-McMoRan, Inc.	210	08/17/18	USD	17.00	USD	362	(25,935)
Freeport-McMoRan, Inc.	400	08/17/18	USD	18.00	USD	690	(31,800)
General Electric Co.	175	08/17/18	USD	15.00	USD	238	(2,887)
Gilead Sciences, Inc.	217	08/17/18	USD	75.00	USD	1,537	(29,512)
Hartford Financial Services Group, Inc.	63	08/17/18	USD	53.05	USD	322	(6,152)
Home Depot, Inc.	274	08/17/18	USD	200.00	USD	5,346	(104,120)
Humana, Inc.	68	08/17/18	USD	300.00	USD	2,024	(63,580)
J.M. Smucker Co.	264	08/17/18	USD	110.00	USD	2,837	(76,560)
JPMorgan Chase & Co.	204	08/17/18	USD	115.00	USD	2,126	(9,792)
KAR Auction Services, Inc.	269	08/17/18	USD	55.00	USD	1,474	(45,730)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Lowe’s Cos., Inc.	281	08/17/18	USD	97.50	USD	2,686	$(59,572)
Marathon Oil Corp.	373	08/17/18	USD	22.00	USD	778	(30,027)
Marathon Oil Corp.	125	08/17/18	USD	23.00	USD	261	(6,437)
Microsoft Corp.	56	08/17/18	USD	105.00	USD	552	(6,272)
Oracle Corp.	275	08/17/18	USD	44.00	USD	1,212	(34,513)
Packaging Corp. of America	160	08/17/18	USD	120.00	USD	1,789	(20,800)
Pfizer, Inc.	100	08/17/18	USD	37.00	USD	363	(4,600)
SunTrust Banks, Inc.	97	08/17/18	USD	72.50	USD	640	(3,492)
Suncor Energy, Inc.	35	08/17/18	USD	41.00	USD	142	(5,075)
TOTAL SA — ADR	42	08/17/18	USD	62.50	USD	254	(4,095)
U.S. Bancorp	194	08/17/18	USD	52.50	USD	970	(9,118)
Walmart Inc.	374	08/17/18	USD	85.00	USD	3,203	(108,460)
UnitedHealth Group, Inc.	107	08/20/18	USD	255.00	USD	2,625	(47,841)

							$(5,814,712)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Allison Transmission Holdings, Inc.	Credit Suisse International	20,300	07/06/18	USD	43.10	USD	822	$(358)
SLM Corp.	Citibank N.A.	30,400	07/09/18	USD	11.42	USD	348	(7,273)
Suncor Energy, Inc.	Citibank N.A.	68,100	07/09/18	USD	38.95	USD	2,770	(128,037)
Amdocs Ltd.	JPMorgan Chase Bank N.A.	23,500	07/10/18	USD	66.43	USD	1,555	(17,802)
Laboratory Corp. of America Holdings	UBS AG	21,000	07/10/18	USD	177.00	USD	3,770	(87,241)
Ally Financial, Inc.	Citibank N.A.	24,000	07/11/18	USD	27.24	USD	630	(3,578)
Laboratory Corp. of America Holdings	UBS AG	21,000	07/19/18	USD	177.00	USD	3,770	(107,192)
Centene Corp.	Citibank N.A.	22,800	07/23/18	USD	118.90	USD	2,809	(146,941)
Regions Financial Corp.	Morgan Stanley & Co. International PLC	75,000	07/24/18	USD	19.58	USD	1,334	(8,423)
SLM Corp.	UBS AG	81,500	07/24/18	USD	12.01	USD	933	(12,623)
Novo Nordisk A/S — ADR	Barclays Bank PLC	5,200	07/26/18	USD	45.41	USD	240	(7,887)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	21,100	08/03/18	USD	58.75	USD	1,171	(12,758)
SLM Corp.	Morgan Stanley & Co. International PLC	97,500	08/07/18	USD	12.15	USD	1,116	(19,150)
Assured Guaranty Ltd.	Citibank N.A.	18,200	08/13/18	USD	36.51	USD	650	(11,926)
Amdocs Ltd.	JPMorgan Chase Bank N.A.	22,500	08/16/18	USD	67.10	USD	1,489	(27,933)
Regions Financial Corp.	JPMorgan Chase Bank N.A.	35,200	08/16/18	USD	19.45	USD	626	(7,458)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	21,100	08/20/18	USD	58.75	USD	1,171	(12,288)
Regions Financial Corp.	Morgan Stanley & Co. International PLC	35,100	08/27/18	USD	18.81	USD	624	(14,867)
FirstEnergy Corp.	JPMorgan Chase Bank N.A.	40,600	08/29/18	USD	36.65	USD	1,458	(28,791)

								$(662,526)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$2,911,349	$(1,320,973)	$(6,477,238)

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$1,605	$—	$—	$—	$1,605

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,477,238	$—	$—	$—	$6,477,238

(a)	Includes options purchased at value as reported in the schedule of Investments.

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,570)	$—	$—	$—	$(2,570)
Options written	—	—	(4,323,450)	—	—	—	(4,323,450)

	$—	$—	$(4,326,020)	$—	$—	$—	$(4,326,020)

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased	$—	$—	$245	$—	$—	$—	$245
Options written	—	—	3,616,469	—	—	—	3,616,469

	$—	$—	$3,616,714	$—	$—	$—	$3,616,714

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$803
Average value of option contracts written	$5,340,856

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$1,605	(a)	$6,477,238

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,605)		(5,814,712)

Total derivative assets and liabilities subject to an MNA	$—		$662,526

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$7,887	$—	$—	$—	$7,887
Citibank N.A.	297,755	—	(297,755)	—	—
Credit Suisse International	358	—	—	—	358
JPMorgan Chase Bank N.A.	81,984	—	—	—	81,984
Morgan Stanley & Co. International PLC	67,486	—	—	—	67,486
UBS AG	207,056	—	(207,056)	—	—

	$662,526	$—	$(504,811)	$—	$157,715

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$749,987,496	$—	$—	$749,987,496
Short-Term Securities	4,630,300	—	—	4,630,300
Options Purchased:
Equity Contracts	1,605	—	—	1,605

	$754,619,401	$—	$—	$754,619,401

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(4,690,612)	$(1,786,626)	$—	$(6,477,238)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 100.2%

Aerospace & Defense — 1.1%
Lockheed Martin Corp.(a)	20,920	$6,180,396
Northrop Grumman Corp.(a)	46,090	14,181,893

		20,362,289
Banks — 17.8%
Bank of America Corp.(a)(b)	2,540,170	71,607,392
Citigroup, Inc.(a)(b)	983,479	65,814,415
JPMorgan Chase & Co.(a)(b)	696,148	72,538,622
KeyCorp(a)	501,280	9,795,011
SunTrust Banks, Inc.(a)	293,049	19,347,095
U.S. Bancorp(a)	479,743	23,996,745
Wells Fargo & Co.(a)	1,033,491	57,296,741

		320,396,021
Beverages — 2.2%
Diageo PLC	507,609	18,236,314
Dr. Pepper Snapple Group, Inc.(a)	84,850	10,351,700
PepsiCo, Inc.(a)	110,300	12,008,361

		40,596,375
Capital Markets — 3.4%
Charles Schwab Corp.(a)	170,420	8,708,462
Goldman Sachs Group, Inc.(a)	106,920	23,583,344
Morgan Stanley(a)	621,970	29,481,378

		61,773,184
Chemicals — 1.2%
DowDuPont, Inc.(a)	315,265	20,782,269

Communications Equipment — 1.7%
Cisco Systems, Inc.(a)	236,610	10,181,328
Motorola Solutions, Inc.(a)	171,600	19,969,092

		30,150,420
Construction Materials — 0.8%
CRH PLC	387,800	13,602,955

Containers & Packaging — 0.4%
International Paper Co.(a)	135,700	7,067,256

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc.(a)(c)	273,200	5,630,652

Diversified Telecommunication Services — 2.9%
AT&T, Inc.	37,469	1,203,130
BCE, Inc.(a)	122,500	4,960,025
Verizon Communications, Inc.(a)	911,410	45,853,037

		52,016,192
Electric Utilities — 3.8%
Edison International(a)	80,393	5,086,465
FirstEnergy Corp.(a)	673,530	24,186,462
NextEra Energy, Inc.(a)	115,512	19,293,969
PG&E Corp.(a)	481,290	20,483,703

		69,050,599
Electrical Equipment — 0.1%
nVent Electric PLC(c)	109,190	2,740,669

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.(a)	161,890	13,079,093

Food & Staples Retailing — 0.7%
Kroger Co.(a)	436,290	12,412,451

Food Products — 1.4%
Danone SA	58,500	4,271,230
General Mills, Inc.(a)	193,760	8,575,817

Security	Shares	Value
Food Products (continued)
Kellogg Co.(a)	165,540	$11,566,280

		24,413,327
Health Care Equipment & Supplies — 3.1%
Koninklijke Philips NV	716,440	30,354,090
Medtronic PLC(a)	301,650	25,824,257

		56,178,347
Health Care Providers & Services — 8.7%
Aetna, Inc.(a)	167,946	30,818,091
Anthem, Inc.(a)	205,890	49,007,997
Cardinal Health, Inc.(a)	169,200	8,262,036
CVS Health Corp.(a)	206,260	13,272,831
Humana, Inc.(a)	27,590	8,211,612
McKesson Corp.(a)	120,390	16,060,026
Quest Diagnostics, Inc.(a)	75,810	8,334,551
UnitedHealth Group, Inc.(a)	90,460	22,193,456

		156,160,600
Household Products — 0.9%
Procter & Gamble Co.(a)	209,320	16,339,519

Industrial Conglomerates — 3.0%
3M Co.(a)	44,990	8,850,433
General Electric Co.(a)	1,710,590	23,281,130
Honeywell International, Inc.(a)	152,390	21,951,779

		54,083,342
Insurance — 6.2%
American International Group, Inc.(a)	681,330	36,124,116
Arthur J Gallagher & Co.	23,433	1,529,706
Brighthouse Financial, Inc.(a)(c)	44,511	1,783,556
Lincoln National Corp.(a)	46,320	2,883,420
Marsh & McLennan Cos., Inc.(a)	183,800	15,066,086
MetLife, Inc.(a)	798,253	34,803,831
Travelers Cos., Inc.(a)	165,150	20,204,451

		112,395,166
IT Services — 0.4%
Cognizant Technology Solutions Corp., Class A(a)	82,580	6,522,994

Leisure Products — 0.5%
Mattel, Inc.(a)(d)	586,956	9,637,818

Machinery — 0.3%
Pentair PLC(a)	109,190	4,594,715

Media — 2.1%
Comcast Corp., Class A(a)	895,110	29,368,559
Interpublic Group of Cos., Inc.(a)	397,970	9,328,417

		38,696,976
Multi-Utilities — 1.3%
Public Service Enterprise Group, Inc.(a)	437,430	23,682,460

Multiline Retail — 0.3%
Dollar General Corp.(a)	54,587	5,382,278

Oil, Gas & Consumable Fuels — 13.0%
Anadarko Petroleum Corp.(a)	51,700	3,787,025
BP PLC	5,057,210	38,477,869
Chevron Corp.(a)	118,260	14,951,612
Devon Energy Corp.(a)	536,160	23,569,594
Enterprise Products Partners LP(a)	758,400	20,984,928
Hess Corp.(a)	411,110	27,499,148
Marathon Oil Corp.(a)	169,820	3,542,445
Marathon Petroleum Corp.(a)	201,459	14,134,364
ONEOK, Inc.(a)	138,180	9,649,109
Royal Dutch Shell PLC — ADR, Class A(a)	156,710	10,849,033
Suncor Energy, Inc.(a)	1,141,580	46,439,474

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TOTAL SA — ADR(a)	211,897	$12,832,482
Williams Cos., Inc.(a)	259,552	7,036,455

		233,753,538
Personal Products — 0.8%
Unilever NV — NY Shares(a)	255,590	14,241,475

Pharmaceuticals — 8.5%
AstraZeneca PLC	480,846	33,258,762
Bayer AG, Registered Shares	107,845	11,843,916
Merck & Co., Inc.(a)	413,570	25,103,699
Novo Nordisk A/S — ADR(a)	298,910	13,785,729
Pfizer, Inc.(a)(b)	1,911,740	69,357,927

		153,350,033
Professional Services — 1.3%
Experian PLC	530,780	13,093,606
Nielsen Holdings PLC(a)	343,020	10,609,609

		23,703,215
Road & Rail — 0.7%
Union Pacific Corp.(a)	83,780	11,869,950

Semiconductors & Semiconductor Equipment — 1.8%
QUALCOMM, Inc.(a)	418,240	23,471,629
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR(a)	237,560	8,685,193

		32,156,822
Software — 5.9%
Constellation Software, Inc.	14,240	11,043,542
Microsoft Corp.(a)	476,210	46,959,068
Oracle Corp.(a)	1,118,660	49,288,159

		107,290,769
Specialty Retail — 0.7%
Lowe’s Cos., Inc.(a)	137,050	13,097,869

Technology Hardware, Storage & Peripherals — 0.8%
Lenovo Group Ltd.	13,220,000	7,115,799
Samsung Electronics Co. Ltd. — GDR	7,819	8,109,582

		15,225,381

Security	Shares	Value
Tobacco — 1.4%
Altria Group, Inc.(a)	340,020	$19,309,736
Philip Morris International, Inc.(a)	69,830	5,638,074

		24,947,810

Total Long-Term Investments — 100.2% (Cost — $1,400,287,297)		1,807,384,829

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(e)(g)	13,793,172	13,793,172
SL Liquidity Series, LLC, Money Market Series, 2.16%(e)(f)(g)	12,294	12,294

Total Short-Term Securities — 0.8% (Cost — $13,805,466)		13,805,466

Options Purchased — 0.0% (Cost — $3,195)		3,770

Total Investments Before Options Written — 101.0% (Cost — $1,414,095,958)		1,821,194,065

Options Written — (0.9)% (Premiums Received — $17,508,135)		(15,288,978)

Total Investments, Net of Options Written — 100.1% (Cost — $1,396,587,823)		1,805,905,087
Liabilities in Excess of Other Assets — (0.1)%		(1,936,617)

Net Assets — 100.0%		$1,803,968,470

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

During the period ended June 30, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,967,189	8,825,983	13,793,172	$13,793,172	$67,095		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	12,294	12,294	12,294	7	(b)	—	—

				$13,805,466	$67,102		$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
General Electric Co.	754	07/13/18	USD	14.50	USD	1,026	$3,770

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Bank of America Corp.	722	07/02/18	USD	31.35	USD	2,035	$—
Pfizer, Inc.	253	07/02/18	USD	36.25	USD	918	(5,028)
General Electric Co.	992	07/05/18	USD	14.75	USD	1,350	(511)
Aetna, Inc.	131	07/06/18	USD	232.50	USD	3,118	(84,168)
Bank of America Corp.	2,146	07/06/18	USD	30.50	USD	6,050	(3,219)
CVS Health Corp.	279	07/06/18	USD	66.00	USD	1,795	(8,509)
Charles Schwab Corp.	205	07/06/18	USD	59.00	USD	1,048	(1,025)
Citigroup, Inc.	351	07/06/18	USD	69.50	USD	2,349	(4,036)
Comcast Corp., Class A	224	07/06/18	USD	32.00	USD	735	(21,840)
Devon Energy Corp.	64	07/06/18	USD	43.50	USD	281	(6,656)
Devon Energy Corp.	72	07/06/18	USD	41.00	USD	317	(22,140)
DowDuPont, Inc.	56	07/06/18	USD	67.50	USD	369	(1,064)
General Electric Co.	177	07/06/18	USD	15.25	USD	241	(25)
General Electric Co.	339	07/06/18	USD	14.50	USD	461	(678)
Goldman Sachs Group, Inc.	162	07/06/18	USD	235.00	USD	3,573	(1,053)
Hess Corp.	655	07/06/18	USD	62.00	USD	4,381	(324,225)
Honeywell International, Inc.	113	07/06/18	USD	152.50	USD	1,628	(452)
Humana, Inc.	27	07/06/18	USD	297.50	USD	804	(9,112)
Marathon Oil Corp.	181	07/06/18	USD	82.00	USD	1,270	(5,792)
McKesson Corp.	108	07/06/18	USD	146.00	USD	1,441	(1,620)
MetLife, Inc.	570	07/06/18	USD	48.00	USD	2,485	(6,270)
Microsoft Corp.	492	07/06/18	USD	101.00	USD	4,852	(11,070)
Morgan Stanley	206	07/06/18	USD	54.00	USD	976	(1,648)
Morgan Stanley	136	07/06/18	USD	52.00	USD	645	(816)
Oracle Corp.	475	07/06/18	USD	48.00	USD	2,093	(950)
Pfizer, Inc.	514	07/06/18	USD	36.00	USD	1,865	(22,873)
Pfizer, Inc.	470	07/06/18	USD	36.50	USD	1,705	(6,110)
Pfizer, Inc.	176	07/06/18	USD	37.00	USD	639	(792)
QUALCOMM, Inc.	440	07/06/18	USD	60.00	USD	2,469	(3,740)
QUALCOMM, Inc.	605	07/06/18	USD	62.00	USD	3,395	(4,840)
Suncor Energy, Inc.	215	07/06/18	USD	40.00	USD	875	(20,102)
U.S. Bancorp	338	07/06/18	USD	52.50	USD	1,691	(676)
U.S. Bancorp	69	07/06/18	USD	53.00	USD	345	(690)
Union Pacific Corp.	188	07/06/18	USD	147.00	USD	2,664	(1,786)
Verizon Communications, Inc.	495	07/06/18	USD	49.00	USD	2,490	(72,270)
Wells Fargo & Co.	470	07/06/18	USD	55.50	USD	2,606	(28,905)
Wells Fargo & Co.	873	07/06/18	USD	55.00	USD	4,840	(79,007)
Williams Cos., Inc.	224	07/06/18	USD	27.50	USD	607	(2,800)
BCE, Inc.	251	07/09/18	USD	42.45	USD	1,016	(264)
Interpublic Group of Cos., Inc.	450	07/09/18	USD	23.20	USD	1,055	(25,440)
Novo Nordisk A/S — ADR	451	07/09/18	USD	50.00	USD	2,080	(168)
Suncor Energy, Inc.	366	07/09/18	USD	38.40	USD	1,489	(87,819)
Pentair PLC	545	07/10/18	USD	46.51	USD	2,293	(96)
FirstEnergy Corp.	368	07/11/18	USD	34.01	USD	1,321	(72,964)
Altria Group, Inc.	253	07/13/18	USD	57.50	USD	1,437	(14,041)
American International Group, Inc.	719	07/13/18	USD	54.00	USD	3,812	(26,603)
Anthem, Inc.	217	07/13/18	USD	235.00	USD	5,165	(124,233)
Bank of America Corp.	987	07/13/18	USD	30.50	USD	2,782	(4,441)
Bank of America Corp.	484	07/13/18	USD	31.00	USD	1,364	(1,694)
Cisco Systems, Inc.	108	07/13/18	USD	45.00	USD	465	(648)
Citigroup, Inc.	186	07/13/18	USD	70.50	USD	1,245	(5,301)
Dollar General Corp.	354	07/13/18	USD	97.50	USD	3,490	(79,650)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
DowDuPont, Inc.	220	07/13/18	USD	67.00	USD	1,450	$(15,290)
DowDuPont, Inc.	136	07/13/18	USD	69.00	USD	897	(2,516)
FirstEnergy Corp.	239	07/13/18	USD	34.50	USD	858	(37,985)
Goldman Sachs Group, Inc.	93	07/13/18	USD	237.50	USD	2,051	(1,953)
JPMorgan Chase & Co.	679	07/13/18	USD	111.00	USD	7,075	(13,580)
KeyCorp	270	07/13/18	USD	20.50	USD	528	(2,160)
Kroger Co.	823	07/13/18	USD	25.00	USD	2,341	(288,050)
Marathon Petroleum Corp.	136	07/13/18	USD	78.00	USD	954	(1,020)
McKesson Corp.	65	07/13/18	USD	148.00	USD	867	(975)
Medtronic PLC	146	07/13/18	USD	88.50	USD	1,250	(1,606)
Microsoft Corp.	201	07/13/18	USD	103.00	USD	1,982	(4,824)
Microsoft Corp.	369	07/13/18	USD	102.00	USD	3,639	(14,760)
Morgan Stanley	225	07/13/18	USD	53.00	USD	1,067	(900)
Morgan Stanley	257	07/13/18	USD	54.00	USD	1,218	(5,654)
ONEOK, Inc.	138	07/13/18	USD	69.50	USD	964	(18,285)
Oracle Corp.	141	07/13/18	USD	49.00	USD	621	(282)
Oracle Corp.	961	07/13/18	USD	48.00	USD	4,234	(3,844)
PG&E Corp.	1,334	07/13/18	USD	42.50	USD	5,678	(323,495)
PepsiCo, Inc.	191	07/13/18	USD	102.00	USD	2,079	(137,520)
Pfizer, Inc.	704	07/13/18	USD	36.50	USD	2,554	(20,064)
Pfizer, Inc.	176	07/13/18	USD	37.00	USD	639	(1,936)
Procter & Gamble Co.	226	07/13/18	USD	74.00	USD	1,764	(97,745)
SunTrust Banks, Inc.	466	07/13/18	USD	70.00	USD	3,077	(6,966)
U.S. Bancorp	640	07/13/18	USD	50.50	USD	3,201	(31,040)
U.S. Bancorp	69	07/13/18	USD	52.50	USD	345	(379)
U.S. Bancorp	189	07/13/18	USD	51.00	USD	945	(5,575)
U.S. Bancorp	94	07/13/18	USD	51.50	USD	470	(1,598)
Wells Fargo & Co.	539	07/13/18	USD	56.50	USD	2,988	(36,113)
Williams Cos., Inc.	224	07/13/18	USD	27.00	USD	607	(11,312)
SunTrust Banks, Inc.	118	07/18/18	USD	70.50	USD	779	(2,287)
Wells Fargo & Co.	873	07/19/18	USD	56.25	USD	4,840	(83,303)
3M Co.	105	07/20/18	USD	200.00	USD	2,066	(23,258)
AXA Equitable Holdings, Inc.	437	07/20/18	USD	22.50	USD	901	(4,370)
Aetna, Inc.	218	07/20/18	USD	180.00	USD	4,000	(116,085)
Aetna, Inc.	415	07/20/18	USD	195.00	USD	7,615	(25,730)
Altria Group, Inc.	391	07/20/18	USD	57.50	USD	2,220	(32,062)
Anadarko Petroleum Corp.	129	07/20/18	USD	72.50	USD	945	(31,476)
Anthem, Inc.	144	07/20/18	USD	240.00	USD	3,428	(57,600)
Anthem, Inc.	262	07/20/18	USD	245.00	USD	6,236	(55,675)
Bank of America Corp.	1,190	07/20/18	USD	32.00	USD	3,355	(5,355)
Bank of America Corp.	822	07/20/18	USD	31.00	USD	2,317	(5,343)
Brighthouse Financial, Inc.	155	07/20/18	USD	50.00	USD	621	(1,550)
CDW Corp.	445	07/20/18	USD	80.00	USD	3,595	(109,025)
CVS Health Corp.	349	07/20/18	USD	72.50	USD	2,246	(5,060)
Charles Schwab Corp.	205	07/20/18	USD	60.00	USD	1,048	(1,025)
Chevron Corp.	425	07/20/18	USD	130.00	USD	5,373	(40,588)
Cisco Systems, Inc.	404	07/20/18	USD	45.00	USD	1,738	(5,656)
Cisco Systems, Inc.	336	07/20/18	USD	44.00	USD	1,446	(11,256)
Citigroup, Inc.	757	07/20/18	USD	72.50	USD	5,066	(12,490)
Cognizant Technology Solutions Corp., Class A	103	07/20/18	USD	77.50	USD	814	(25,235)
Cognizant Technology Solutions Corp., Class A	103	07/20/18	USD	80.00	USD	814	(10,300)
Comcast Corp., Class A	254	07/20/18	USD	33.01	USD	833	(22,436)
Comcast Corp., Class A	568	07/20/18	USD	32.50	USD	1,864	(63,332)
Devon Energy Corp.	182	07/20/18	USD	38.00	USD	800	(112,385)
Devon Energy Corp.	153	07/20/18	USD	44.00	USD	673	(22,874)
Devon Energy Corp.	99	07/20/18	USD	46.00	USD	435	(6,831)
DowDuPont, Inc.	244	07/20/18	USD	70.00	USD	1,608	(4,758)
DowDuPont, Inc.	108	07/20/18	USD	67.50	USD	712	(8,424)
Enterprise Products Partners LP	1,264	07/20/18	USD	29.00	USD	3,497	(12,640)
FirstEnergy Corp.	311	07/20/18	USD	35.00	USD	1,117	(38,098)
General Electric Co.	244	07/20/18	USD	15.00	USD	332	(1,586)
General Electric Co.	120	07/20/18	USD	13.50	USD	163	(6,000)

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
General Mills, Inc.	301	07/20/18	USD	45.00	USD	1,332	$(14,147)
General Mills, Inc.	667	07/20/18	USD	47.50	USD	2,952	(6,336)
Goldman Sachs Group, Inc.	279	07/20/18	USD	240.00	USD	6,154	(14,508)
Hess Corp.	485	07/20/18	USD	65.00	USD	3,244	(155,200)
Honeywell International, Inc.	75	07/20/18	USD	149.00	USD	1,080	(7,275)
International Paper Co.	176	07/20/18	USD	57.50	USD	917	(1,056)
Interpublic Group of Cos., Inc.	770	07/20/18	USD	24.00	USD	1,805	(28,875)
JPMorgan Chase & Co.	516	07/20/18	USD	113.85	USD	5,377	(5,310)
JPMorgan Chase & Co.	218	07/20/18	USD	110.00	USD	2,272	(11,336)
Kellogg Co.	349	07/20/18	USD	65.00	USD	2,438	(184,970)
KeyCorp	387	07/20/18	USD	21.00	USD	756	(3,483)
Kroger Co.	1,005	07/20/18	USD	26.00	USD	2,859	(260,798)
Lincoln National Corp.	116	07/20/18	USD	72.50	USD	722	(812)
Lincoln National Corp.	115	07/20/18	USD	67.50	USD	716	(1,610)
Lowe’s Cos., Inc.	46	07/20/18	USD	86.20	USD	440	(47,008)
Marathon Oil Corp.	419	07/20/18	USD	77.50	USD	2,940	(7,961)
Marathon Oil Corp.	269	07/20/18	USD	22.00	USD	561	(9,280)
Marsh & McLennan Cos., Inc.	596	07/20/18	USD	83.50	USD	4,885	(30,611)
Mattel, Inc.	144	07/20/18	USD	16.00	USD	236	(12,600)
Medtronic PLC	138	07/20/18	USD	87.50	USD	1,181	(6,141)
Medtronic PLC	147	07/20/18	USD	90.00	USD	1,258	(1,323)
Merck & Co., Inc.	339	07/20/18	USD	60.00	USD	2,058	(51,698)
Merck & Co., Inc.	537	07/20/18	USD	62.50	USD	3,260	(20,675)
MetLife, Inc.	248	07/20/18	USD	50.00	USD	1,081	(3,720)
Microsoft Corp.	238	07/20/18	USD	100.00	USD	2,347	(48,076)
Morgan Stanley	284	07/20/18	USD	53.15	USD	1,346	(2,317)
Motorola Solutions, Inc.	214	07/20/18	USD	110.00	USD	2,490	(150,335)
Motorola Solutions, Inc.	429	07/20/18	USD	115.00	USD	4,992	(126,555)
NextEra Energy, Inc.	247	07/20/18	USD	166.25	USD	4,126	(71,079)
NextEra Energy, Inc.	83	07/20/18	USD	165.00	USD	1,386	(29,880)
Nielsen Holdings PLC	570	07/20/18	USD	32.00	USD	1,763	(12,825)
Northrop Grumman Corp.	73	07/20/18	USD	340.00	USD	2,246	(1,460)
Novo Nordisk A/S — ADR	352	07/20/18	USD	48.90	USD	1,623	(6,655)
ONEOK, Inc.	138	07/20/18	USD	70.00	USD	964	(17,940)
Oracle Corp.	818	07/20/18	USD	48.00	USD	3,604	(2,454)
Pepsico, Inc.	112	07/20/18	USD	102.95	USD	1,219	(69,128)
Pfizer, Inc.	821	07/20/18	USD	36.00	USD	2,979	(56,239)
Pfizer, Inc.	894	07/20/18	USD	35.00	USD	3,243	(132,312)
Pfizer, Inc.	736	07/20/18	USD	37.00	USD	2,670	(14,352)
Philip Morris International, Inc.	349	07/20/18	USD	85.00	USD	2,818	(22,685)
Procter & Gamble Co.	220	07/20/18	USD	76.00	USD	1,717	(55,000)
QUALCOMM, Inc.	605	07/20/18	USD	62.50	USD	3,395	(11,495)
Quest Diagnostics, Inc.	216	07/20/18	USD	106.90	USD	2,375	(81,583)
SunTrust Banks, Inc.	235	07/20/18	USD	70.00	USD	1,551	(6,815)
Suncor Energy, Inc.	534	07/20/18	USD	40.00	USD	2,172	(73,158)
TOTAL SA — ADR	530	07/20/18	USD	62.50	USD	3,210	(18,550)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	1,030	07/20/18	USD	41.00	USD	3,766	(10,300)
Travelers Cos., Inc.	272	07/20/18	USD	135.00	USD	3,328	(2,720)
Travelers Cos., Inc.	276	07/20/18	USD	130.00	USD	3,377	(11,730)
U.S. Bancorp	189	07/20/18	USD	51.50	USD	945	(6,993)
Unilever NV — NY Shares	639	07/20/18	USD	57.50	USD	3,561	(19,170)
Union Pacific Corp.	120	07/20/18	USD	150.00	USD	1,700	(7,500)
Verizon Communications, Inc.	477	07/20/18	USD	50.00	USD	2,400	(38,160)
Wells Fargo & Co.	540	07/20/18	USD	55.00	USD	2,994	(85,320)
Williams Cos., Inc.	369	07/20/18	USD	28.00	USD	1,000	(7,933)
FirstEnergy Corp.	238	07/24/18	USD	34.75	USD	855	(37,581)
Public Service Enterprise Group, Inc.	514	07/24/18	USD	52.01	USD	2,783	(119,901)
CDW Corp.	366	07/25/18	USD	79.65	USD	2,957	(105,402)
Nextera Energy, Inc.	247	07/25/18	USD	156.00	USD	4,126	(280,248)
Aetna, Inc.	150	07/27/18	USD	185.00	USD	2,753	(41,625)
American International Group, Inc.	289	07/27/18	USD	56.00	USD	1,532	(5,057)
Anthem, Inc.	131	07/27/18	USD	235.00	USD	3,118	(108,730)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Bank of America Corp.	823	07/27/18	USD	31.00	USD	2,320	$(7,818)
Cardinal Health, Inc.	303	07/27/18	USD	55.00	USD	1,480	(6,817)
Charles Schwab Corp.	196	07/27/18	USD	58.00	USD	1,002	(1,960)
Chevron Corp.	177	07/27/18	USD	127.00	USD	2,238	(49,560)
Cisco Systems, Inc.	215	07/27/18	USD	45.00	USD	925	(4,515)
Citigroup, Inc.	538	07/27/18	USD	70.00	USD	3,600	(37,391)
Citigroup, Inc.	139	07/27/18	USD	67.50	USD	930	(22,171)
Comcast Corp., Class A	241	07/27/18	USD	33.00	USD	791	(27,836)
Devon Energy Corp.	455	07/27/18	USD	44.00	USD	2,000	(79,625)
Devon Energy Corp.	99	07/27/18	USD	45.50	USD	435	(10,741)
Devon Energy Corp.	353	07/27/18	USD	45.00	USD	1,552	(45,361)
DowDuPont, Inc.	144	07/27/18	USD	72.00	USD	949	(1,656)
DowDuPont, Inc.	204	07/27/18	USD	67.50	USD	1,345	(20,298)
DowDuPont, Inc.	51	07/27/18	USD	66.50	USD	336	(7,344)
Enterprise Products Partners LP	1,264	07/27/18	USD	29.00	USD	3,497	(15,800)
General Electric Co.	1,316	07/27/18	USD	14.50	USD	1,791	(22,372)
General Electric Co.	122	07/27/18	USD	14.00	USD	166	(3,904)
Honeywell International, Inc.	460	07/27/18	USD	152.50	USD	6,626	(22,540)
International Paper Co.	149	07/27/18	USD	59.00	USD	776	(1,341)
JPMorgan Chase & Co.	473	07/27/18	USD	112.00	USD	4,929	(19,156)
KeyCorp	855	07/27/18	USD	21.50	USD	1,671	(11,970)
Lockheed Martin Corp.	52	07/27/18	USD	310.00	USD	1,536	(15,470)
Lowe’s Cos., Inc.	150	07/27/18	USD	101.00	USD	1,434	(7,200)
Marathon Oil Corp.	269	07/27/18	USD	22.00	USD	561	(12,643)
Marsh & McLennan Cos., Inc.	598	07/27/18	USD	82.60	USD	4,902	(57,753)
Mattel, Inc.	1,479	07/27/18	USD	19.00	USD	2,429	(162,690)
Medtronic PLC	170	07/27/18	USD	86.50	USD	1,455	(16,830)
Merck & Co., Inc.	537	07/27/18	USD	63.50	USD	3,260	(25,239)
MetLife, Inc.	1,274	07/27/18	USD	48.00	USD	5,555	(14,014)
Microsoft Corp.	201	07/27/18	USD	103.00	USD	1,982	(22,713)
Microsoft Corp.	180	07/27/18	USD	101.00	USD	1,775	(32,850)
Morgan Stanley	731	07/27/18	USD	53.00	USD	3,465	(8,772)
Motorola Solutions, Inc.	215	07/27/18	USD	112.00	USD	2,502	(123,124)
ONEOK, Inc.	276	07/27/18	USD	70.00	USD	1,927	(42,780)
Oracle Corp.	278	07/27/18	USD	49.00	USD	1,225	(1,390)
PepsiCo, Inc.	248	07/27/18	USD	106.00	USD	2,700	(101,680)
Pfizer, Inc.	1,535	07/27/18	USD	37.00	USD	5,569	(41,445)
Pfizer, Inc.	299	07/27/18	USD	36.50	USD	1,085	(14,501)
Royal Dutch Shell PLC — ADR, Class A	783	07/27/18	USD	71.00	USD	5,421	(62,640)
Suncor Energy, Inc.	2,098	07/27/18	USD	40.00	USD	8,535	(339,876)
U.S. Bancorp	241	07/27/18	USD	52.00	USD	1,205	(7,953)
Union Pacific Corp.	126	07/27/18	USD	146.00	USD	1,785	(24,759)
UnitedHealth Group, Inc.	173	07/27/18	USD	255.00	USD	4,244	(42,472)
Verizon Communications, Inc.	157	07/27/18	USD	50.00	USD	790	(16,720)
Verizon Communications, Inc.	675	07/27/18	USD	49.00	USD	3,396	(113,738)
Wells Fargo & Co.	245	07/27/18	USD	56.50	USD	1,358	(24,255)
Williams Cos., Inc.	251	07/27/18	USD	28.00	USD	680	(7,279)
Pfizer, Inc.	295	07/30/18	USD	36.75	USD	1,070	(12,902)
Pfizer, Inc.	591	07/30/18	USD	36.50	USD	2,144	(28,692)
Travelers Cos., Inc.	277	07/30/18	USD	133.00	USD	3,389	(10,994)
Bank of America Corp.	244	07/31/18	USD	30.25	USD	688	(5,115)
Cisco Systems, Inc.	337	07/31/18	USD	44.60	USD	1,450	(11,393)
FirstEnergy Corp.	366	07/31/18	USD	34.75	USD	1,314	(61,595)
Kellogg Co.	362	07/31/18	USD	67.00	USD	2,529	(150,416)
Altria Group, Inc.	423	08/03/18	USD	58.50	USD	2,402	(39,339)
Anthem, Inc.	144	08/03/18	USD	242.50	USD	3,428	(74,520)
Bank of America Corp.	912	08/03/18	USD	30.00	USD	2,571	(23,256)
Bank of America Corp.	274	08/03/18	USD	29.00	USD	772	(15,344)
Citigroup, Inc.	1,162	08/03/18	USD	68.50	USD	7,776	(165,585)
Comcast Corp., Class A	254	08/03/18	USD	34.00	USD	833	(21,336)
Devon Energy Corp.	507	08/03/18	USD	43.50	USD	2,229	(127,257)
General Electric Co.	461	08/03/18	USD	13.50	USD	627	(27,660)

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
General Electric Co.	663	08/03/18	USD	15.00	USD	902	$(7,624)
International Paper Co.	176	08/03/18	USD	54.50	USD	917	(14,256)
JPMorgan Chase & Co.	305	08/03/18	USD	110.00	USD	3,178	(26,535)
JPMorgan Chase & Co.	217	08/03/18	USD	111.00	USD	2,261	(14,864)
Lowe’s Cos., Inc.	139	08/03/18	USD	99.00	USD	1,328	(15,637)
Medtronic PLC	361	08/03/18	USD	86.50	USD	3,091	(43,140)
Microsoft Corp.	360	08/03/18	USD	102.00	USD	3,550	(59,940)
Morgan Stanley	161	08/03/18	USD	52.00	USD	763	(4,186)
Northrop Grumman Corp.	73	08/03/18	USD	317.50	USD	2,246	(43,070)
Oracle Corp.	493	08/03/18	USD	44.00	USD	2,172	(50,286)
Pfizer, Inc.	751	08/03/18	USD	36.50	USD	2,725	(45,436)
Procter & Gamble Co.	190	08/03/18	USD	78.50	USD	1,483	(26,125)
Suncor Energy, Inc.	727	08/03/18	USD	41.00	USD	2,957	(88,331)
Verizon Communications, Inc.	1,181	08/03/18	USD	50.00	USD	5,942	(137,587)
Wells Fargo & Co.	572	08/03/18	USD	55.00	USD	3,171	(103,246)
Novo Nordisk A/S — ADR	339	08/06/18	USD	45.01	USD	1,563	(66,474)
SunTrust Banks, Inc.	528	08/06/18	USD	68.30	USD	3,486	(57,480)
UnitedHealth Group, Inc.	140	08/09/18	USD	255.00	USD	3,435	(50,622)
American International Group, Inc.	145	08/10/18	USD	55.00	USD	769	(12,832)
Anadarko Petroleum Corp.	129	08/10/18	USD	76.50	USD	945	(24,188)
Bank of America Corp.	989	08/10/18	USD	30.10	USD	2,788	(29,699)
Bank of America Corp.	1,142	08/10/18	USD	29.01	USD	3,219	(69,751)
CVS Health Corp.	283	08/10/18	USD	66.50	USD	1,821	(47,120)
Comcast Corp., Class A	587	08/10/18	USD	33.50	USD	1,926	(68,092)
Devon Energy Corp.	353	08/10/18	USD	46.00	USD	1,552	(54,892)
DowDuPont, Inc.	260	08/10/18	USD	66.00	USD	1,714	(60,450)
FirstEnergy Corp.	367	08/10/18	USD	33.75	USD	1,318	(86,915)
General Electric Co.	265	08/10/18	USD	14.00	USD	361	(10,865)
Hess Corp.	915	08/10/18	USD	70.50	USD	6,120	(161,955)
JPMorgan Chase & Co.	386	08/10/18	USD	108.25	USD	4,022	(59,311)
Mattel, Inc.	287	08/10/18	USD	17.00	USD	471	(25,113)
McKesson Corp.	124	08/10/18	USD	138.00	USD	1,654	(47,120)
Medtronic PLC	361	08/10/18	USD	87.00	USD	3,091	(42,598)
MetLife, Inc.	1,448	08/10/18	USD	44.00	USD	6,313	(187,516)
Microsoft Corp.	181	08/10/18	USD	102.00	USD	1,785	(33,847)
Morgan Stanley	806	08/10/18	USD	50.00	USD	3,820	(55,614)
Oracle Corp.	1,550	08/10/18	USD	45.10	USD	6,829	(100,682)
PG&E Corp.	350	08/10/18	USD	44.00	USD	1,490	(91,000)
Pfizer, Inc.	592	08/10/18	USD	36.50	USD	2,148	(38,480)
QUALCOMM, Inc.	441	08/10/18	USD	58.00	USD	2,475	(78,498)
U.S. Bancorp	1,006	08/10/18	USD	50.00	USD	5,032	(137,319)
Union Pacific Corp.	110	08/10/18	USD	142.00	USD	1,558	(47,300)
Verizon Communications, Inc.	620	08/10/18	USD	52.00	USD	3,119	(31,620)
Wells Fargo & Co.	483	08/10/18	USD	58.00	USD	2,678	(31,154)
3M Co.	119	08/17/18	USD	210.00	USD	2,341	(21,658)
AXA Equitable Holdings, Inc.	465	08/17/18	USD	22.50	USD	958	(11,625)
Altria Group, Inc.	633	08/17/18	USD	59.20	USD	3,595	(65,290)
American International Group, Inc.	1,231	08/17/18	USD	57.50	USD	6,527	(32,622)
Bank of America Corp.	823	08/17/18	USD	31.00	USD	2,320	(16,048)
Bank of America Corp.	1,142	08/17/18	USD	29.00	USD	3,219	(78,227)
CVS Health Corp.	120	08/17/18	USD	72.50	USD	772	(5,580)
Cardinal Health, Inc.	289	08/17/18	USD	55.00	USD	1,411	(17,340)
Charles Schwab Corp.	32	08/17/18	USD	55.00	USD	164	(2,160)
Chevron Corp.	166	08/17/18	USD	130.00	USD	2,099	(38,595)
Cisco Systems, Inc.	137	08/17/18	USD	44.00	USD	590	(14,248)
Citigroup, Inc.	309	08/17/18	USD	67.50	USD	2,068	(61,800)
Cognizant Technology Solutions Corp., Class A	206	08/17/18	USD	80.00	USD	1,627	(48,410)
Comcast Corp., Class A	1,004	08/17/18	USD	35.00	USD	3,294	(69,778)
Devon Energy Corp.	244	08/17/18	USD	42.00	USD	1,073	(90,890)
Devon Energy Corp.	99	08/17/18	USD	46.00	USD	435	(16,978)
DowDuPont, Inc.	51	08/17/18	USD	70.00	USD	336	(4,437)
DowDuPont, Inc.	102	08/17/18	USD	67.50	USD	672	(17,697)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Dr. Pepper Snapple Group, Inc.	424	08/17/18	USD	120.00	USD	5,173	$(125,080)
Enterprise Products Partners LP	1,264	08/17/18	USD	29.00	USD	3,497	(25,280)
FirstEnergy Corp.	468	08/17/18	USD	36.00	USD	1,681	(43,290)
General Electric Co.	406	08/17/18	USD	15.00	USD	553	(6,699)
Honeywell International, Inc.	113	08/17/18	USD	148.75	USD	1,628	(21,857)
Humana, Inc.	41	08/17/18	USD	300.00	USD	1,220	(38,335)
Humana, Inc.	69	08/17/18	USD	305.00	USD	2,054	(48,645)
International Paper Co.	177	08/17/18	USD	55.00	USD	922	(14,425)
Interpublic Group of Cos., Inc.	769	08/17/18	USD	24.00	USD	1,803	(61,520)
JPMorgan Chase & Co.	686	08/17/18	USD	115.00	USD	7,148	(32,928)
Kellogg Co.	116	08/17/18	USD	68.75	USD	810	(38,802)
KeyCorp	994	08/17/18	USD	20.45	USD	1,942	(36,752)
Kroger Co.	353	08/17/18	USD	30.00	USD	1,004	(16,414)
Lockheed Martin Corp.	52	08/17/18	USD	315.00	USD	1,536	(17,420)
Lowe’s Cos., Inc.	144	08/17/18	USD	97.50	USD	1,376	(30,528)
Marathon Oil Corp.	42	08/17/18	USD	22.00	USD	88	(3,381)
Marathon Oil Corp.	269	08/17/18	USD	23.00	USD	561	(13,853)
Marathon Petroleum Corp.	271	08/17/18	USD	72.50	USD	1,901	(59,620)
Mattel, Inc.	144	08/17/18	USD	18.00	USD	236	(8,280)
McKesson Corp.	124	08/17/18	USD	140.00	USD	1,654	(38,750)
Medtronic PLC	186	08/17/18	USD	87.50	USD	1,592	(21,111)
Merck & Co., Inc.	335	08/17/18	USD	62.50	USD	2,033	(38,358)
Merck & Co., Inc.	537	08/17/18	USD	65.00	USD	3,260	(24,434)
MetLife, Inc.	451	08/17/18	USD	47.50	USD	1,966	(12,177)
Microsoft Corp.	159	08/17/18	USD	105.00	USD	1,568	(17,808)
Morgan Stanley	303	08/17/18	USD	51.75	USD	1,436	(12,875)
Northrop Grumman Corp.	84	08/17/18	USD	335.00	USD	2,585	(20,370)
ONEOK, Inc.	138	08/17/18	USD	70.00	USD	964	(27,255)
Oracle Corp.	877	08/17/18	USD	44.00	USD	3,864	(110,064)
Pfizer, Inc.	751	08/17/18	USD	37.00	USD	2,725	(34,546)
Procter & Gamble Co.	410	08/17/18	USD	77.50	USD	3,200	(87,535)
Quest Diagnostics, Inc.	216	08/17/18	USD	106.90	USD	2,375	(107,635)
SunTrust Banks, Inc.	118	08/17/18	USD	72.50	USD	779	(4,248)
Suncor Energy, Inc.	534	08/17/18	USD	41.00	USD	2,172	(77,430)
TOTAL SA — ADR	530	08/17/18	USD	62.50	USD	3,210	(51,675)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	514	08/17/18	USD	39.50	USD	1,879	(20,770)
U.S. Bancorp	283	08/17/18	USD	52.50	USD	1,416	(13,301)
Unilever NV — NY Shares	638	08/17/18	USD	55.00	USD	3,555	(108,460)
Verizon Communications, Inc.	952	08/17/18	USD	49.00	USD	4,790	(187,068)
Wells Fargo & Co.	572	08/17/18	USD	55.00	USD	3,171	(113,828)
Williams Cos., Inc.	251	08/17/18	USD	28.00	USD	680	(13,303)
UnitedHealth Group, Inc.	140	08/20/18	USD	255.00	USD	3,435	(62,596)
Public Service Enterprise Group, Inc.	421	08/22/18	USD	54.05	USD	2,279	(65,209)
Edison International	281	08/27/18	USD	63.25	USD	1,778	(59,496)

							$(13,659,306)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Suncor Energy, Inc.	Citibank N.A.	123,300	07/09/18	USD	38.95	USD	5,016	$(231,820)
BP PLC	Goldman Sachs International	88,400	07/10/18	GBP	5.83	GBP	510	(6,593)
Bayer AG, Registered Shares	Credit Suisse International	19,917	07/10/18	EUR	102.39	EUR	1,873	(572)
Constellation Software, Inc.	Citibank N.A.	7,700	07/10/18	CAD	981.42	CAD	7,850	(240,823)
Diageo PLC	Goldman Sachs International	28,400	07/10/18	GBP	26.86	GBP	773	(22,641)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	99,800	07/11/18	GBP	54.55	GBP	5,231	(14,525)
CRH PLC	UBS AG	72,500	07/11/18	GBP	28.27	GBP	1,927	(911)
Experian PLC	Credit Suisse International	121,000	07/11/18	GBP	19.04	GBP	2,261	(20,653)
Koninklijke Philips N.V.	Morgan Stanley & Co. International PLC	222,400	07/12/18	EUR	37.12	EUR	8,069	(62,386)
Lenovo Group Ltd.	UBS AG	3,306,000	07/12/18	HKD	3.96	HKD	13,951	(111,388)

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Public Service Enterprise Group, Inc.	Bank of America N.A.	125,200	07/16/18	USD	53.44	USD	6,778	$(137,595)
BCE, Inc.	Barclays Bank PLC	36,100	07/17/18	USD	41.90	USD	1,462	(3,955)
AstraZeneca PLC	Goldman Sachs International	33,000	07/18/18	GBP	54.00	GBP	1,730	(14,138)
CRH PLC	Morgan Stanley & Co. International PLC	25,500	07/18/18	GBP	28.61	GBP	678	(577)
Danone SA	Credit Suisse International	29,300	07/18/18	EUR	65.87	EUR	1,832	(2,155)
Diageo PLC	Goldman Sachs International	56,350	07/18/18	GBP	27.45	GBP	1,534	(27,917)
Experian PLC	Goldman Sachs International	181,000	07/18/18	GBP	19.09	GBP	3,383	(40,311)
Diageo PLC	Goldman Sachs International	44,600	07/25/18	GBP	27.90	GBP	1,214	(14,539)
BP PLC	Citibank N.A.	1,175,000	07/26/18	GBP	5.96	GBP	6,780	(81,367)
CRH PLC	Citibank N.A.	36,000	07/26/18	GBP	29.14	GBP	957	(637)
Koninklijke Philips N.V.	Goldman Sachs International	135,800	07/26/18	EUR	37.04	EUR	4,927	(74,385)
Novo Nordisk A/S — ADR	Barclays Bank PLC	35,200	07/26/18	USD	45.41	USD	1,623	(53,392)
BP PLC	Barclays Bank PLC	1,176,000	07/27/18	GBP	5.86	GBP	6,786	(147,117)
Bayer AG, Registered Shares	UBS AG	30,500	07/27/18	EUR	103.22	EUR	2,868	(7,642)
TOTAL SA — ADR	Barclays Bank PLC	31,700	07/31/18	USD	61.39	USD	1,920	(35,273)
Samsung Electronics Co. Ltd. — GDR	UBS AG	5,000	08/02/18	USD	1,158.42	USD	5,186	(34,431)
AstraZeneca PLC	Goldman Sachs International	35,500	08/08/18	GBP	52.35	GBP	1,861	(64,406)
BP PLC	Goldman Sachs International	89,200	08/08/18	GBP	5.85	GBP	515	(15,777)
Diageo PLC	Morgan Stanley & Co. International PLC	124,500	08/08/18	GBP	27.03	GBP	3,389	(136,100)
CRH PLC	UBS AG	59,900	08/09/18	GBP	28.20	GBP	1,592	(12,848)
Charles Schwab Corp.	Citibank N.A.	46,900	08/14/18	USD	57.40	USD	2,397	(12,798)

								$(1,629,672)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$6,136,175	$(3,917,018)	$(15,288,978)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$3,770	$—	$—	$—	$3,770

Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$15,288,978	$—	$—	$—	$15,288,978

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(10,020)	$—	$—	$—	$(10,020)
Options written	—	—	(9,659,803)	—	—	—	(9,659,803)

	$—	$—	$(9,669,823)	$—	$—	$—	$(9,669,823)

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation on:
Options purchased(a)	$—	$—	$575	$—	$—	$—	$575
Options written	—	—	6,323,305	—	—	—	6,323,305

	$—	$—	$6,323,880	$—	$—	$—	$6,323,880

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$3,218
Average value of option contracts written	$13,467,680

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$3,770	(a)	$15,288,978

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,770)		(13,659,306)

Total derivative assets and liabilities subject to an MNA	$—		$1,629,672

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$137,595	$—	$—	$—	$137,595
Barclays Bank PLC	239,737	—	(239,737)	—	—
Citibank N.A.	567,445	—	(567,445)	—	—
Credit Suisse International	23,380	—	(23,380)	—	—
Goldman Sachs International	280,707	—	(242,630)	—	38,077
Morgan Stanley & Co. International PLC	213,588	—	(213,588)	—	—
UBS AG	167,220	—	(167,220)	—	—

	$1,629,672	$—	$(1,454,000)	$—	$175,672

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$20,362,289	$—	$—	$20,362,289
Banks	320,396,021	—	—	320,396,021
Beverages	22,360,061	18,236,314	—	40,596,375
Capital Markets	61,773,184	—	—	61,773,184
Chemicals	20,782,269	—	—	20,782,269
Communications Equipment	30,150,420	—	—	30,150,420
Construction Materials	—	13,602,955	—	13,602,955
Containers & Packaging	7,067,256	—	—	7,067,256
Diversified Financial Services	5,630,652	—	—	5,630,652
Diversified Telecommunication Services	52,016,192	—	—	52,016,192
Electric Utilities	69,050,599	—	—	69,050,599
Electrical Equipment	2,740,669	—	—	2,740,669
Electronic Equipment, Instruments & Components	13,079,093	—	—	13,079,093
Food & Staples Retailing	12,412,451	—	—	12,412,451
Food Products	20,142,097	4,271,230	—	24,413,327
Health Care Equipment & Supplies	25,824,257	30,354,090	—	56,178,347
Health Care Providers & Services	156,160,600	—	—	156,160,600
Household Products	16,339,519	—	—	16,339,519
IT Services	6,522,994	—	—	6,522,994
Industrial Conglomerates	54,083,342	—	—	54,083,342
Insurance	112,395,166	—	—	112,395,166
Leisure Products	9,637,818	—	—	9,637,818
Machinery	4,594,715	—	—	4,594,715
Media	38,696,976	—	—	38,696,976
Multi-Utilities	23,682,460	—	—	23,682,460
Multiline Retail	5,382,278	—	—	5,382,278
Oil, Gas & Consumable Fuels	195,275,669	38,477,869	—	233,753,538
Personal Products	14,241,475	—	—	14,241,475
Pharmaceuticals	108,247,355	45,102,678	—	153,350,033
Professional Services	10,609,609	13,093,606	—	23,703,215
Road & Rail	11,869,950	—	—	11,869,950
Semiconductors & Semiconductor Equipment	32,156,822	—	—	32,156,822
Software	107,290,769	—	—	107,290,769
Specialty Retail	13,097,869	—	—	13,097,869
Technology Hardware, Storage & Peripherals	—	15,225,381	—	15,225,381
Tobacco	24,947,810	—	—	24,947,810
Short-Term Securities	13,793,172	—	—	13,793,172
Options Purchased:
Equity Contracts	3,770	—	—	3,770

	$1,642,817,648	$178,364,123	$—	$1,821,181,771

Investments Valued at NAV(a)				12,294
				$1,821,194,065

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(10,982,991)	$(4,305,987)	$—	$(15,288,978)

(a)	As of June 30, 2018, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.9%

Australia — 5.4%
Amcor Ltd.	2,166,058	$23,078,661
Ansell Ltd.	476,285	9,569,000
Ensogo Ltd.(a)(b)	418,198	3
Sonic Healthcare Ltd.	666,385	12,088,268

		44,735,932
Belgium — 1.5%
Anheuser-Busch InBev SA	60,431	6,095,366
bpost SA	373,254	5,897,538

		11,992,904
Canada — 6.7%
Rogers Communications, Inc., Class B	541,683	25,727,522
TELUS Corp.	815,027	28,952,011

		54,679,533
China — 1.0%
ANTA Sports Products Ltd.	1,514,000	7,983,785

Denmark — 1.0%
Novo Nordisk A/S, Class B	186,453	8,612,368

Finland — 2.3%
Kone OYJ, Class B	368,057	18,714,053

France — 4.4%
Sanofi	334,985	26,885,729
Schneider Electric SE	111,650	9,285,566

		36,171,295
Germany — 2.2%
Deutsche Post AG, Registered Shares	545,851	17,734,889

India — 1.0%
Hero MotoCorp Ltd.	167,596	8,497,945

Ireland — 1.5%
Medtronic PLC(c)	143,502	12,285,206

Japan — 1.0%
Japan Tobacco, Inc.	310,500	8,677,361

Netherlands — 2.6%
Heineken NV	111,338	11,154,782
Koninklijke Philips NV	237,749	10,072,937

		21,227,719
Singapore — 2.7%
DBS Group Holdings Ltd.	575,568	11,193,081
United Overseas Bank Ltd.	557,900	10,934,131

		22,127,212
Sweden — 1.3%
Svenska Handelsbanken AB, Class A	937,035	10,378,079

Switzerland — 7.8%
Nestle SA, Registered Shares	305,978	23,713,541
Novartis AG, Registered Shares	347,751	26,342,460
SGS SA, Registered Shares	5,218	13,865,236

		63,921,237
Taiwan — 2.4%
Far EasTone Telecommunications Co. Ltd.	2,705,000	6,987,454
Taiwan Semiconductor Manufacturing Co. Ltd.	1,796,000	12,753,528

		19,740,982
United Kingdom — 14.4%
AstraZeneca PLC	241,470	16,701,799
British American Tobacco PLC	447,851	22,559,764
Diageo PLC	384,545	13,815,128

Security	Shares	Value
United Kingdom (continued)
GlaxoSmithKline PLC	910,852	$18,363,626
Imperial Brands PLC	626,898	23,281,806
Unilever PLC	427,866	23,635,512

		118,357,635
United States — 39.7%
3M Co.(c)	75,958	14,942,458
AbbVie, Inc.(c)	95,833	8,878,927
Altria Group, Inc.(c)(d)	491,905	27,935,285
Cisco Systems, Inc.(c)(d)	573,725	24,687,387
Citizens Financial Group, Inc.(c)	167,555	6,517,889
Coca-Cola Co.(c)	589,989	25,876,943
FirstSun Capital Bancorp, (Acquired 3/10/14, cost $5,461,692)(a)(e)	120,312	4,411,841
Genuine Parts Co.(c)	242,320	22,242,553
International Paper Co.(c)	303,694	15,816,384
Johnson & Johnson(c)(d)	250,145	30,352,594
M&T Bank Corp.(c)	69,614	11,844,822
Microsoft Corp.(c)	84,489	8,331,460
PepsiCo, Inc.(c)	199,047	21,670,247
Pfizer, Inc.(c)(d)	463,707	16,823,290
Philip Morris International, Inc.(c)(d)	219,915	17,755,937
Procter & Gamble Co.(c)	220,742	17,231,121
U.S. Bancorp(c)	249,836	12,496,797
United Parcel Service, Inc., Class B(c)	76,232	8,098,125
United Technologies Corp.(c)	138,181	17,276,770
Wells Fargo & Co.(c)	228,446	12,665,046

		325,855,876
Total Common Stocks — 98.9% (Cost — $840,788,043)		811,694,011

Preferred Stocks — 1.0%

India — 0.1%
Jasper Infotech Private Ltd., Series F, (Acquired 05/07/14, cost 1,895,230), 0.00%(a)(b)(e)	266	465,324
Jasper Infotech Private Ltd., Series G, (Acquired 10/29/14, cost 741,913), 0.00%(a)(b)(e)	88	187,962

		653,286
United States — 0.9%
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $3,118,944), 0.00%(a)(b)(e)	508,800	2,940,864
Uber Technologies, Inc., Series D (Acquired 06/01/14, cost $1,611,693), 0.00%(a)(b)(e)	103,893	4,155,720

		7,096,584

Total Preferred Stocks — 1.0% (Cost — $7,367,781)		7,749,870

Total Long-Term Investments — 99.9% (Cost — $848,155,824)		819,443,881

Total Investments Before Options Written — 99.9% (Cost — $848,155,824)		819,443,881

Options Written — (0.8)% (Premiums Received — $6,227,625)		(6,213,872)

Total Investments, Net of Options Written — 99.1% (Cost — $841,928,199)		813,230,009
Other Assets Less Liabilities — 0.9%		7,377,581

Net Assets — 100.0%		$820,607,590

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $12,167,736 and an original cost of $7,367,780, which was 1.5% of its net assets.

During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	13,118,524	(13,118,524)	—	$—	$56,205	$—	$—

(a)	No longer held by the Trust.
(b)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Pfizer, Inc.	18	07/02/18	USD	36.25	USD	65	$(358)
Cisco Systems, Inc.	314	07/06/18	USD	44.50	USD	1,351	(785)
Coca-Cola Co.	556	07/06/18	USD	44.00	USD	2,439	(12,788)
Genuine Parts Co.	151	07/06/18	USD	93.00	USD	1,386	(5,285)
International Paper Co.	181	07/06/18	USD	55.00	USD	943	(1,267)
International Paper Co.	93	07/06/18	USD	56.00	USD	484	(372)
Johnson & Johnson	344	07/06/18	USD	122.00	USD	4,174	(24,252)
Pfizer, Inc.	19	07/06/18	USD	36.00	USD	69	(845)
Pfizer, Inc.	104	07/06/18	USD	36.50	USD	377	(1,352)
Pfizer, Inc.	38	07/06/18	USD	37.00	USD	138	(171)
U.S. Bancorp	245	07/06/18	USD	52.50	USD	1,225	(490)
U.S. Bancorp	34	07/06/18	USD	53.00	USD	170	(340)
United Technologies Corp.	245	07/06/18	USD	128.00	USD	3,063	(3,675)
Wells Fargo & Co.	103	07/06/18	USD	55.50	USD	571	(6,334)
Wells Fargo & Co.	175	07/06/18	USD	55.00	USD	970	(15,838)
Altria Group, Inc.	478	07/13/18	USD	57.50	USD	2,715	(26,529)
Cisco Systems, Inc.	598	07/13/18	USD	45.00	USD	2,573	(3,588)
Coca-Cola Co.	158	07/13/18	USD	44.00	USD	693	(6,320)
Genuine Parts Co.	180	07/13/18	USD	92.00	USD	1,652	(23,400)
Genuine Parts Co.	163	07/13/18	USD	95.50	USD	1,496	(2,852)
International Paper Co.	181	07/13/18	USD	55.50	USD	943	(1,900)
Medtronic PLC	110	07/13/18	USD	88.50	USD	942	(1,210)
Microsoft Corp.	76	07/13/18	USD	103.00	USD	749	(1,824)
Microsoft Corp.	82	07/13/18	USD	102.00	USD	809	(3,280)
PepsiCo, Inc.	6	07/13/18	USD	102.00	USD	65	(4,320)
Pfizer, Inc.	156	07/13/18	USD	36.50	USD	566	(4,446)
Pfizer, Inc.	39	07/13/18	USD	37.00	USD	141	(429)
Procter & Gamble Co.	306	07/13/18	USD	74.00	USD	2,389	(132,345)
U.S. Bancorp	101	07/13/18	USD	50.50	USD	505	(4,898)
U.S. Bancorp	34	07/13/18	USD	52.50	USD	170	(187)
U.S. Bancorp	147	07/13/18	USD	51.00	USD	735	(4,336)
U.S. Bancorp	73	07/13/18	USD	51.50	USD	365	(1,241)
Wells Fargo & Co.	93	07/13/18	USD	56.50	USD	516	(6,231)
Wells Fargo & Co.	175	07/19/18	USD	56.25	USD	970	(16,699)
3M Co.	234	07/20/18	USD	200.00	USD	4,603	(51,831)
AbbVie, Inc.	67	07/20/18	USD	100.00	USD	621	(1,440)
Altria Group, Inc.	620	07/20/18	USD	57.50	USD	3,521	(50,840)
Cisco Systems, Inc.	811	07/20/18	USD	45.00	USD	3,490	(11,354)
Cisco Systems, Inc.	361	07/20/18	USD	44.00	USD	1,553	(12,094)
Citizens Financial Group, Inc.	507	07/20/18	USD	42.95	USD	1,972	(3,791)
Coca-Cola Co.	557	07/20/18	USD	44.00	USD	2,443	(28,686)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Genuine Parts Co.	151	07/20/18	USD	92.50	USD	1,386	$(26,803)
Genuine Parts Co.	163	07/20/18	USD	97.50	USD	1,496	(4,482)
International Paper Co.	153	07/20/18	USD	57.50	USD	797	(918)
Johnson & Johnson	286	07/20/18	USD	125.00	USD	3,470	(24,310)
M&T Bank Corp.	164	07/20/18	USD	190.00	USD	2,790	(2,460)
M&T Bank Corp.	163	07/20/18	USD	180.00	USD	2,773	(11,410)
Medtronic PLC	167	07/20/18	USD	87.50	USD	1,430	(7,432)
Microsoft Corp.	88	07/20/18	USD	100.00	USD	868	(17,776)
PepsiCo, Inc.	225	07/20/18	USD	102.95	USD	2,450	(138,873)
Pfizer, Inc.	612	07/20/18	USD	36.00	USD	2,220	(41,922)
Pfizer, Inc.	253	07/20/18	USD	35.00	USD	918	(37,444)
Pfizer, Inc.	158	07/20/18	USD	37.00	USD	573	(3,081)
Philip Morris International, Inc.	316	07/20/18	USD	85.00	USD	2,551	(20,540)
Procter & Gamble Co.	57	07/20/18	USD	76.00	USD	445	(14,250)
Rogers Communications, Inc., Class B	247	07/20/18	CAD	62.00	CAD	1,542	(21,794)
TELUS Corp.	127	07/20/18	CAD	46.00	CAD	584	(9,322)
U.S. Bancorp	146	07/20/18	USD	51.50	USD	730	(5,402)
United Parcel Service, Inc.	57	07/20/18	USD	120.00	USD	606	(256)
Wells Fargo & Co.	93	07/20/18	USD	55.00	USD	516	(14,694)
3M Co.	34	07/27/18	USD	200.00	USD	669	(12,835)
AbbVie, Inc.	158	07/27/18	USD	102.00	USD	1,464	(4,582)
Cisco Systems, Inc.	998	07/27/18	USD	45.00	USD	4,294	(20,958)
Coca-Cola Co.	751	07/27/18	USD	44.50	USD	3,294	(39,803)
International Paper Co.	66	07/27/18	USD	59.00	USD	344	(594)
Medtronic PLC	177	07/27/18	USD	86.50	USD	1,515	(17,523)
Microsoft Corp.	76	07/27/18	USD	103.00	USD	749	(8,588)
Microsoft Corp.	55	07/27/18	USD	101.00	USD	542	(10,038)
PepsiCo, Inc.	223	07/27/18	USD	106.00	USD	2,428	(91,430)
Pfizer, Inc.	320	07/27/18	USD	37.00	USD	1,161	(8,640)
Pfizer, Inc.	26	07/27/18	USD	36.50	USD	94	(1,261)
U.S. Bancorp	77	07/27/18	USD	52.00	USD	385	(2,541)
United Parcel Service, Inc., Class B	301	07/27/18	USD	118.00	USD	3,198	(7,374)
United Technologies Corp.	112	07/27/18	USD	128.00	USD	1,400	(16,800)
Wells Fargo & Co.	42	07/27/18	USD	56.50	USD	233	(4,158)
Pfizer, Inc.	25	07/30/18	USD	36.75	USD	91	(1,093)
Pfizer, Inc.	54	07/30/18	USD	36.50	USD	196	(2,622)
Cisco Systems, Inc.	360	07/31/18	USD	44.60	USD	1,549	(12,170)
AbbVie, Inc.	67	08/03/18	USD	95.50	USD	621	(12,596)
Altria Group, Inc.	3	08/03/18	USD	58.50	USD	17	(279)
International Paper Co.	400	08/03/18	USD	54.50	USD	2,083	(32,400)
Johnson & Johnson	122	08/03/18	USD	126.00	USD	1,480	(12,566)
Medtronic PLC	110	08/03/18	USD	86.50	USD	942	(13,145)
Microsoft Corp.	45	08/03/18	USD	102.00	USD	444	(7,493)
Pfizer, Inc.	151	08/03/18	USD	36.50	USD	548	(9,136)
Procter & Gamble Co.	216	08/03/18	USD	78.50	USD	1,686	(29,700)
Wells Fargo & Co.	150	08/03/18	USD	55.00	USD	832	(27,075)
Genuine Parts Co.	152	08/10/18	USD	93.00	USD	1,395	(25,840)
Medtronic PLC	110	08/10/18	USD	87.00	USD	942	(12,980)
Microsoft Corp.	55	08/10/18	USD	102.00	USD	542	(10,285)
Pfizer, Inc.	54	08/10/18	USD	36.50	USD	196	(3,510)
U.S. Bancorp	97	08/10/18	USD	50.00	USD	485	(13,241)
Wells Fargo & Co.	92	08/10/18	USD	58.00	USD	510	(5,934)
3M Co.	89	08/17/18	USD	210.00	USD	1,751	(16,198)
AbbVie, Inc.	158	08/17/18	USD	105.00	USD	1,464	(8,058)
Altria Group, Inc.	620	08/17/18	USD	59.20	USD	3,521	(63,949)
Coca-Cola Co.	750	08/17/18	USD	45.00	USD	3,290	(38,250)
Genuine Parts Co.	178	08/17/18	USD	95.00	USD	1,634	(28,035)
International Paper Co.	353	08/17/18	USD	55.00	USD	1,838	(28,770)
Johnson & Johnson	123	08/17/18	USD	125.00	USD	1,492	(22,017)
Microsoft Corp.	29	08/17/18	USD	105.00	USD	286	(3,248)
PepsiCo, Inc.	481	08/17/18	USD	105.00	USD	5,237	(263,348)
Pfizer, Inc.	152	08/17/18	USD	37.00	USD	551	(6,992)

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Philip Morris International, Inc.	534	08/17/18	USD	82.50	USD	4,312	$(113,742)
Procter & Gamble Co.	458	08/17/18	USD	77.50	USD	3,575	(97,783)
Rogers Communications, Inc., Class B	750	08/17/18	CAD	64.00	CAD	4,683	(38,794)
TELUS Corp.	666	08/17/18	CAD	46.00	CAD	3,110	(65,605)
U.S. Bancorp	220	08/17/18	USD	52.50	USD	1,100	(10,340)
United Technologies Corp.	126	08/17/18	USD	125.00	USD	1,575	(46,305)
Wells Fargo & Co.	150	08/17/18	USD	55.00	USD	832	(29,850)

							$(2,243,866)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TELUS Corp.	Goldman Sachs International	7,641	07/09/18	CAD	46.27	CAD	357	$(3,616)
DBS Group Holdings Ltd.	Deutsche Bank AG	68,000	07/10/18	SGD	29.99	SGD	1,802	(42)
DBS Group Holdings Ltd.	Deutsche Bank AG	67,000	07/10/18	SGD	29.91	SGD	1,776	(49)
Diageo PLC	Goldman Sachs International	12,800	07/10/18	GBP	26.86	GBP	348	(10,204)
Far EasTone Telecommincations Co. Ltd.	Goldman Sachs International	136,000	07/10/18	USD	75.75	USD	10,711	(13,329)
Heineken NV	UBS AG	24,000	07/10/18	EUR	86.63	EUR	2,059	(18,269)
SGS SA, Registered Shares	Goldman Sachs International	1,300	07/10/18	CHF	2,577.54	CHF	3,421	(92,472)
Schneider Electric SE	UBS AG	22,000	07/10/18	EUR	79.66	EUR	1,567	(131)
bpost SA	Credit Suisse International	15,800	07/10/18	EUR	17.43	EUR	214	(9)
AstraZeneca PLC	UBS AG	69,200	07/11/18	GBP	55.20	GBP	3,627	(4,820)
Deutsche Post AG, Registered Shares	Goldman Sachs International	128,000	07/11/18	EUR	33.57	EUR	3,561	(37)
Far EasTone Telecommincations Co. Ltd.	Morgan Stanley & Co. International PLC	218,000	07/11/18	USD	77.89	USD	17,170	(8,820)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	112,000	07/11/18	EUR	36.27	EUR	4,063	(73,730)
Novo Nordisk A/S, Class B	Goldman Sachs International	26,100	07/11/18	DKK	306.74	DKK	7,691	(3,329)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	44,000	07/11/18	CAD	63.00	CAD	2,747	(15,666)
Ansell Ltd.	JPMorgan Chase Bank N.A.	24,200	07/12/18	AUD	26.93	AUD	657	(8,916)
British American Tobacco PLC	Citibank N.A.	210,900	07/12/18	GBP	39.09	GBP	8,050	(97,123)
Japan Tobacco, Inc.	Goldman Sachs International	41,200	07/12/18	JPY	3,040.60	JPY	127,477	(30,331)
Kone OYJ, Class B	UBS AG	38,800	07/12/18	EUR	43.39	EUR	1,689	(38,679)
TELUS Corp.	Citibank N.A.	32,400	07/13/18	CAD	46.34	CAD	1,513	(16,442)
Amcor Ltd.	Goldman Sachs International	256,000	07/18/18	AUD	13.88	AUD	3,686	(109,795)
Anheuser-Busch InBev SA	Morgan Stanley & Co. International PLC	28,500	07/18/18	EUR	83.88	EUR	2,462	(101,994)
Ansell Ltd.	Goldman Sachs International	27,000	07/18/18	AUD	26.80	AUD	733	(12,577)
Deutsche Post AG, Registered Shares	Credit Suisse International	64,000	07/18/18	EUR	33.48	EUR	1,780	(614)
Far EasTone Telecommunications Co. Ltd.	Goldman Sachs International	370,000	07/18/18	USD	77.13	USD	29,141	(22,892)
Imperial Brands PLC	HSBC Bank PLC	65,400	07/18/18	GBP	26.85	GBP	1,840	(126,258)
Kone OYJ, Class B	Credit Suisse International	46,000	07/18/18	EUR	43.47	EUR	2,003	(51,419)
Sanofi	Morgan Stanley & Co. International PLC	28,150	07/18/18	EUR	65.82	EUR	1,935	(108,851)
Schneider Electric SE	Barclays Bank PLC	8,500	07/18/18	EUR	76.74	EUR	605	(699)
TELUS Corp.	Citibank N.A.	16,700	07/18/18	CAD	45.85	CAD	780	(13,682)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	139,000	07/18/18	SGD	28.67	SGD	3,711	(4,316)
bpost SA	Credit Suisse International	42,000	07/18/18	EUR	15.21	EUR	568	(748)
ANTA Sports Products Ltd.	Goldman Sachs International	206,000	07/19/18	HKD	44.78	HKD	8,522	(16,373)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	106,400	07/19/18	CHF	76.10	CHF	7,982	(79,253)
Sonic Healthcare Ltd.	UBS AG	68,700	07/24/18	AUD	23.80	AUD	1,684	(45,937)
United Overseas Bank Ltd.	UBS AG	123,300	07/24/18	SGD	29.32	SGD	3,292	(2,207)
ANTA Sports Products Ltd.	UBS AG	295,000	07/25/18	HKD	49.34	HKD	12,204	(6,819)
Ansell Ltd.	Morgan Stanley & Co. International PLC	33,500	07/25/18	AUD	26.66	AUD	910	(20,674)
Diageo PLC	Goldman Sachs International	68,800	07/25/18	GBP	27.90	GBP	1,873	(22,428)
GlaxoSmithKline PLC	Citibank N.A.	99,900	07/25/18	GBP	15.50	GBP	1,526	(23,619)
Heineken NV	Deutsche Bank AG	28,300	07/25/18	EUR	87.76	EUR	2,428	(24,416)
Kone OYJ, Class B	UBS AG	12,000	07/25/18	EUR	42.77	EUR	522	(20,691)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	73,000	07/25/18	CHF	76.40	CHF	5,603	(96,268)
Novo Nordisk A/S, Class B	UBS AG	61,600	07/25/18	DKK	308.50	DKK	18,153	(17,246)
Sanofi	UBS AG	58,100	07/25/18	EUR	67.27	EUR	3,993	(153,582)
Sonic Healthcare Ltd.	UBS AG	60,300	07/25/18	AUD	24.52	AUD	1,478	(21,816)
Svenska Handelsbanken AB, Class A	UBS AG	206,500	07/25/18	SEK	101.02	SEK	20,485	(35,170)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
TELUS Corp.	Citibank N.A.	29,200	07/25/18	CAD	46.49	CAD	1,364	$(15,350)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	844,000	07/25/18	USD	228.60	USD	182,726	(29,473)
bpost SA	Deutsche Bank AG	24,200	07/25/18	EUR	16.07	EUR	327	(445)
ANTA Sports Products Ltd.	JPMorgan Chase Bank N.A.	192,000	07/26/18	HKD	50.34	HKD	7,943	(2,947)
Amcor Ltd.	UBS AG	398,100	07/26/18	AUD	14.13	AUD	5,733	(126,212)
Ansell Ltd.	Morgan Stanley & Co. International PLC	31,200	07/26/18	AUD	27.05	AUD	847	(13,321)
Far EasTone Telecommunications Co. Ltd.	Citibank N.A.	297,000	07/26/18	USD	78.15	USD	23,392	(13,297)
Far EasTone Telecommunications Co. Ltd.	Goldman Sachs International	250,000	07/26/18	USD	78.76	USD	19,690	(8,653)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	18,250	07/26/18	CHF	75.85	CHF	1,369	(18,182)
Unilever PLC	Citibank N.A.	141,100	07/26/18	GBP	41.71	GBP	5,906	(174,676)
TELUS Corp.	Goldman Sachs International	24,300	07/27/18	CAD	46.23	CAD	1,135	(16,403)
TELUS Corp.	Goldman Sachs International	24,300	07/31/18	CAD	46.46	CAD	1,135	(14,339)
Ansell Ltd.	Citibank N.A.	32,000	08/01/18	AUD	26.57	AUD	869	(24,559)
Deutsche Post AG, Registered Shares	HSBC Bank PLC	64,500	08/01/18	EUR	28.30	EUR	1,794	(46,698)
Kone OYJ, Class B	Credit Suisse International	46,000	08/01/18	EUR	43.47	EUR	2,003	(60,578)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	95,000	08/01/18	AUD	24.40	AUD	2,328	(38,387)
TELUS Corp.	Citibank N.A.	29,200	08/01/18	CAD	46.49	CAD	1,364	(18,659)
bpost SA	Credit Suisse International	59,400	08/01/18	EUR	15.15	EUR	804	(4,240)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	55,400	08/02/18	CAD	62.10	CAD	3,459	(55,615)
TELUS Corp.	Goldman Sachs International	33,800	08/03/18	CAD	47.00	CAD	1,578	(10,604)
SGS SA, Registered Shares	UBS AG	1,100	08/07/18	CHF	2,574.49	CHF	2,895	(101,341)
Ansell Ltd.	Citibank N.A.	32,000	08/08/18	AUD	26.57	AUD	869	(26,601)
AstraZeneca PLC	Goldman Sachs International	44,300	08/08/18	GBP	52.35	GBP	2,322	(80,371)
DBS Group Holdings Ltd.	UBS AG	135,000	08/08/18	SGD	27.16	SGD	3,578	(47,797)
Diageo PLC	Morgan Stanley & Co. International PLC	99,500	08/08/18	GBP	27.03	GBP	2,708	(108,771)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	328,200	08/08/18	GBP	15.25	GBP	5,015	(164,198)
Imperial Brands PLC	UBS AG	155,000	08/08/18	GBP	27.66	GBP	4,362	(219,958)
Japan Tobacco, Inc.	Goldman Sachs International	71,700	08/08/18	JPY	3,078.48	JPY	221,846	(57,425)
Kone OYJ, Class B	Credit Suisse International	30,100	08/08/18	EUR	43.32	EUR	1,311	(45,588)
Sanofi	Morgan Stanley & Co. International PLC	71,100	08/08/18	EUR	69.52	EUR	4,887	(100,392)
Schneider Electric SE	Morgan Stanley & Co. International PLC	22,000	08/08/18	EUR	71.59	EUR	1,567	(48,912)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	89,300	08/08/18	AUD	25.08	AUD	2,189	(20,593)
Svenska Handelsbanken AB, Class A	JPMorgan Chase Bank N.A.	234,000	08/08/18	SEK	98.45	SEK	23,213	(72,725)
Unilever PLC	Goldman Sachs International	60,000	08/08/18	GBP	41.88	GBP	2,512	(61,678)
TELUS Corp.	Citibank N.A.	16,600	08/09/18	CAD	45.90	CAD	775	(16,226)
ANTA Sports Products Ltd.	Goldman Sachs International	215,000	08/10/18	HKD	41.32	HKD	8,895	(75,470)
Ansell Ltd.	Citibank N.A.	31,200	08/14/18	AUD	26.94	AUD	847	(21,109)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	38,800	08/14/18	CHF	73.40	CHF	2,911	(113,219)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	70,800	08/15/18	CHF	77.24	CHF	5,434	(92,454)
TELUS Corp.	Royal Bank of Canada	30,600	08/15/18	CAD	47.24	CAD	1,429	(14,751)
Amcor Ltd.	JPMorgan Chase Bank N.A.	364,000	08/16/18	AUD	14.52	AUD	5,242	(82,607)
Citizens Financial Group, Inc.	Morgan Stanley & Co. International PLC	28,000	08/20/18	USD	41.84	USD	1,089	(15,170)
Ansell Ltd.	Morgan Stanley & Co. International PLC	12,800	08/22/18	AUD	27.62	AUD	348	(4,795)
Rogers Communications, Inc., Class B	Citibank N.A.	55,400	08/28/18	CAD	62.50	CAD	3,459	(64,028)
TELUS Corp.	Royal Bank of Canada	59,000	08/29/18	CAD	46.70	CAD	2,755	(44,831)

								$(3,970,006)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,779,580	$(1,765,827)	$(6,213,872)

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,213,872	$—	$—	$—	$6,213,872

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(687)	$—	$—	$—	$(687)
Options written	—	—	2,305,969	—	—	—	2,305,969

	$—	$—	$2,305,282	$—	$—	$—	$2,305,282

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$(63,217)	$—	$—	$—	$(63,217)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$5,532,778

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$6,213,872

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,243,866)

Total derivative assets and liabilities subject to an MNA	$—	$3,970,006

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$699	$—	$(699)	$—	$—
Citibank N.A.	525,371	—	(525,371)	—	—
Credit Suisse International	163,196	—	(163,196)	—	—
Deutsche Bank AG	24,952	—	(24,952)	—	—
Goldman Sachs International	662,326	—	(662,326)	—	—
HSBC Bank PLC	172,956	—	—	—	172,956
JPMorgan Chase Bank N.A.	192,104	—	(138,470)	(53,634)	—
Morgan Stanley & Co. International PLC	1,278,672	—	(1,278,672)	—	—

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Royal Bank of Canada	$59,582	$—	$—	$—	$59,582
UBS AG	890,148	—	(890,148)	—	—

	$3,970,006	$—	$(3,683,834)	$(53,634)	$232,538

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$44,735,932	$—	$44,735,932
Belgium	5,897,538	6,095,366	—	11,992,904
Canada	54,679,533	—	—	54,679,533
China	—	7,983,785	—	7,983,785
Denmark	—	8,612,368	—	8,612,368
Finland	—	18,714,053	—	18,714,053
France	—	36,171,295	—	36,171,295
Germany	—	17,734,889	—	17,734,889
India	—	8,497,945	—	8,497,945
Ireland	12,285,206	—	—	12,285,206
Japan	—	8,677,361	—	8,677,361
Netherlands	—	21,227,719	—	21,227,719
Singapore	—	22,127,212	—	22,127,212
Sweden	—	10,378,079	—	10,378,079
Switzerland	—	63,921,237	—	63,921,237
Taiwan	—	19,740,982	—	19,740,982
United Kingdom	—	118,357,635	—	118,357,635
United States	321,444,035	—	4,411,841	325,855,876
Preferred Stocks	—	—	7,749,870	7,749,870

	$394,306,312	$412,975,858	$12,161,711	$819,443,881

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(1,994,988)	$(4,218,884)	$—	$(6,213,872)

(a)	Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1 (a)	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers out of Level 2 (a)
Assets:
Long-Term Investments:
Common Stocks	$11,359,711	$19,072,931	$19,072,931	$11,359,711

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced Global Dividend Trust (BOE)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2017	$4,411,841	$11,646,491	$16,058,332
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	2,510,578	2,510,578
Net change in unrealized appreciation (depreciation)(a)(b)	—	(1,662,515)	(1,662,515)
Purchases	—	—	—
Sales	—	(4,744,684)	(4,744,684)

Closing Balance, as of June 30, 2018	$4,411,841	$7,749,870	$12,161,711

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(b)	$—	$(1,662,515)	$(1,662,515)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$4,411,841	Market	Tangible Book Value Multiple(a)	1.90x	—
Preferred Stocks	7,749,870	Market	Revenue Multiple(a)	7.50x – 14.50x	13.23x
			Time to Exit(b)	2.5 years	—
			Volatility(b)	35%	—
			Recent Transactions(a)	—	—

	$12,161,711

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) June 30, 2018	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.7%

Australia — 8.7%
Amcor Ltd.	3,033,685	$32,322,952
Ansell Ltd.	657,064	13,201,015
Sonic Healthcare Ltd.	816,976	14,819,998

		60,343,965
Belgium — 2.3%
Anheuser-Busch InBev SA	82,168	8,287,867
bpost SA	506,122	7,996,897

		16,284,764
Canada — 10.6%
Rogers Communications, Inc., Class B	743,612	35,318,247
TELUS Corp.	1,076,118	38,226,684

		73,544,931
China — 1.8%
ANTA Sports Products Ltd.	2,377,600	12,537,812

Denmark — 1.7%
Novo Nordisk A/S, Class B	252,763	11,675,264

Finland — 3.8%
Kone OYJ, Class B	521,612	26,521,638

France — 7.3%
Sanofi	459,696	36,894,971
Schneider Electric SE	164,273	13,662,050

		50,557,021
Germany — 4.3%
Deutsche Post AG, Registered Shares	928,368	30,162,999

India — 1.7%
Hero MotoCorp Ltd.	225,738	11,446,031

Japan — 1.7%
Japan Tobacco, Inc.	421,300	11,773,823

Netherlands — 4.3%
Heineken NV	149,488	14,976,972
Koninklijke Philips NV	347,780	14,734,724

		29,711,696
Singapore — 2.9%
DBS Group Holdings Ltd.	511,300	9,943,260
United Overseas Bank Ltd.	507,200	9,940,475

		19,883,735
Sweden — 2.3%
Svenska Handelsbanken AB, Class A	1,471,323	16,295,557

Switzerland — 13.0%
Nestle SA, Registered Shares	430,668	33,377,116
Novartis AG, Registered Shares	486,345	36,841,085
SGS SA, Registered Shares	7,522	19,987,410

		90,205,611
Taiwan — 4.3%
Far EasTone Telecommunications Co. Ltd.	3,663,000	9,462,123
Taiwan Semiconductor Manufacturing Co. Ltd.	2,845,000	20,202,554

		29,664,677
United Kingdom — 23.4%
AstraZeneca PLC	310,495	21,476,063
British American Tobacco PLC	608,013	30,627,664
Diageo PLC	596,483	21,429,193
GlaxoSmithKline PLC	1,291,186	26,031,515
Imperial Brands PLC	850,881	31,600,110
Unilever PLC	562,299	31,061,652

		162,226,197

Security	Shares	Value
United States — 4.6%
3M Co.(a)	102,009	$20,067,210
Microsoft Corp.(a)	116,534	11,491,418

		31,558,628

Total Common Stocks — 98.7% (Cost — $715,814,039)		684,394,349

Preferred Stocks — 0.7%

China — 0.6%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $2,106,332), 0.00%(b)(c)(d)	76,800	3,911,424

India — 0.1%
Jasper Infotech Private Ltd., Series F, (Acquired 5/7/14, cost $2,835,730), 0.00%(b)(c)(d)	398	696,237
Jasper Infotech Private Ltd., Series G, (Acquired 10/29/14, cost $1,112,870), 0.00%(b)(c)(d)	132	281,943

		978,180

Total Preferred Stocks — 0.7% (Cost — $6,054,932)		4,889,604

Total Long-Term Investments — 99.4% (Cost — $721,868,971)		689,283,953

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(e)(f)	943,659	943,659

Total Short-Term Securities — 0.1% (Cost — $943,659)		943,659

Total Investments Before Options Written — 99.5% (Cost — $722,812,630)		690,227,612

Options Written — (0.8)% (Premiums Received — $5,304,238)		(5,608,380)

Total Investments, Net of Options Written — 98.7% (Cost — $717,508,392)		684,619,232
Other Assets Less Liabilities — 1.3%		8,816,866

Net Assets — 100.0%		$693,436,098

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $4,889,604 and an original cost of $6,054,935, which was 0.7% of its net assets.

(e)	Annualized 7-day yield as of period end.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced International Dividend Trust (BGY)

(e)

During the period ended June 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,073,700	(4,130,041)	943,659	$943,659	$53,789	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Microsoft Corp.	100	07/06/18	USD	101.00	USD	986	$(2,250)
Microsoft Corp.	71	07/13/18	USD	103.00	USD	700	(1,704)
Microsoft Corp.	80	07/13/18	USD	102.00	USD	789	(3,200)
3M Co.	268	07/20/18	USD	200.00	USD	5,272	(59,362)
Rogers Communications, Inc., Class B	819	07/20/18	CAD	62.00	CAD	5,114	(72,266)
TELUS Corp.	265	07/20/18	CAD	46.00	CAD	1,238	(19,452)
3M Co.	60	07/27/18	USD	210.00	USD	1,180	(5,940)
3M Co.	34	07/27/18	USD	200.00	USD	669	(12,835)
Microsoft Corp.	71	07/27/18	USD	103.00	USD	700	(8,023)
Microsoft Corp.	299	08/03/18	USD	102.00	USD	2,948	(49,783)
3M Co.	117	08/17/18	USD	210.00	USD	2,302	(21,294)
Microsoft Corp.	57	08/17/18	USD	105.00	USD	562	(6,384)
Rogers Communications, Inc., Class B	970	08/17/18	CAD	64.00	CAD	6,057	(50,173)
TELUS Corp.	947	08/17/18	CAD	46.00	CAD	4,422	(93,285)

							$(405,951)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TELUS Corp.	Goldman Sachs International	15,959	07/09/18	CAD	46.27	CAD	745	$(7,553)
DBS Group Holdings Ltd.	Deutsche Bank AG	60,000	07/10/18	SGD	29.99	SGD	1,590	(37)
DBS Group Holdings Ltd.	Deutsche Bank AG	60,000	07/10/18	SGD	29.91	SGD	1,590	(44)
Diageo PLC	Goldman Sachs International	77,900	07/10/18	GBP	26.86	GBP	2,120	(62,103)
Far EasTone Telecommincations Co. Ltd.	Goldman Sachs International	109,000	07/10/18	USD	75.75	USD	8,585	(10,683)
Heineken NV	UBS AG	45,000	07/10/18	EUR	86.63	EUR	3,861	(34,255)
SGS SA, Registered Shares	Goldman Sachs International	1,300	07/10/18	CHF	2,577.54	CHF	3,421	(92,472)
Schneider Electric SE	UBS AG	29,500	07/10/18	EUR	79.66	EUR	2,101	(175)
bpost SA	Credit Suisse International	34,200	07/10/18	EUR	17.43	EUR	463	(20)
AstraZeneca PLC	UBS AG	129,800	07/11/18	GBP	55.20	GBP	6,803	(9,041)
Deutsche Post AG, Registered Shares	Goldman Sachs International	143,000	07/11/18	EUR	33.57	EUR	3,978	(42)
Far EasTone Telecommincations Co. Ltd.	Morgan Stanley & Co. International PLC	218,000	07/11/18	USD	77.89	USD	17,170	(8,820)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	163,000	07/11/18	EUR	36.27	EUR	5,914	(107,303)
Novo Nordisk A/S, Class B	Goldman Sachs International	74,100	07/11/18	DKK	306.74	DKK	21,837	(9,451)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	25,900	07/11/18	CAD	63.00	CAD	1,617	(9,221)
Ansell Ltd.	JPMorgan Chase Bank N.A.	32,000	07/12/18	AUD	26.93	AUD	869	(11,790)
British American Tobacco PLC	Citibank N.A.	296,800	07/12/18	GBP	39.09	GBP	11,329	(136,682)
Imperial Brands PLC	UBS AG	113,000	07/12/18	GBP	29.02	GBP	3,180	(31,716)
Japan Tobacco, Inc.	Goldman Sachs International	44,000	07/12/18	JPY	3,040.60	JPY	136,140	(32,393)
Kone OYJ, Class B	UBS AG	34,600	07/12/18	EUR	43.39	EUR	1,506	(34,492)
Sanofi	Morgan Stanley & Co. International PLC	60,000	07/12/18	EUR	66.89	EUR	4,124	(153,151)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	350,000	07/12/18	USD	237.08	USD	75,775	(329)
TELUS Corp.	Citibank N.A.	33,400	07/13/18	CAD	46.34	CAD	1,560	(16,949)

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Amcor Ltd.	Goldman Sachs International	624,700	07/18/18	AUD	13.88	AUD	8,996	$(267,926)
Anheuser-Busch InBev SA	Morgan Stanley & Co. International PLC	22,000	07/18/18	EUR	83.88	EUR	1,900	(78,733)
Ansell Ltd.	Goldman Sachs International	52,600	07/18/18	AUD	26.80	AUD	1,428	(24,501)
Deutsche Post AG, Registered Shares	Morgan Stanley & Co. International PLC	110,000	07/18/18	EUR	33.57	EUR	3,060	(959)
Diageo PLC	Goldman Sachs International	88,950	07/18/18	GBP	27.45	GBP	2,421	(44,068)
Far EasTone Telecommunications Co. Ltd.	Goldman Sachs International	544,000	07/18/18	USD	77.13	USD	42,845	(33,657)
Imperial Brands PLC	HSBC Bank PLC	17,000	07/18/18	GBP	26.85	GBP	478	(32,820)
Kone OYJ, Class B	Credit Suisse International	52,000	07/18/18	EUR	43.47	EUR	2,264	(58,126)
Sanofi	Morgan Stanley & Co. International PLC	20,850	07/18/18	EUR	65.82	EUR	1,433	(80,623)
Schneider Electric SE	Barclays Bank PLC	18,500	07/18/18	EUR	76.74	EUR	1,318	(1,521)
TELUS Corp.	Citibank N.A.	46,000	07/18/18	CAD	45.85	CAD	2,148	(37,687)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	126,500	07/18/18	SGD	28.67	SGD	3,378	(3,928)
bpost SA	Credit Suisse International	57,000	07/18/18	EUR	15.21	EUR	771	(1,014)
ANTA Sports Products Ltd.	Goldman Sachs International	550,000	07/19/18	HKD	44.78	HKD	22,754	(43,714)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	97,900	07/19/18	CHF	76.10	CHF	7,344	(72,921)
Unilever PLC	Morgan Stanley & Co. International PLC	96,700	07/19/18	GBP	42.83	GBP	4,048	(37,595)
Sonic Healthcare Ltd.	UBS AG	62,300	07/24/18	AUD	23.80	AUD	1,527	(41,658)
United Overseas Bank Ltd.	UBS AG	111,900	07/24/18	SGD	29.32	SGD	2,988	(2,003)
ANTA Sports Products Ltd.	UBS AG	309,000	07/25/18	HKD	49.34	HKD	12,783	(7,142)
Anheuser-Busch InBev SA	UBS AG	16,700	07/25/18	EUR	84.29	EUR	1,442	(57,527)
Ansell Ltd.	Morgan Stanley & Co. International PLC	32,000	07/25/18	AUD	26.66	AUD	869	(19,748)
Diageo PLC	Goldman Sachs International	5,000	07/25/18	GBP	27.90	GBP	136	(1,630)
GlaxoSmithKline PLC	Citibank N.A.	572,700	07/25/18	GBP	15.50	GBP	8,751	(135,399)
Heineken NV	Deutsche Bank AG	25,300	07/25/18	EUR	87.76	EUR	2,170	(21,828)
Kone OYJ, Class B	UBS AG	83,000	07/25/18	EUR	42.77	EUR	3,614	(143,110)
Nestle S.A., Registered Shares	Morgan Stanley & Co. International PLC	68,000	07/25/18	CHF	76.40	CHF	5,219	(89,674)
Novo Nordisk A/S, Class B	UBS AG	44,700	07/25/18	DKK	308.50	DKK	13,173	(12,515)
Sanofi	UBS AG	71,300	07/25/18	EUR	67.27	EUR	4,900	(188,475)
Sonic Healthcare Ltd.	UBS AG	133,900	07/25/18	AUD	24.52	AUD	3,282	(48,443)
Svenska Handelsbanken AB, Class A	UBS AG	270,500	07/25/18	SEK	101.02	SEK	26,834	(46,070)
TELUS Corp.	Citibank N.A.	28,500	07/25/18	CAD	46.49	CAD	1,331	(14,982)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	987,000	07/25/18	USD	228.60	USD	213,686	(34,466)
bpost SA	Deutsche Bank AG	28,800	07/25/18	EUR	16.07	EUR	390	(529)
ANTA Sports Products Ltd.	JPMorgan Chase Bank N.A.	258,000	07/26/18	HKD	50.34	HKD	10,673	(3,960)
Amcor Ltd.	UBS AG	317,300	07/26/18	AUD	14.13	AUD	4,569	(100,596)
Ansell Ltd.	Morgan Stanley & Co. International PLC	54,800	07/26/18	AUD	27.05	AUD	1,488	(23,397)
Far EasTone Telecommunications Co. Ltd.	Citibank N.A.	401,000	07/26/18	USD	78.15	USD	31,583	(17,953)
Far EasTone Telecommunications Co. Ltd.	Goldman Sachs International	450,000	07/26/18	USD	78.76	USD	35,442	(15,575)
Japan Tobacco, Inc.	Citibank N.A.	38,800	07/26/18	JPY	3,114.06	JPY	120,051	(15,119)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	6,750	07/26/18	CHF	75.85	CHF	506	(6,725)
Unilever PLC	Citibank N.A.	123,300	07/26/18	GBP	41.71	GBP	5,161	(152,640)
TELUS Corp.	Goldman Sachs International	24,600	07/27/18	CAD	46.23	CAD	1,149	(16,605)
TELUS Corp.	Goldman Sachs International	24,600	07/31/18	CAD	46.46	CAD	1,149	(14,516)
Ansell Ltd.	Citibank N.A.	35,000	08/01/18	AUD	26.57	AUD	950	(26,861)
Deutsche Post AG, Registered Shares	HSBC Bank PLC	183,500	08/01/18	EUR	28.30	EUR	5,105	(132,854)
Diageo PLC	Citibank N.A.	26,200	08/01/18	GBP	27.89	GBP	713	(11,797)
Kone OYJ, Class B	Credit Suisse International	52,000	08/01/18	EUR	43.47	EUR	2,264	(68,480)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	78,800	08/01/18	AUD	24.40	AUD	1,931	(31,841)
TELUS Corp.	Citibank N.A.	28,500	08/01/18	CAD	46.49	CAD	1,331	(18,211)
bpost SA	Credit Suisse International	76,800	08/01/18	EUR	15.15	EUR	1,039	(5,483)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	72,300	08/02/18	CAD	62.10	CAD	4,514	(72,581)
TELUS Corp.	Goldman Sachs International	32,400	08/03/18	CAD	47.00	CAD	1,513	(10,165)
SGS SA, Registered Shares	UBS AG	1,700	08/07/18	CHF	2,574.49	CHF	4,473	(156,618)
Ansell Ltd.	Citibank N.A.	35,000	08/08/18	AUD	26.57	AUD	950	(29,095)
AstraZeneca PLC	Goldman Sachs International	16,200	08/08/18	GBP	52.35	GBP	849	(29,391)
DBS Group Holdings Ltd.	UBS AG	120,000	08/08/18	SGD	27.16	SGD	3,180	(42,486)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	34,100	08/08/18	GBP	15.25	GBP	521	(17,060)
Imperial Brands PLC	UBS AG	165,000	08/08/18	GBP	27.66	GBP	4,643	(234,149)
Japan Tobacco, Inc.	Goldman Sachs International	64,700	08/08/18	JPY	3,078.48	JPY	200,188	(51,819)
Kone OYJ, Class B	Credit Suisse International	23,600	08/08/18	EUR	43.32	EUR	1,028	(35,744)
Sanofi	Morgan Stanley & Co. International PLC	63,900	08/08/18	EUR	69.52	EUR	4,392	(90,225)
Schneider Electric SE	Morgan Stanley & Co. International PLC	29,300	08/08/18	EUR	71.59	EUR	2,087	(65,142)

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	109,000	08/08/18	AUD	25.08	AUD	2,672	$(25,136)
Svenska Handelsbanken AB, Class A	JPMorgan Chase Bank N.A.	421,000	08/08/18	SEK	98.45	SEK	41,763	(130,843)
Unilever PLC	Goldman Sachs International	72,000	08/08/18	GBP	41.88	GBP	3,014	(74,014)
TELUS Corp.	Citibank N.A.	46,100	08/09/18	CAD	45.90	CAD	2,153	(45,062)
ANTA Sports Products Ltd.	Goldman Sachs International	310,000	08/10/18	HKD	41.32	HKD	12,825	(108,817)
Diageo PLC	Deutsche Bank AG	82,300	08/10/18	GBP	27.66	GBP	2,240	(41,224)
Ansell Ltd.	Citibank N.A.	28,800	08/14/18	AUD	26.94	AUD	782	(19,485)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	124,000	08/14/18	CHF	73.40	CHF	9,302	(361,833)
Nestle S.A., Registered Shares	Morgan Stanley & Co. International PLC	134,500	08/15/18	CHF	77.24	CHF	10,323	(175,636)
TELUS Corp.	Royal Bank of Canada	63,500	08/15/18	CAD	47.24	CAD	2,965	(30,610)
Amcor Ltd.	JPMorgan Chase Bank N.A.	483,800	08/16/18	AUD	14.52	AUD	6,967	(109,795)
Ansell Ltd.	Morgan Stanley & Co. International PLC	38,600	08/22/18	AUD	27.62	AUD	1,048	(14,459)
Rogers Communications, Inc., Class B	Citibank N.A.	72,300	08/28/18	CAD	62.50	CAD	4,514	(83,559)
TELUS Corp.	Royal Bank of Canada	41,000	08/29/18	CAD	46.70	CAD	1,915	(31,154)

								$(5,202,429)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,388,709	$(1,692,850)	$(5,608,380)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$5,608,380	$—	$—	$—	$5,608,380

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$3,505,781	$—	$—	$—	$3,505,781

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(1,888,476)	$—	$—	$—	$(1,888,476)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$4,967,544

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Options	$—	$5,608,380

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(405,951)

Total derivative assets and liabilities subject to an MNA	$—	$5,202,429

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$1,521	$—	$—	$—	$1,521
Citibank N.A.	761,481	—	(761,481)	—	—
Credit Suisse International	168,867	—	(168,867)	—	—
Deutsche Bank AG	63,662	—	(63,662)	—	—
Goldman Sachs International	951,424	—	(951,424)	—	—
HSBC Bank PLC	165,674	—	—	—	165,674
JPMorgan Chase Bank N.A.	285,452	—	—	(285,452)	—
Morgan Stanley & Co. International PLC	1,517,647	—	(1,517,647)	—	—
Royal Bank of Canada	61,764	—	—	—	61,764
UBS AG	1,224,937	—	(1,224,937)	—	—

	$5,202,429	$—	$(4,688,018)	$(285,452)	$228,869

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$60,343,965	$—	$60,343,965
Belgium	7,996,897	8,287,867	—	16,284,764
Canada	73,544,931	—	—	73,544,931
China	—	12,537,812	—	12,537,812
Denmark	—	11,675,264	—	11,675,264
Finland	—	26,521,638	—	26,521,638
France	—	50,557,021	—	50,557,021
Germany	—	30,162,999	—	30,162,999
India	—	11,446,031	—	11,446,031
Japan	—	11,773,823	—	11,773,823
Netherlands	—	29,711,696	—	29,711,696
Singapore	—	19,883,735	—	19,883,735
Sweden	—	16,295,557	—	16,295,557
Switzerland	—	90,205,611	—	90,205,611
Taiwan	—	29,664,677	—	29,664,677
United Kingdom	—	162,226,197	—	162,226,197
United States	31,558,628	—	—	31,558,628
Preferred Stocks	—	—	4,889,604	4,889,604
Short-Term Securities	943,659	—	—	943,659

	$114,044,115	$571,293,893	$4,889,604	$690,227,612

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Enhanced International Dividend Trust (BGY)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(386,499)	$(5,221,881)	$—	$(5,608,380)

(a)	Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1 (a)	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers out of Level 2 (a)
Assets:
Long-Term Investments:
Common Stocks	$12,033,525	$17,468,213	$17,468,213	$12,033,525

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) June 30, 2018	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.3%

Biotechnology — 19.7%
ACADIA Pharmaceuticals, Inc.(a)(b)	37,400	$571,098
Acceleron Pharma, Inc.(a)(b)	35,700	1,732,164
Acerta Pharma BV, Series B, (Acquired 02/01/16, cost $986,402)(c)(d)	17,146,440	1,839,813
Agios Pharmaceuticals, Inc.(a)(b)	15,700	1,322,411
Alexion Pharmaceuticals, Inc.(a)(b)	28,400	3,525,860
Alnylam Pharmaceuticals, Inc.(a)(b)	15,000	1,477,350
Amgen, Inc.(b)	28,160	5,198,054
Amicus Therapeutics, Inc.(a)(b)	22,430	350,357
AnaptysBio, Inc.(a)	1,500	106,560
Apellis Pharmaceuticals, Inc.(a)	14,547	320,034
Arena Pharmaceuticals, Inc.(a)(b)	25,144	1,096,278
Argenx SE, ADR(a)	4,536	375,853
Biogen, Inc.(a)(b)	25,248	7,327,979
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	7,050	278,616
BioMarin Pharmaceutical, Inc.(a)(b)	32,400	3,052,080
Bluebird Bio, Inc.(a)(b)	2,200	345,290
Blueprint Medicines Corp.(a)(b)	3,500	222,180
Cellectis SA, ADR(a)	15,095	427,038
Cytokinetics, Inc.(a)(b)	11,300	93,790
Eidos Therapeutics, Inc.(a)	4,486	91,245
Galapagos NV, ADR(a)(b)	5,700	525,426
Gilead Sciences, Inc.(b)	85,600	6,063,904
Global Blood Therapeutics, Inc.(a)(b)	5,388	243,538
Halozyme Therapeutics, Inc.(a)(b)	41,600	701,792
HUA Medicine, Series D (Acquired 03/13/18, cost $82,789)(d)	7,449	82,789
HUA Medicine, Series E (Acquired 03/13/18, cost $260,147)(d)	19,558	260,147
Incyte Corp.(a)(b)	22,900	1,534,300
InflaRx NV, (Acquired 11/08/17, cost $253,349)(d)	19,488	628,488
InflaRx NV(a)	29,508	951,633
Insmed, Inc.(a)	67,286	1,591,314
Intercept Pharmaceuticals, Inc.(a)(b)	2,600	218,166
Madrigal Pharmaceuticals, Inc.(a)	2,100	587,349
Myovant Sciences Ltd.(a)	16,236	371,317
Neurocrine Biosciences, Inc.(a)(b)	9,300	913,632
Ovid therapeutics, Inc.(a)	42,053	328,013
Regeneron Pharmaceuticals, Inc.(a)(b)	4,958	1,710,460
Sage Therapeutics, Inc.(a)(b)	13,552	2,121,295
Sarepta Therapeutics, Inc.(a)(b)	38,650	5,108,757
Seattle Genetics, Inc.(a)(b)	50,467	3,350,504
Spark Therapeutics, Inc.(a)(b)	9,010	745,668
Spectrum Pharmaceuticals, Inc.(a)(b)	55,600	1,165,376
Syndax Pharmaceuticals, Inc.(a)(b)	15,784	110,804
TESARO, Inc.(a)	17,831	792,945
Ultragenyx Pharmaceutical, Inc.(a)(b)	21,300	1,637,331
Vertex Pharmaceuticals, Inc.(a)(b)	34,005	5,779,490

		67,278,488
Diversified Consumer Services — 0.6%
Service Corp. International(b)	59,800	2,140,242

Health Care Equipment & Supplies — 28.0%
Abbott Laboratories(b)	239,600	14,613,204
Baxter International, Inc.(b)	108,800	8,033,792
Becton Dickinson & Co.(b)	27,633	6,619,761
Boston Scientific Corp.(a)(b)	415,484	13,586,327
Cooper Cos., Inc.(b)	4,915	1,157,237
Edwards Lifesciences Corp.(a)(b)	31,500	4,585,455
Globus Medical, Inc., Class A(a)(b)	24,500	1,236,270
Intuitive Surgical, Inc.(a)(b)	12,100	5,789,608
iRhythm Technologies, Inc.(a)(b)	15,083	1,223,684

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Masimo Corp.(a)(b)	38,600	$3,769,290
Medtronic PLC(b)	169,100	14,476,651
Nevro Corp.(a)(b)	24,600	1,964,310
ResMed, Inc.(b)	31,900	3,304,202
Stryker Corp.(b)	69,200	11,685,112
Teleflex, Inc.(b)	8,400	2,252,964
Varian Medical Systems, Inc.(a)(b)	14,900	1,694,428

		95,992,295
Health Care Providers & Services — 24.1%
Amedisys, Inc.(a)(b)	39,760	3,397,890
AmerisourceBergen Corp.(b)	16,300	1,389,901
Anthem, Inc.	35,800	8,521,474
Centene Corp.(a)	42,800	5,273,388
Cigna Corp.(b)	39,500	6,713,025
DaVita, Inc.(a)(b)	55,694	3,867,391
HCA Healthcare, Inc.(b)	18,094	1,856,444
HealthEquity, Inc.(a)(b)	12,400	931,240
Humana, Inc.(b)	27,600	8,214,588
Molina Healthcare, Inc.(a)(b)	11,300	1,106,722
Quest Diagnostics, Inc.(b)	80,100	8,806,194
UnitedHealth Group, Inc.	118,302	29,024,213
Universal Health Services, Inc., Class B(b)	16,800	1,872,192
WellCare Health Plans, Inc.(a)(b)	6,400	1,575,936

		82,550,598
Health Care Technology — 0.6%
Teladoc, Inc.(a)(b)	37,100	2,153,655

Life Sciences Tools & Services — 3.4%
Agilent Technologies, Inc.(b)	32,200	1,991,248
Charles River Laboratories International, Inc.(a)(b)	7,771	872,372
QIAGEN NV(a)	48,300	1,746,528
Thermo Fisher Scientific, Inc.(b)	27,300	5,654,922
Wuxi Biologics Cayman, Inc.(a)(e)	120,500	1,336,723

		11,601,793
Pharmaceuticals — 21.9%
Allergan PLC(b)	34,985	5,832,699
Assembly Biosciences, Inc.(a)	2,200	86,262
AstraZeneca PLC	69,576	4,812,376
AstraZeneca PLC — ADR(b)	63,100	2,215,441
Bristol-Myers Squibb Co.(b)	104,762	5,797,529
Chugai Pharmaceutical Co. Ltd.	15,900	832,532
Eli Lilly & Co.(b)	65,800	5,614,714
Jazz Pharmaceuticals PLC(a)(b)	10,400	1,791,920
Johnson & Johnson(b)	41,970	5,092,640
Medicines Co.(a)(b)	18,600	682,620
Merck & Co., Inc.(b)	109,579	6,651,445
Merck KGaA	28,300	2,754,930
Nektar Therapeutics(a)(b)	7,400	361,342
Novartis AG, ADR(b)	33,900	2,560,806
Novo Nordisk A/S — ADR(b)	74,300	3,426,716
Pfizer, Inc.(b)	465,298	16,881,012
Reata Pharmaceuticals, Inc., Class A(a)(b)	5,860	204,924
Sanofi	20,400	1,637,294
Sanofi — ADR(b)	50,200	2,008,502
Teva Pharmaceutical Industries Ltd. — ADR	35,500	863,360
Theravance Biopharma, Inc.(a)(b)	4,700	106,596
Tricida, Inc.(a)	9,249	276,545
Zoetis, Inc.(b)	54,500	4,642,855

		75,135,060

Total Common Stocks — 98.3% (Cost — $226,041,590)		336,852,131

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value
Other Interests(f) — 0.0%

Pharmaceuticals — 0.0%
Afferent Pharmaceuticals, Inc., Series C, (Acquired 09/30/15, Cost $0)(c)(d)	190	$115,997

Total Other Interests — 0.0% (Cost — $—)		115,997

Preferred Stock

Biotechnology — 0.2%
Rubius Therapeutics, Inc., (Acquired 2/23/18, cost $505,410), 0.00%(a)(c)(d)	39,516	505,410

Total Preferred Stocks — 0.2% (Cost — $505,410)		505,410

Rights — 0.0%

Health Care Technology — 0.0%
Dyax Corp., CVR (Expires 12/31/19)(c)	61,727	141,355

Total Rights — 0.0% (Cost — $25,848)		141,355

Total Long-Term Investments — 98.5% (Cost — $226,572,848)		337,614,893

Security	Shares	Value
Short-Term Securities — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(g)(h)	7,272,162	$7,272,162

Total Short-Term Securities — 2.1% (Cost — $7,272,162)		7,272,162

Total Investments Before Options Written — 100.6% (Cost — $233,845,010)		344,887,055

Options Written — (0.8)% (Premiums Received — $2,899,524)		(2,688,836)

Total Investments, Net of Options Written — 99.8% (Cost — $230,945,486)		342,198,219
Other Assets Less Liabilities — 0.2%		531,212

Net Assets — 100.0%		$342,729,431

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $3,432,644 and an original cost of $2,088,097, which was 0.8% of its net assets.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(g)	Annualized 7-day yield as of period end.

(h)

During the period ended June 30, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,301,421	(7,029,259)	7,272,162	$7,272,162	$83,489		$—	$—
SL Liquidity Series, LLC, Money Market Series	120,903	(120,903)	—	—	1,241	(b)	13	7

				$7,272,162	$84,730		$13	$7

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Pfizer, Inc.	30	07/02/18	USD	36.25	USD	109	$(596)
Allergan PLC	63	07/06/18	USD	157.50	USD	1,050	(61,583)
Amgen, Inc.	7	07/06/18	USD	187.50	USD	129	(420)
AstraZeneca PLC	247	07/06/18	USD	37.50	USD	867	(1,235)
Baxter International, Inc.	45	07/06/18	USD	73.50	USD	332	(3,780)

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Gilead Sciences, Inc.	65	07/06/18	USD	69.50	USD	460	$(10,693)
Humana, Inc.	67	07/06/18	USD	297.50	USD	1,994	(22,613)
Pfizer, Inc.	101	07/06/18	USD	36.00	USD	366	(4,494)
Pfizer, Inc.	101	07/06/18	USD	36.50	USD	366	(1,313)
Pfizer, Inc.	38	07/06/18	USD	37.00	USD	138	(171)
Zoetis, Inc.	148	07/06/18	USD	85.50	USD	1,261	(9,620)
Novo Nordisk A/S — ADR	229	07/09/18	USD	50.00	USD	1,056	(85)
AmerisourceBergen Corp.	44	07/13/18	USD	87.00	USD	375	(5,500)
Amgen, Inc.	72	07/13/18	USD	182.50	USD	1,329	(29,160)
Becton Dickinson & Co.	61	07/13/18	USD	232.50	USD	1,461	(53,070)
Biogen, Inc.	26	07/13/18	USD	295.00	USD	755	(8,970)
Humana, Inc.	22	07/13/18	USD	307.50	USD	655	(2,255)
Medtronic PLC	37	07/13/18	USD	88.50	USD	317	(407)
Pfizer, Inc.	152	07/13/18	USD	36.50	USD	551	(4,332)
Pfizer, Inc.	38	07/13/18	USD	37.00	USD	138	(418)
Vertex Pharmaceuticals, Inc.	109	07/13/18	USD	157.50	USD	1,853	(148,240)
ACADIA Pharmaceuticals, Inc.	149	07/20/18	USD	18.00	USD	228	(4,097)
Acceleron Pharma, Inc.	142	07/20/18	USD	40.00	USD	689	(129,220)
Agilent Technologies, Inc.	40	07/20/18	USD	67.50	USD	247	(180)
Agios Pharmaceuticals, Inc.	62	07/20/18	USD	105.00	USD	522	(1,240)
Alexion Pharmaceuticals, Inc.	56	07/20/18	USD	125.00	USD	695	(19,600)
Allergan PLC	76	07/20/18	USD	180.00	USD	1,267	(4,902)
Alnylam Pharmaceuticals, Inc.	60	07/20/18	USD	120.00	USD	591	(2,400)
Amedisys, Inc.	102	07/20/18	USD	80.00	USD	872	(55,845)
Amedisys, Inc.	58	07/20/18	USD	85.00	USD	496	(16,066)
Arena Pharmaceuticals, Inc.	16	07/20/18	USD	50.00	USD	70	(704)
Baxter International, Inc.	69	07/20/18	USD	72.50	USD	509	(14,594)
BioMarin Pharmaceutical, Inc.	56	07/20/18	USD	95.00	USD	528	(17,500)
BioMarin Pharmaceutical, Inc.	73	07/20/18	USD	100.00	USD	688	(11,498)
Biogen, Inc.	24	07/20/18	USD	280.00	USD	697	(33,120)
Biohaven Pharmaceutical Holding Co. Ltd.	28	07/20/18	USD	40.00	USD	111	(6,300)
Bluebird Bio, Inc.	8	07/20/18	USD	195.00	USD	126	(620)
Blueprint Medicines Corp.	14	07/20/18	USD	85.00	USD	89	(1,260)
Boston Scientific Corp.	658	07/20/18	USD	31.00	USD	2,152	(135,548)
Bristol-Myers Squibb Co.	142	07/20/18	USD	55.00	USD	786	(16,046)
Cooper Cos., Inc.	19	07/20/18	USD	230.00	USD	447	(15,580)
Cytokinetics, Inc.	45	07/20/18	USD	10.00	USD	37	(450)
DaVita, Inc.	125	07/20/18	USD	70.00	USD	868	(19,375)
Edwards Lifesciences Corp.	33	07/20/18	USD	145.00	USD	480	(11,385)
Galapagos NV, ADR	22	07/20/18	USD	105.00	USD	203	(10,780)
Gilead Sciences, Inc.	156	07/20/18	USD	67.50	USD	1,105	(60,450)
Global Blood Therapeutics, Inc.	21	07/20/18	USD	50.00	USD	95	(3,202)
Globus Medical, Inc., Class A	88	07/20/18	USD	57.50	USD	444	(1,760)
HCA Healthcare, Inc.	41	07/20/18	USD	105.00	USD	421	(3,997)
Halozyme Therapeutics, Inc.	170	07/20/18	USD	20.00	USD	287	(1,700)
HealthEquity, Inc.	49	07/20/18	USD	85.00	USD	368	(980)
Incyte Corp.	82	07/20/18	USD	75.00	USD	549	(2,665)
Jazz Pharmaceuticals PLC	40	07/20/18	USD	180.00	USD	689	(7,300)
Johnson & Johnson	102	07/20/18	USD	125.00	USD	1,238	(8,670)
Masimo Corp.	151	07/20/18	USD	100.00	USD	1,475	(18,875)
Medicines Co.	74	07/20/18	USD	39.00	USD	272	(5,180)
Medtronic PLC	5	07/20/18	USD	87.50	USD	43	(222)
Medtronic PLC	21	07/20/18	USD	90.00	USD	180	(189)
Merck & Co., Inc.	25	07/20/18	USD	60.00	USD	152	(3,812)
Merck & Co., Inc.	106	07/20/18	USD	62.50	USD	643	(4,081)
Molina Healthcare, Inc.	45	07/20/18	USD	100.00	USD	441	(8,100)
Nektar Therapeutics	29	07/20/18	USD	65.00	USD	142	(1,087)
Neurocrine Biosciences, Inc.	36	07/20/18	USD	94.25	USD	354	(22,744)
Nevro Corp.	98	07/20/18	USD	85.00	USD	783	(8,330)
Novartis AG, ADR	86	07/20/18	USD	80.00	USD	650	(1,075)
Novo Nordisk A/S — ADR	58	07/20/18	USD	48.90	USD	267	(1,097)

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pfizer, Inc.	137	07/20/18	USD	36.00	USD	497	$(9,385)
Pfizer, Inc.	169	07/20/18	USD	35.00	USD	613	(25,012)
Pfizer, Inc.	139	07/20/18	USD	37.00	USD	504	(2,710)
Quest Diagnostics, Inc.	83	07/20/18	USD	106.90	USD	913	(31,349)
Regeneron Pharmaceuticals, Inc.	8	07/20/18	USD	320.00	USD	276	(22,200)
Resmed, Inc.	130	07/20/18	USD	106.95	USD	1,347	(9,808)
Sage Therapeutics, Inc.	39	07/20/18	USD	185.00	USD	610	(1,755)
Sanofi — ADR	200	07/20/18	USD	40.00	USD	800	(13,000)
Seattle Genetics, Inc.	201	07/20/18	USD	75.00	USD	1,334	(4,522)
Spark Therapeutics, Inc.	36	07/20/18	USD	79.00	USD	298	(23,431)
Stryker Corp.	280	07/20/18	USD	175.00	USD	4,728	(36,400)
Syndax Pharmaceuticals, Inc.	63	07/20/18	USD	10.00	USD	44	(1,260)
Teladoc, Inc.	148	07/20/18	USD	60.00	USD	859	(26,270)
Theravance Biopharma, Inc.	18	07/20/18	USD	25.00	USD	41	(585)
Thermo Fisher Scientific, Inc.	109	07/20/18	USD	220.00	USD	2,258	(2,725)
Universal Health Services, Inc., Class B	34	07/20/18	USD	120.00	USD	379	(1,020)
Varian Medical Systems, Inc.	59	07/20/18	USD	125.00	USD	671	(885)
Vertex Pharmaceuticals, Inc.	27	07/20/18	USD	160.00	USD	459	(33,345)
WellCare Health Plans, Inc.	25	07/20/18	USD	240.00	USD	616	(23,250)
iRhythm Technologies, Inc.	57	07/20/18	USD	85.00	USD	462	(8,408)
Universal Health Services, Inc., Class B	33	07/23/18	USD	116.50	USD	368	(2,189)
Novartis AG, ADR	66	07/25/18	USD	76.45	USD	499	(7,301)
Abbott Laboratories	486	07/27/18	USD	63.00	USD	2,964	(25,029)
Baxter International, Inc.	71	07/27/18	USD	76.00	USD	524	(6,638)
Biogen, Inc.	8	07/27/18	USD	310.00	USD	232	(2,620)
Boston Scientific Corp.	181	07/27/18	USD	31.50	USD	592	(38,553)
Boston Scientific Corp.	186	07/27/18	USD	33.50	USD	608	(18,600)
Bristol-Myers Squibb Co.	73	07/27/18	USD	55.00	USD	404	(11,826)
Cigna Corp.	158	07/27/18	USD	180.00	USD	2,685	(16,432)
Edwards Lifesciences Corp.	60	07/27/18	USD	155.00	USD	873	(16,650)
Gilead Sciences, Inc.	63	07/27/18	USD	72.00	USD	446	(11,624)
Intercept Pharmaceuticals, Inc.	10	07/27/18	USD	85.00	USD	84	(4,600)
Medtronic PLC	61	07/27/18	USD	88.50	USD	522	(2,318)
Medtronic PLC	85	07/27/18	USD	86.50	USD	728	(8,415)
Merck & Co., Inc.	106	07/27/18	USD	63.50	USD	643	(4,982)
Pfizer, Inc.	255	07/27/18	USD	37.00	USD	925	(6,885)
Pfizer, Inc.	73	07/27/18	USD	36.50	USD	265	(3,540)
Sage Therapeutics, Inc.	15	07/27/18	USD	165.00	USD	235	(8,025)
Pfizer, Inc.	71	07/30/18	USD	36.75	USD	258	(3,105)
Pfizer, Inc.	121	07/30/18	USD	36.50	USD	439	(5,874)
Amicus Therapeutics, Inc.	89	08/03/18	USD	16.00	USD	139	(8,455)
Baxter International, Inc.	136	08/03/18	USD	75.00	USD	1,004	(17,612)
Baxter International, Inc.	45	08/03/18	USD	73.50	USD	332	(9,180)
Biogen, Inc.	3	08/03/18	USD	300.00	USD	87	(2,085)
Bristol-Myers Squibb Co.	175	08/03/18	USD	56.00	USD	968	(22,838)
Johnson & Johnson	33	08/03/18	USD	126.00	USD	400	(3,399)
Medtronic PLC	74	08/03/18	USD	86.50	USD	634	(8,843)
Pfizer, Inc.	157	08/03/18	USD	36.50	USD	570	(9,499)
Novo Nordisk A/S — ADR	33	08/06/18	USD	45.01	USD	152	(6,471)
Abbott Laboratories	251	08/09/18	USD	62.50	USD	1,531	(22,009)
AmerisourceBergen Corp.	21	08/10/18	USD	88.00	USD	179	(5,512)
Boston Scientific Corp.	318	08/10/18	USD	32.50	USD	1,040	(50,403)
Edwards Lifesciences Corp.	33	08/10/18	USD	149.00	USD	480	(18,645)
Eli Lilly & Co.	133	08/10/18	USD	86.00	USD	1,135	(25,337)
HCA Healthcare, Inc.	31	08/10/18	USD	106.00	USD	318	(5,425)
Intuitive Surgical, Inc.	48	08/10/18	USD	495.00	USD	2,297	(58,800)
Medtronic PLC	74	08/10/18	USD	87.00	USD	634	(8,732)
Pfizer, Inc.	121	08/10/18	USD	36.50	USD	439	(7,865)
Zoetis, Inc.	70	08/10/18	USD	87.50	USD	596	(11,375)
Abbott Laboratories	221	08/17/18	USD	62.82	USD	1,348	(20,353)
Agilent Technologies, Inc.	88	08/17/18	USD	62.50	USD	544	(18,480)
Alexion Pharmaceuticals, Inc.	57	08/17/18	USD	125.00	USD	708	(35,625)

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Amgen, Inc.	33	08/17/18	USD	190.00	USD	609	$(11,715)
Baxter International, Inc.	69	08/17/18	USD	72.50	USD	509	(20,700)
Becton Dickinson & Co.	49	08/17/18	USD	240.00	USD	1,174	(37,485)
Biogen, Inc.	39	08/17/18	USD	300.00	USD	1,132	(34,125)
Boston Scientific Corp.	318	08/17/18	USD	33.00	USD	1,040	(46,746)
Charles River Laboratories International, Inc.	36	08/17/18	USD	115.00	USD	404	(10,980)
Eli Lilly & Co.	130	08/17/18	USD	87.50	USD	1,109	(18,720)
Gilead Sciences, Inc.	37	08/17/18	USD	75.00	USD	262	(5,032)
Humana, Inc.	21	08/17/18	USD	305.00	USD	625	(14,805)
Johnson & Johnson	32	08/17/18	USD	125.00	USD	388	(5,728)
Medtronic PLC	319	08/17/18	USD	87.50	USD	2,731	(36,207)
Merck & Co., Inc.	95	08/17/18	USD	62.50	USD	577	(10,878)
Merck & Co., Inc.	106	08/17/18	USD	65.00	USD	643	(4,823)
Pfizer, Inc.	158	08/17/18	USD	37.00	USD	573	(7,268)
Quest Diagnostics, Inc.	83	08/17/18	USD	106.90	USD	913	(41,360)
Quest Diagnostics, Inc.	154	08/17/18	USD	110.00	USD	1,693	(49,280)
Reata Pharmaceuticals, Inc., Class A	23	08/17/18	USD	40.00	USD	80	(4,197)
Regeneron Pharmaceuticals, Inc., Class A	11	08/17/18	USD	340.00	USD	379	(23,100)
Sarepta Therapeutics, Inc., Class A	154	08/17/18	USD	145.00	USD	2,036	(107,415)
Spectrum Pharmaceuticals, Inc., Class A	222	08/17/18	USD	20.00	USD	465	(61,605)
Teleflex, Inc , Class A	33	08/17/18	USD	290.00	USD	885	(16,500)
Teva Pharmaceutical Industries Ltd. — ADR, Class A	124	08/17/18	USD	25.00	USD	302	(15,810)
Ultragenyx Pharmaceutical, Inc., Class A	85	08/17/18	USD	80.00	USD	653	(36,125)
Service Corp. International, Class A	53	08/20/18	USD	36.75	USD	190	(5,977)

							$(2,548,831)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InflaRx NV	UBS AG	11,800	07/02/18	USD	39.00	USD	381	$—
Insmed, Inc.	Barclays Bank PLC	13,500	07/09/18	USD	27.50	USD	319	(897)
DaVita, Inc.	UBS AG	9,700	07/10/18	USD	70.46	USD	674	(8,289)
Myovant Sciences Ltd.	Bank of America N.A.	7,100	07/11/18	USD	24.98	USD	162	(1,492)
Merck & Co., Inc.	Morgan Stanley & Co. International PLC	11,300	07/19/18	EUR	89.51	EUR	942	(1,907)
Service Corp. International	Barclays Bank PLC	18,600	07/24/18	USD	35.48	USD	666	(18,247)
Wuxi Biologics Cayman, Inc.	JPMorgan Chase Bank N.A.	48,000	07/24/18	HKD	89.71	HKD	4,177	(22,519)
Insmed, Inc.	Barclays Bank PLC	13,500	07/25/18	USD	27.50	USD	319	(5,098)
Sanofi	UBS AG	8,100	07/25/18	EUR	67.27	EUR	557	(21,412)
Novo Nordisk A/S — ADR	Barclays Bank PLC	6,400	07/26/18	USD	45.41	USD	295	(9,708)
AstraZeneca PLC	Goldman Sachs International	27,800	08/08/18	GBP	52.35	GBP	1,457	(50,436)

								$(140,005)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$893,309	$(682,621)	$(2,688,836)

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$2,688,836	$—	$—	$—	$2,688,836

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(360)	$—	$—	$—	$(360)
Options written	—	—	(2,080,545)	—	—	—	(2,080,545)

	$—	$—	$(2,080,905)	$—	$—	$—	$(2,080,905)

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$6,401	$—	$—	$—	$6,401

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$—	(a)
Average value of option contracts written	$2,243,250

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operation reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End:

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$2,688,836

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,548,831)

Total derivative assets and liabilities subject to an MNA	$—	$140,005

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$1,492	$—	$—	$—	$1,492
Barclays Bank PLC	33,950	—	—	—	33,950
Goldman Sachs International	50,436	—	—	—	50,436
JPMorgan Chase Bank N.A.	22,519	—	—	—	22,519
Morgan Stanley & Co. International PLC	1,907	—	—	—	1,907
UBS AG	29,701	—	—	—	29,701

	$140,005	$—	$—	$—	$140,005

(a)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Biotechnology	$64,467,251	$628,488	$2,182,749	$67,278,488
Diversified Consumer Services	2,140,242	—	—	2,140,242
Health Care Equipment & Supplies	95,992,295	—	—	95,992,295
Health Care Providers & Services	82,550,598	—	—	82,550,598
Health Care Technology	2,153,655	—	—	2,153,655
Life Sciences Tools & Services	10,265,070	1,336,723	—	11,601,793
Pharmaceuticals	65,097,928	10,037,132	—	75,135,060
Other Interests	—	—	115,997	115,997
Preferred Stock	—	—	505,410	505,410
Rights	—	—	141,355	141,355
Short-Term Securities	7,272,162	—	—	7,272,162

	$329,939,201	$12,002,343	$2,945,511	$344,887,055

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(2,345,082)	$(343,754)	$—	$(2,688,836)

(a)	Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	$—	$548,148	$548,148	$—

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Other Interests	Rights	Total
Assets:
Opening Balance, as of December 31, 2017	$1,916,972	$—	$387,926	$141,355	$2,446,253
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)				—
Net change in unrealized appreciation (depreciation)(a)(b)	(77,160)	—	(271,928)	—	(349,088)
Purchases	342,936	505,410	—	—	848,346
Sales	—	—	—	—	—

Closing Balance, as of June 30, 2018	$2,182,748	$505,410	$115,998	$141,355	$2,945,511

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(b)	$(77,159)	$—	$(271,929)	$—	$(349,088)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.4%

Chemicals — 11.9%
Albemarle Corp.(a)	91,502	$8,631,384
CF Industries Holdings, Inc.(a)	144,743	6,426,589
FMC Corp.(a)	196,837	17,559,829
Nufarm Ltd.	1,447,185	9,485,131
Nutrien Ltd.(a)	1,094,186	59,501,835
Umicore SA	132,428	7,559,973
Yara International ASA	210,760	8,719,600

		117,884,341
Containers & Packaging — 4.6%
International Paper Co.(a)	138,669	7,221,881
Packaging Corp. of America(a)	177,059	19,793,426
Smurfit Kappa Group PLC	464,673	18,759,400

		45,774,707
Electronic Equipment, Instruments & Components — 0.7%
Trimble, Inc.(a)(b)	201,408	6,614,239

Energy Equipment & Services — 1.7%
Baker Hughes a GE Co.(a)	212,620	7,022,839
Halliburton Co.(a)	221,372	9,975,022

		16,997,861
Food Products — 7.7%
Archer-Daniels-Midland Co.(a)	680,887	31,205,051
Bunge Ltd.(a)	96,788	6,747,091
Glanbia PLC	628,916	11,677,725
Hormel Foods Corp.(a)	426,641	15,875,312
Origin Enterprises PLC	583,252	4,202,521
Tyson Foods, Inc., Class A(a)	83,491	5,748,355

		75,456,055
Machinery — 1.3%
Deere & Co.(a)	88,995	12,441,501

Metals & Mining — 34.9%
ArcelorMittal	776,992	22,669,328
BHP Billiton PLC	2,264,226	50,814,714
First Quantum Minerals Ltd.	1,023,945	15,086,764
Franco-Nevada Corp.	110,278	8,048,662
Fresnillo PLC	564,708	8,509,983
Glencore PLC(b)	11,099,845	52,699,723
Lundin Mining Corp.	1,509,300	8,392,335
Neo Lithium Corp.(b)	5,022,674	5,004,908
Nevsun Resources Ltd.	3,527,285	12,261,585
Newcrest Mining Ltd.	1,174,528	19,070,967
OZ Minerals Ltd.	1,292,966	9,016,014
Polyus PJSC	128,648	4,220,500
Rio Tinto PLC — ADR(a)	767,833	42,599,375
Stelco Holdings, Inc.	1,079,971	20,824,756
Teck Resources Ltd., Class B(a)	725,386	18,461,074
Vale SA — ADR(a)	2,713,425	34,786,108
Wheaton Precious Metals Corp.	571,192	12,600,496

		345,067,292
Oil, Gas & Consumable Fuels — 34.1%
BP PLC — ADR(a)	1,143,873	52,229,241
Cairn Energy PLC(b)	1,965,097	6,452,517
Canadian Natural Resources Ltd.	407,563	14,710,276
Chevron Corp.(a)	129,953	16,429,958
CNOOC Ltd.	6,962,000	11,929,696
ConocoPhillips(a)	212,222	14,774,896
Devon Energy Corp.(a)	231,866	10,192,829
Encana Corp.	374,738	4,894,270
EQT Corp.	115,770	6,388,189
Exxon Mobil Corp.(a)	337,908	27,955,129

Security		Shares	Value
Oil, Gas & Consumable Fuels (continued)
Kosmos Energy Ltd.(b)		600,090	$4,962,744
Pioneer Natural Resources Co.(a)		61,744	11,684,435
Royal Dutch Shell PLC — ADR, Class A(a)		833,537	57,705,766
Suncor Energy, Inc.		913,331	37,168,226
TOTAL SA		757,330	45,989,421
Valero Energy Corp.		121,400	13,454,762

			336,922,355
Paper & Forest Products — 1.5%
Mondi PLC		538,826	14,536,491
Precious Woods Holding AG(b)		20,000	153,489
Quintis Ltd.(b)(c)(d)		7,903,565	67

			14,690,047

Total Common Stocks — 98.4% (Cost — $805,565,896)			971,848,398

		Par (000)
Corporate Bonds — 1.6%

Metals & Mining — 1.6%
Beadell Resources LTD, 6.00%, 06/30/23(c)	USD	1,800	1,799,820
Pilgangoora Operations Pty Ltd, 12.00%, 06/21/22		9,000	10,077,705
Osisko Gold Royalties, Ltd., 4.00%, 12/31/22	CAD	5,652	4,299,243

			16,176,768

Total Corporate Bonds — 1.6% (Cost — $15,311,494)			16,176,768

Total Long-Term Investments — 100.0% (Cost — $820,877,390)			988,025,166

		Shares
Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(e)(g)		7,893,261	7,893,261
SL Liquidity Series, LLC, Money Market Series, 2.16%(e)(f)(g)		30,670	30,673
Total Short-Term Securities — 0.8% (Cost — $7,923,928)			7,923,934

Total Investments Before Options Written — 100.8% (Cost — $828,801,318)			$995,949,100

Options Written — (0.7)% (Premiums Received — $9,065,805)			(7,080,083)

Total Investments, Net of Options Written — 100.1% (Cost — $819,735,513)			988,869,017
Liabilities in Excess of Other Assets — (0.1)%			(693,588)

Net Assets Applicable to Common Shares — 100.0%			$988,175,429

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security, or a portion of the security, is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

(g)

During the period ended June 30, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,156,750	(8,263,489)	7,893,261	$7,893,261	$73,740		$—	$—
SL Liquidity Series, LLC, Money Market Series	488,032	(457,362)	30,670	30,673	2,510	(b)	2	45

				$7,923,934	$76,250		$2	$45

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Archer-Daniels-Midland Co.	501	07/06/18	USD	45.00	USD	2,296	$(51,854)
Chevron Corp.	151	07/06/18	USD	128.00	USD	1,909	(8,909)
ConocoPhillips	236	07/06/18	USD	70.00	USD	1,643	(17,110)
Deere & Co.	66	07/06/18	USD	165.00	USD	923	(924)
Devon Energy Corp.	114	07/06/18	USD	43.50	USD	501	(11,856)
Devon Energy Corp.	129	07/06/18	USD	41.00	USD	567	(39,668)
Halliburton Co.	143	07/06/18	USD	51.50	USD	644	(429)
Hormel Foods Corp.	240	07/06/18	USD	36.50	USD	893	(20,400)
International Paper Co.	134	07/06/18	USD	55.00	USD	698	(938)
International Paper Co.	70	07/06/18	USD	56.00	USD	365	(280)
Tyson Foods, Inc., Class A	84	07/06/18	USD	73.00	USD	578	(840)
Tyson Foods, Inc., Class A	96	07/06/18	USD	72.00	USD	661	(1,440)
Vale SA — ADR	852	07/06/18	USD	15.00	USD	1,092	(1,704)
Archer-Daniels-Midland Co.	330	07/13/18	USD	44.00	USD	1,512	(68,475)
BP PLC — ADR	534	07/13/18	USD	46.00	USD	2,438	(29,370)
Chevron Corp.	150	07/13/18	USD	129.00	USD	1,896	(12,675)
ConocoPhillips	278	07/13/18	USD	70.00	USD	1,935	(33,221)
Exxon Mobil Corp.	251	07/13/18	USD	83.00	USD	2,077	(25,602)
Hormel Foods Corp.	215	07/13/18	USD	36.00	USD	800	(29,563)
Hormel Foods Corp.	215	07/13/18	USD	36.50	USD	800	(22,037)
International Paper Co.	134	07/13/18	USD	55.50	USD	698	(1,407)
Pioneer Natural Resources Co.	87	07/13/18	USD	197.50	USD	1,646	(12,397)
Royal Dutch Shell PLC — ADR, Class A	157	07/13/18	USD	71.00	USD	1,087	(5,495)
Teck Resources Ltd., Class B	619	07/13/18	USD	31.50	USD	1,575	(103,992)
Tyson Foods, Inc., Class A	332	07/13/18	USD	69.00	USD	2,286	(35,690)
Vale SA — ADR	590	07/13/18	USD	14.00	USD	756	(3,835)
Vale SA — ADR	752	07/13/18	USD	14.50	USD	964	(2,632)
Albemarle Corp.	370	07/20/18	USD	95.00	USD	3,490	(81,400)
Archer-Daniels-Midland Co.	410	07/20/18	USD	45.00	USD	1,879	(54,120)
BP PLC — ADR	1,498	07/20/18	USD	47.00	USD	6,840	(50,932)
Baker Hughes a GE Co.	233	07/20/18	USD	39.00	USD	770	(2,330)
Baker Hughes a GE Co.	311	07/20/18	USD	36.00	USD	1,027	(7,775)
Bunge Ltd.	116	07/20/18	USD	72.50	USD	809	(11,020)
CF Industries Holdings, Inc.	110	07/20/18	USD	42.50	USD	488	(29,095)
Canadian Natural Resources Ltd.	195	07/20/18	CAD	48.00	CAD	925	(12,534)
Chevron Corp.	149	07/20/18	USD	130.00	USD	1,884	(14,229)
ConocoPhillips	30	07/20/18	USD	72.50	USD	209	(1,770)
ConocoPhillips	236	07/20/18	USD	70.50	USD	1,643	(29,618)
Deere & Co.	80	07/20/18	USD	165.00	USD	1,118	(1,360)
Devon Energy Corp.	150	07/20/18	USD	38.00	USD	659	(92,625)

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Devon Energy Corp.	69	07/20/18	USD	44.00	USD	303	$(10,315)
Devon Energy Corp.	82	07/20/18	USD	46.00	USD	360	(5,658)
Encana Corp.	860	07/20/18	CAD	17.00	CAD	1,477	(47,427)
FMC Corp.	304	07/20/18	USD	92.50	USD	2,712	(25,840)
First Quantum Minerals Ltd.	1,000	07/20/18	CAD	18.00	CAD	1,937	(140,342)
First Quantum Minerals Ltd.	391	07/20/18	CAD	23.00	CAD	757	(3,272)
First Quantum Minerals Ltd.	1,299	07/20/18	CAD	22.00	CAD	2,516	(18,280)
Franco-Nevada Corp.	299	07/20/18	CAD	94.00	CAD	2,869	(65,616)
Hormel Foods Corp.	139	07/20/18	USD	36.25	USD	517	(17,337)
International Paper Co.	19	07/20/18	USD	57.50	USD	99	(114)
Lundin Mining Corp.	633	07/20/18	CAD	9.00	CAD	463	(1,926)
Nutrien Ltd.	250	07/20/18	USD	51.55	USD	1,360	(80,311)
Nutrien Ltd.	800	07/20/18	USD	55.00	USD	4,350	(72,000)
Packaging Corp. of America	480	07/20/18	USD	125.00	USD	5,366	(4,800)
Rio Tinto PLC — ADR	373	07/20/18	USD	62.50	USD	2,069	(3,730)
Rio Tinto PLC — ADR	249	07/20/18	USD	60.00	USD	1,381	(3,735)
Royal Dutch Shell PLC — ADR, Class A	558	07/20/18	USD	70.00	USD	3,863	(51,615)
Royal Dutch Shell PLC — ADR, Class A	579	07/20/18	USD	75.00	USD	4,008	(4,342)
Suncor Energy, Inc.	2,088	07/20/18	CAD	54.00	CAD	11,171	(131,031)
Teck Resources Ltd., Class B	264	07/20/18	USD	29.00	USD	672	(2,376)
Trimble, Inc.	148	07/20/18	USD	35.00	USD	486	(1,850)
Vale SA — ADR	1,325	07/20/18	USD	15.00	USD	1,699	(4,637)
Archer-Daniels-Midland Co.	254	07/27/18	USD	46.00	USD	1,164	(21,082)
Archer-Daniels-Midland Co.	264	07/27/18	USD	47.00	USD	1,210	(10,824)
BP PLC — ADR	535	07/27/18	USD	47.00	USD	2,443	(25,948)
BP PLC — ADR	338	07/27/18	USD	46.00	USD	1,543	(29,913)
CF Industries Holdings, Inc.	361	07/27/18	USD	45.50	USD	1,603	(41,335)
Chevron Corp.	56	07/27/18	USD	130.00	USD	708	(8,428)
ConocoPhillips	1	07/27/18	USD	69.00	USD	7	(234)
Deere & Co.	130	07/27/18	USD	147.00	USD	1,817	(25,025)
Devon Energy Corp.	82	07/27/18	USD	45.50	USD	360	(8,897)
Devon Energy Corp.	31	07/27/18	USD	45.00	USD	136	(3,983)
Exxon Mobil Corp.	820	07/27/18	USD	85.00	USD	6,784	(65,600)
Halliburton Co.	374	07/27/18	USD	49.50	USD	1,685	(10,659)
International Paper Co.	18	07/27/18	USD	59.00	USD	94	(162)
Nutrien Ltd.	735	07/27/18	USD	52.50	USD	3,997	(191,100)
Nutrien Ltd.	500	07/27/18	USD	55.00	USD	2,719	(56,250)
Pioneer Natural Resources Co.	75	07/27/18	USD	202.50	USD	1,419	(14,250)
Royal Dutch Shell PLC — ADR, Class A	186	07/27/18	USD	71.00	USD	1,288	(14,880)
Royal Dutch Shell PLC — ADR, Class A	579	07/27/18	USD	69.50	USD	4,008	(82,508)
Teck Resources Ltd., Class B	410	07/27/18	USD	29.50	USD	1,043	(20,090)
Vale SA — ADR	398	07/27/18	USD	14.50	USD	510	(3,980)
Vale SA — ADR	1,030	07/27/18	USD	13.50	USD	1,320	(28,840)
Bunge Ltd.	85	08/02/18	USD	72.01	USD	593	(13,504)
Archer-Daniels-Midland Co.	264	08/03/18	USD	47.00	USD	1,210	(20,460)
BP PLC — ADR	686	08/03/18	USD	46.00	USD	3,132	(79,919)
Devon Energy Corp.	69	08/03/18	USD	43.50	USD	303	(17,319)
Exxon Mobil Corp.	137	08/03/18	USD	83.00	USD	1,133	(26,784)
International Paper Co.	105	08/03/18	USD	54.50	USD	547	(8,505)
Pioneer Natural Resources Co.	22	08/03/18	USD	190.00	USD	416	(15,510)
Pioneer Natural Resources Co.	41	08/03/18	USD	200.00	USD	776	(13,017)
Teck Resources Ltd., Class B	210	08/03/18	USD	27.00	USD	534	(13,650)
Vale SA — ADR	1,545	08/03/18	USD	13.50	USD	1,981	(50,985)
Archer-Daniels-Midland Co.	350	08/10/18	USD	46.00	USD	1,604	(46,725)
CF Industries Holdings, Inc.	107	08/10/18	USD	46.00	USD	475	(16,157)
Chevron Corp.	13	08/10/18	USD	128.00	USD	164	(3,874)
Devon Energy Corp.	31	08/10/18	USD	46.00	USD	136	(4,820)
Hormel Foods Corp.	367	08/10/18	USD	37.50	USD	1,366	(37,618)
Teck Resources Ltd., Class B	800	08/10/18	USD	26.00	USD	2,036	(94,400)
Valero Energy Corp.	480	08/10/18	USD	115.00	USD	5,320	(123,120)
Archer-Daniels-Midland Co.	350	08/17/18	USD	46.00	USD	1,604	(48,125)
BP PLC — ADR	671	08/17/18	USD	46.00	USD	3,064	(83,204)

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
BP PLC — ADR	338	08/17/18	USD	47.00	USD	1,543	$(27,716)
Bunge Ltd.	101	08/17/18	USD	72.50	USD	704	(23,987)
Canadian Natural Resources Ltd.	778	08/17/18	CAD	44.00	CAD	3,692	(248,553)
ConocoPhillips	72	08/17/18	USD	70.00	USD	501	(18,396)
Deere & Co.	79	08/17/18	USD	150.00	USD	1,104	(22,712)
Devon Energy Corp.	89	08/17/18	USD	42.00	USD	391	(33,153)
Devon Energy Corp.	82	08/17/18	USD	46.00	USD	360	(14,063)
Encana Corp.	1,995	08/17/18	CAD	17.00	CAD	3,425	(164,650)
Exxon Mobil Corp.	143	08/17/18	USD	82.50	USD	1,183	(34,749)
Halliburton Co.	374	08/17/18	USD	50.00	USD	1,685	(19,635)
International Paper Co.	74	08/17/18	USD	55.00	USD	385	(6,031)
Nutrien Ltd.	735	08/17/18	USD	55.00	USD	3,997	(132,300)
Packaging Corp. of America	228	08/17/18	USD	120.00	USD	2,549	(29,640)
Pioneer Natural Resources Co.	21	08/17/18	USD	185.00	USD	397	(25,095)
Royal Dutch Shell PLC — ADR, Class A	139	08/17/18	USD	72.50	USD	962	(9,730)
Suncor Energy, Inc.	1,565	08/17/18	CAD	54.00	CAD	8,373	(172,612)
Teck Resources Ltd., Class B	600	08/17/18	USD	30.00	USD	1,527	(17,100)
Trimble, Inc.	220	08/17/18	USD	35.00	USD	722	(14,300)
Vale SA — ADR	1,775	08/17/18	USD	15.00	USD	2,276	(20,412)
Vale SA — ADR	437	08/17/18	USD	14.00	USD	560	(12,673)
Vale SA — ADR	2,150	09/21/18	USD	13.00	USD	2,756	(178,450)

							$(4,235,746)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
FMC Corp.	Citibank N.A.	35,000	07/09/18	USD	90.75	USD	3,122	$(29,217)
First Quantum Minerals Ltd.	Goldman Sachs International	142,800	07/09/18	CAD	20.76	CAD	2,766	(21,334)
Nutrien Ltd.	Citibank N.A.	50,000	07/09/18	USD	47.93	USD	2,719	(326,789)
Stelco Holdings, Inc.	Goldman Sachs International	36,300	07/09/18	CAD	27.21	CAD	920	(1,356)
Glanbia PLC	Goldman Sachs International	79,700	07/10/18	EUR	14.45	EUR	1,267	(135,048)
Rio Tinto PLC — ADR	Citibank N.A.	53,400	07/10/18	USD	55.85	USD	2,963	(47,448)
BHP Billiton PLC	HSBC Bank PLC	232,700	07/11/18	GBP	17.65	GBP	3,958	(42,220)
TOTAL SA	UBS AG	81,800	07/11/18	EUR	54.88	EUR	4,254	(2,306)
Glencore PLC	Morgan Stanley & Co. International PLC	1,038,000	07/12/18	GBP	3.94	GBP	.3,737	(17,051)
Lundin Mining Corp.	Credit Suisse International	126,600	07/12/18	CAD	8.70	CAD	925	(1,830)
Nufarm Ltd.	Morgan Stanley & Co. International PLC	96,000	07/12/18	AUD	9.69	AUD	851	(51)
Smurfit Kappa Group PLC	Goldman Sachs International	58,000	07/12/18	EUR	35.54	EUR	2,005	(12,710)
Stelco Holdings, Inc.	Goldman Sachs International	50,000	07/12/18	CAD	26.52	CAD	1,268	(7,079)
Umicore SA	Morgan Stanley & Co. International PLC	26,700	07/12/18	EUR	50.02	EUR	1,305	(18,255)
Canadian Natural Resources Ltd.	Credit Suisse International	77,900	07/16/18	CAD	46.25	CAD	3,696	(104,857)
CNOOC Ltd.	Goldman Sachs International	810,000	07/18/18	HKD	14.07	HKD	10,886	(13,486)
Fresnillo PLC	Morgan Stanley & Co. International PLC	40,000	07/18/18	GBP	13.52	GBP	457	(21)
Glanbia PLC	Morgan Stanley & Co. International PLC	93,500	07/18/18	EUR	15.94	EUR	1,487	(24,510)
Glencore PLC	Credit Suisse International	1,453,000	07/18/18	GBP	4.20	GBP	5,231	(8,564)
Oz Minerals Ltd.	Societe Generale	520,000	07/18/18	AUD	10.59	AUD	4,898	(1,725)
Stelco Holdings, Inc.	Goldman Sachs International	27,600	07/18/18	CAD	25.20	CAD	700	(16,399)
Umicore SA	HSBC Bank PLC	26,500	07/18/18	EUR	51.37	EUR	1,295	(11,853)
ArcelorMittal	UBS AG	24,700	07/19/18	EUR	28.16	EUR	617	(1,856)
Franco-Nevada Corp.	Goldman Sachs International	14,400	07/19/18	CAD	96.00	CAD	1,382	(17,191)
Hormel Foods Corp.	Bank of America N.A.	24,000	07/19/18	USD	36.13	USD	893	(31,580)
Mondi PLC	Morgan Stanley & Co. International PLC	77,400	07/19/18	GBP	20.91	GBP	1,582	(14,984)
Trimble, Inc.	Citibank N.A.	22,200	07/23/18	USD	35.83	USD	729	(1,491)
Fresnillo PLC	Goldman Sachs International	123,400	07/24/18	GBP	13.55	GBP	1,409	(1,166)
Stelco Holdings, Inc.	Goldman Sachs International	27,600	07/24/18	CAD	25.20	CAD	700	(18,567)
Lundin Mining Corp.	Morgan Stanley & Co. International PLC	158,000	07/25/18	CAD	9.07	CAD	1,155	(5,066)
Newcrest Mining Ltd.	UBS AG	25,000	07/25/18	AUD	21.18	AUD	549	(18,860)
Rio Tinto PLC — ADR	Citibank N.A.	36,000	07/25/18	USD	61.02	USD	1,997	(4,324)
Smurfit Kappa Group PLC	Goldman Sachs International	17,900	07/25/18	EUR	34.31	EUR	619	(18,875)

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Smurfit Kappa Group PLC	UBS AG	40,000	07/25/18	EUR	34.54	EUR	1,383	$(37,215)
TOTAL SA	UBS AG	38,000	07/25/18	EUR	53.09	EUR	1,976	(22,957)
ArcelorMittal	Morgan Stanley & Co. International PLC	100,800	07/26/18	EUR	30.11	EUR	2,518	(2,786)
ArcelorMittal	Morgan Stanley & Co. International PLC	116,000	07/26/18	EUR	29.61	EUR	2,898	(5,046)
BHP Billiton PLC	UBS AG	340,200	07/26/18	GBP	17.26	GBP	5,787	(187,686)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	800,000	07/26/18	HKD	14.07	HKD	10,752	(19,916)
Fresnillo PLC	Goldman Sachs International	63,800	07/26/18	GBP	12.45	GBP	729	(2,707)
Glencore PLC	Goldman Sachs International	704,100	07/26/18	GBP	3.97	GBP	2,535	(32,086)
Mondi PLC	Morgan Stanley & Co. International PLC	139,206	07/26/18	GBP	21.47	GBP	2,845	(13,802)
Nufarm Ltd.	Morgan Stanley & Co. International PLC	214,000	07/26/18	AUD	9.04	AUD	1,896	(21,436)
TOTAL SA	Citibank N.A.	70,500	07/26/18	EUR	53.63	EUR	3,666	(28,655)
Yara International ASA	UBS AG	84,700	07/26/18	NOK	360.37	NOK	28,540	(32,354)
Rio Tinto PLC — ADR	Citibank N.A.	54,000	07/30/18	USD	58.98	USD	2,996	(25,136)
Hormel Foods Corp.	Morgan Stanley & Co. International PLC	29,000	07/31/18	USD	36.26	USD	1,079	(39,135)
Lundin Mining Corp.	Royal Bank of Canada	196,000	07/31/18	CAD	9.03	CAD	1,433	(10,439)
Stelco Holdings, Inc.	Credit Suisse International	30,000	07/31/18	CAD	26.30	CAD	761	(12,226)
CNOOC Ltd.	Societe Generale	193,000	08/01/18	HKD	12.78	HKD	2,594	(20,674)
FMC Corp.	Morgan Stanley & Co. International PLC	13,700	08/01/18	USD	88.40	USD	1,222	(45,696)
Stelco Holdings, Inc.	Goldman Sachs International	25,000	08/01/18	CAD	25.85	CAD	634	(13,517)
TOTAL SA	UBS AG	44,000	08/01/18	EUR	53.87	EUR	2,288	(23,770)
BHP Billiton PLC	Morgan Stanley & Co. International PLC	179,000	08/02/18	GBP	18.01	GBP	3,045	(48,551)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	51,600	08/03/18	USD	58.75	USD	2,863	(31,200)
Royal Dutch Shell PLC — ADR, Class A	Citibank N.A.	56,800	08/06/18	USD	70.97	USD	3,932	(65,421)
Glencore PLC	Goldman Sachs International	1,184,511	08/07/18	GBP	3.88	GBP	4,264	(108,761)
Lundin Mining Corp.	Citibank N.A.	63,200	08/07/18	CAD	8.31	CAD	462	(4,324)
Nufarm Ltd.	UBS AG	272,000	08/07/18	AUD	9.58	AUD	2,410	(8,852)
Nutrien Ltd.	Barclays Bank PLC	63,000	08/07/18	USD	51.10	USD	3,426	(249,604)
ArcelorMittal	Goldman Sachs International	65,073	08/08/18	EUR	26.10	EUR	1,626	(51,290)
BHP Billiton PLC	JPMorgan Chase Bank N.A.	158,700	08/08/18	GBP	16.62	GBP	2,699	(176,037)
Glanbia PLC	Morgan Stanley & Co. International PLC	74,978	08/08/18	EUR	15.91	EUR	1,192	(30,090)
Smurfit Kappa Group PLC	Goldman Sachs International	67,372	08/08/18	EUR	35.40	EUR	2,329	(45,227)
Stelco Holdings, Inc.	Goldman Sachs International	25,000	08/08/18	CAD	25.85	CAD	634	(15,287)
TOTAL SA	Goldman Sachs International	70,200	08/08/18	EUR	52.17	EUR	3,650	(94,205)
Baker Hughes a GE Co.	Citibank N.A.	31,100	08/13/18	USD	33.93	USD	1,027	(39,092)
Stelco Holdings, Inc.	Credit Suisse International	30,000	08/13/18	CAD	26.88	CAD	761	(11,779)
Nutrien Ltd.	JPMorgan Chase Bank N.A.	25,000	08/14/18	USD	53.95	USD	1,360	(53,272)
Bunge Ltd.	Barclays Bank PLC	8,500	08/16/18	USD	70.73	USD	593	(26,455)
Stelco Holdings, Inc.	Goldman Sachs International	35,500	08/16/18	CAD	27.00	CAD	900	(13,937)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	51,600	08/20/18	USD	58.75	USD	2,863	(30,049)
Royal Dutch Shell PLC — ADR, Class A	Citibank N.A.	56,800	08/20/18	USD	70.97	USD	3,932	(71,193)
Stelco Holdings, Inc.	Goldman Sachs International	17,300	08/22/18	CAD	26.50	CAD	439	(9,584)
Stelco Holdings, Inc.	Goldman Sachs International	18,200	08/22/18	CAD	25.83	CAD	461	(13,530)
Stelco Holdings, Inc.	Credit Suisse International	32,200	08/29/18	CAD	26.00	CAD	816	(24,082)
Stelco Holdings, Inc.	Credit Suisse International	32,200	09/07/18	CAD	26.00	CAD	816	(26,277)
Stelco Holdings, Inc.	Goldman Sachs International	22,500	09/12/18	CAD	25.76	CAD	570	(20,930)

								$(2,844,337)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$3,795,486	$(1,809,764)	$(7,080,083)

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$7,080,083	$—	$—	$—	$7,080,083

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(5,226)	$—	$—	$—	$(5,226)
Options written	—	—	(19,278,563)	—	—	—	(19,278,563)

	$—	$—	$(19,283,789)	$—	$—	$—	$(19,283,789)

(a) Includes net capital gain distributions, if applicable.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$10,195,573	$—	$—	$—	$10,195,573

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$2,190
Average value of option contracts written	$6,199,199

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$7,080,083

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,235,746)

Total derivative assets and liabilities subject to an MNA	$—	$2,844,337

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$31,580	$—	$(31,580)	$—	$—
Barclays Bank PLC	276,059	—	(276,059)	—	—
Citibank N.A.	643,090	—	(643,090)	—	—
Credit Suisse International	189,615	—	(189,615)	—	—
Goldman Sachs International	684,272	—	(684,272)	—	—
HSBC Bank PLC	54,073	—	—	—	54,073
JPMorgan Chase Bank N.A.	249,225	—	(48,722)	—	200,503
Morgan Stanley & Co. International PLC	347,729	—	(347,729)	—	—
Royal Bank of Canada	10,439	—	—	—	10,439

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Resources & Commodities Strategy Trust (BCX)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Societe Generale	$22,399	$—	$—	$—	$22,399
UBS AG	335,856	—	(335,856)	—	—

	$2,844,337	$—	$(2,556,923)	$—	$287,414

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$92,119,637	$25,764,704	$—	$117,884,341
Containers & Packaging	27,015,307	18,759,400	—	45,774,707
Electronic Equipment, Instruments & Components	6,614,239	—	—	6,614,239
Energy Equipment & Services	16,997,861	—	—	16,997,861
Food Products	75,456,055	—	—	75,456,055
Machinery	12,441,501	—	—	12,441,501
Metals & Mining	178,066,063	165,201,409	1,799,820	345,067,292
Oil, Gas & Consumable Fuels	272,550,721	64,371,634	—	336,922,355
Paper & Forest Products	—	14,689,980	67	14,690,047
Corporate Bonds	—	16,176,768	—	16,176,768
Short-Term Securities	7,893,261	—	—	7,893,261

Subtotal	$689,154,645	$304,963,895	$1,799,887	$995,918,427

Investments Valued at NAV(a)				30,673
				$995,949,100

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(4,124,595)	$(2,955,488)	$—	$(7,080,083)

(a)	As of June 30, 2018, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	$—	$5,523,874	$5,523,874	$—

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) June 30, 2018	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.6%

Automobiles — 0.8%
Tesla, Inc.(a)(b)	16,500	$5,658,675

Consumer Finance — 0.2%
I3 Verticals, Inc., Class A(a)	65,175	991,964

Diversified Consumer Services — 0.2%
Sunlands Online Education Group — ADR(a)(c)	177,787	1,584,082

Electronic Equipment, Instruments & Components — 1.4%
Hangzhou Hikvision Digital Technology Co., Ltd.	516,990	2,885,697
Isra Vision AG	42,725	2,611,108
Sunny Optical Technology Group Co. Ltd.	230,800	4,280,730

		9,777,535
Health Care Technology — 0.5%
Pingan Healthcare and Tech Placing (Acquired 04/27/18, Cost $4,108,447)(d)	582,478	3,583,014

Household Durables — 0.6%
Roku, Inc.(a)(b)	101,197	4,313,016

Internet & Direct Marketing Retail — 7.6%
Amazon.com, Inc.(a)(b)	22,960	39,027,409
Ensogo Ltd.(a)(e)	173,282	—
Netflix, Inc.(a)(b)	36,530	14,298,938

		53,326,347
Internet Software & Services — 25.9%
58.com, Inc. — ADR(a)(b)	52,400	3,633,416
Alibaba Group Holding Ltd. — ADR(a)(b)	123,740	22,957,482
Alphabet, Inc., Class A(a)(b)	28,186	31,827,349
Baidu, Inc. — ADR(a)(b)	35,500	8,626,500
Bandwidth, Inc., Class A(a)	93,150	3,537,837
Delivery Hero AG(a)(f)	93,637	4,963,227
DocuSign, Inc.(a)(b)	79,740	4,222,233
Facebook, Inc., Class A(a)(b)	71,900	13,971,608
IAC/InterActiveCorp(a)(b)	23,100	3,522,519
MercadoLibre, Inc.(b)	14,700	4,394,271
Mercari, Inc.(a)	93,400	3,825,760
MongoDB, Inc.(a)(b)	33,811	1,678,040
Okta, Inc.(a)(b)	99,850	5,029,444
SendGrid, Inc.(a)(b)	152,159	4,035,257
Shopify, Inc., Class A(a)(b)	33,800	4,931,082
Spotify Technology SA(a)(b)	20,709	3,484,082
Tencent Holdings Ltd.	654,600	32,870,983
Twilio, Inc., Class A(a)	83,700	4,688,874
Uxin, Ltd., ADR(a)	486,264	4,395,827
Wix.com Ltd.(a)(b)	56,100	5,626,830
Yandex NV, Class A(a)(b)	250,480	8,992,232

		181,214,853
IT Services — 12.0%
Adyen NV(a)(f)	10,362	5,708,526
GMO Payment Gateway, Inc.	38,300	4,409,488
InterXion Holding NV(a)(b)	76,600	4,781,372
Mastercard, Inc., Class A(b)	93,300	18,335,316
Pagseguro Digital Ltd., Class A(a)(b)	286,408	7,947,822
PayPal Holdings, Inc.(a)(b)	97,800	8,143,806
Square, Inc., Class A(a)(b)	279,700	17,240,708
Visa, Inc., Class A(b)	128,100	16,966,845

		83,533,883
Media — 1.2%
Naspers Ltd., Class N	33,100	8,345,959

Professional Services — 0.5%
UT Group Co., Ltd.(a)	90,200	3,368,913

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 13.4%
Advanced Micro Devices, Inc.(a)(b)	294,700	$4,417,553
Aixtron SE(a)	210,100	2,703,808
ams AG	44,830	3,324,598
ASML Holding NV	67,100	13,278,066
Broadcom, Inc.(b)	51,696	12,543,517
Cree, Inc.(a)(b)	76,400	3,175,948
Lam Research Corp.(b)	43,301	7,484,578
NVIDIA Corp.(b)	37,900	8,978,510
ON Semiconductor Corp.(a)(b)	200,000	4,447,000
Qorvo, Inc.(a)(b)	54,400	4,361,248
Silicon Laboratories, Inc.(a)(b)	34,100	3,396,360
Skyworks Solutions, Inc.	43,700	4,223,605
SOITEC(a)	89,625	7,515,486
STMicroelectronics NV	245,900	5,459,789
Taiwan Semiconductor Manufacturing Co. Ltd.	1,200,000	8,521,288

		93,831,354
Software — 29.5%
Activision Blizzard, Inc.(b)	143,400	10,944,288
Adobe Systems, Inc.(a)(b)	55,900	13,628,979
Altair Engineering, Inc., Class A(a)	154,413	5,277,836
Altium Ltd.	207,900	3,455,363
Autodesk, Inc.(a)(b)	70,100	9,189,409
Avalara, Inc.(a)	112,941	6,027,661
Bilibili, Inc. — ADR(a)(b)	179,800	2,515,402
Carbon Black, Inc.(a)	48,040	1,249,040
Electronic Arts, Inc.(a)(b)	45,500	6,416,410
FireEye, Inc.(a)(b)	207,752	3,197,303
ForeScout Technologies, Inc.(a)(b)	88,655	3,037,320
Guidewire Software, Inc.(a)(b)	42,500	3,773,150
Kingdee International Software Group Co., Ltd.	3,724,000	3,793,000
Linx SA	636,166	2,905,280
Microsoft Corp.(b)	370,380	36,523,172
Pivotal Software, Inc., Class A(a)(b)	161,575	3,921,425
Pluralsight, Inc.(a)	190,185	4,650,023
Proofpoint, Inc.(a)(b)	46,900	5,408,039
PTC, Inc.(a)(b)	55,300	5,187,693
RIB Software SE	149,200	3,457,046
SailPoint Technologies Holding, Inc.(a)(b)	198,822	4,879,092
salesforce.com, Inc.(a)(b)	120,000	16,368,000
ServiceNow, Inc.(a)(b)	38,210	6,590,079
Smartsheet, Inc., Class A(a)	40,591	1,054,148
Take-Two Interactive Software, Inc.(a)(b)	79,700	9,433,292
UbiSoft Entertainment SA(a)	77,447	8,465,593
Xero Ltd.(a)	120,100	3,994,889
Zendesk, Inc.(a)(b)	93,900	5,116,611
Zuora, Inc., 6 mo. (Acquired 04/11/18, Cost $3,894,522),(d)	512,531	13,545,852
Zuora, Inc., Class A(a)(b)	88,129	2,397,109

		206,402,504
Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.(b)	141,896	26,266,369

Total Common Stocks — 97.6% (Cost — $346,208,121)		682,198,468

Preferred Securities

Preferred Stocks — 2.3%
Internet & Direct Marketing Retail — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, Cost 1,998,435), 0.00%(d)(e)	1,054	520,676
Internet Software & Services — 2.2%
Uber Technologies, Inc., Series E, (Acquired 12/04/14, cost $3,000,048), 0.00%(d)(e)	90,044	3,601,760

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet Software & Services (continued)
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $3,016,964), 0.00%(d)(e)	110,003	$5,602,453
Ant International Co., Ltd., (Acquired 06/06/18, cost $6,492,863), 0.00%(d)(e)	1,157,373	6,492,862

		15,697,075

Total Preferred Stocks — 2.3% (Cost — $14,508,310)		16,217,751

Total Long-Term Investments — 99.9% (Cost — $360,716,431)		698,416,219

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(g)(i)	5,803,333	5,803,333
SL Liquidity Series, LLC, Money Market Series, 2.16%(g)(h)(i)	276,979	277,007

Total Short-Term Securities — 0.9% (Cost — $6,080,330)		6,080,340

Total Investments Before Options Written — 100.8% (Cost — $366,796,761)		704,496,559

Options Written — (0.9)% (Premiums Received — $7,916,075)		(6,462,316)

Total Investments, Net of Options Written — 99.9% (Cost — $358,880,686)		698,034,243
Other Assets Less Liabilities — 0.1%		764,977

Net Assets — 100.0%		$698,799,220

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security, or a portion of the security, is on loan.
(d)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $33,346,617 and an original cost of $22,511,279, which was 4.8% of its net assets.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Annualized 7-day yield as of period end.
(h)	Security was purchased with the cash collateral from loaned securities.

(i)

During the period ended June 30, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,696,297	1,107,036	5,803,333	$5,803,333	$32,717		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,497,053	(3,220,074)	276,979	277,007	123,932	(b)	(464)	179

				$6,080,340	$156,649		$(464)	$179

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Activision Blizzard, Inc.	166	07/06/18	USD	73.00	USD	1,267	$(58,930)
Adobe Systems, Inc.	77	07/06/18	USD	257.50	USD	1,877	(808)
Advanced Micro Devices, Inc.	527	07/06/18	USD	13.50	USD	790	(79,577)
Alibaba Group Holding Ltd. — ADR	144	07/06/18	USD	205.00	USD	2,672	(720)
Amazon.com, Inc.	7	07/06/18	USD	1,660.00	USD	1,190	(34,178)

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Facebook, Inc., Class A	61	07/06/18	USD	202.50	USD	1,185	$(1,464)
Microsoft Corp.	195	07/06/18	USD	101.00	USD	1,923	(4,387)
Netflix, Inc.	25	07/06/18	USD	360.00	USD	979	(82,063)
PayPal Holdings, Inc.	70	07/06/18	USD	83.50	USD	583	(6,580)
ServiceNow, Inc.	66	07/06/18	USD	187.50	USD	1,138	(660)
Square, Inc., Class A	362	07/06/18	USD	65.00	USD	2,231	(9,593)
Yandex NV, Class A	27	07/06/18	USD	36.50	USD	97	(945)
salesforce.com, Inc.	86	07/06/18	USD	134.00	USD	1,173	(28,595)
Alibaba Group Holding Ltd. — ADR	82	07/13/18	USD	205.00	USD	1,521	(2,378)
Alphabet, Inc., Class A	5	07/13/18	USD	1,145.00	USD	565	(5,550)
Amazon.com, Inc.	8	07/13/18	USD	1,657.50	USD	1,360	(47,600)
Apple, Inc.	17	07/13/18	USD	187.50	USD	315	(3,145)
Autodesk, Inc.	62	07/13/18	USD	135.00	USD	813	(8,773)
Broadcom Inc.	40	07/13/18	USD	255.00	USD	971	(3,300)
FireEye, Inc.	100	07/13/18	USD	18.00	USD	154	(250)
Mastercard, Inc., Class A	175	07/13/18	USD	205.00	USD	3,439	(7,175)
Microsoft Corp.	71	07/13/18	USD	103.00	USD	700	(1,704)
Microsoft Corp.	155	07/13/18	USD	102.00	USD	1,528	(6,200)
Netflix, Inc.	25	07/13/18	USD	365.00	USD	979	(75,563)
Spotify Technology SA	16	07/13/18	USD	165.00	USD	269	(11,600)
salesforce.com, Inc.	55	07/13/18	USD	133.00	USD	750	(26,537)
SailPoint Technologies Holding, Inc.	360	07/18/18	USD	27.01	USD	883	(9,939)
58.com, Inc. — ADR	183	07/20/18	USD	85.00	USD	1,269	(1,830)
Activision Blizzard, Inc.	104	07/20/18	USD	80.00	USD	794	(6,552)
Advanced Micro Devices, Inc.	531	07/20/18	USD	13.00	USD	796	(111,245)
Alphabet, Inc., Class A	8	07/20/18	USD	1,100.00	USD	903	(34,360)
Alphabet, Inc., Class A	9	07/20/18	USD	1,190.00	USD	1,016	(4,095)
Apple, Inc.	164	07/20/18	USD	190.00	USD	3,036	(21,566)
Autodesk, Inc.	21	07/20/18	USD	145.00	USD	275	(630)
Bilibili, Inc. — ADR	629	07/20/18	USD	15.00	USD	880	(59,755)
Broadcom, Inc.	38	07/20/18	USD	270.00	USD	922	(760)
DocuSign, Inc.	148	07/20/18	USD	65.00	USD	784	(6,660)
DocuSign, Inc.	148	07/20/18	USD	70.00	USD	784	(2,960)
Electronic Arts, Inc.	58	07/20/18	USD	135.00	USD	818	(44,660)
Facebook, Inc., Class A	24	07/20/18	USD	190.00	USD	466	(17,940)
FireEye, Inc.	92	07/20/18	USD	17.00	USD	142	(1,150)
ForeScout Technologies, Inc.	310	07/20/18	USD	40.00	USD	1,062	(4,650)
Guidewire Software, Inc.	233	07/20/18	USD	95.00	USD	2,069	(8,737)
IAC/InterActiveCorp.	80	07/20/18	USD	165.00	USD	1,220	(6,200)
InterXion Holding NV	92	07/20/18	USD	65.00	USD	574	(3,680)
Lam Research Corp.	65	07/20/18	USD	185.00	USD	1,124	(10,075)
MercadoLibre, Inc.	40	07/20/18	USD	310.00	USD	1,196	(29,000)
Microsoft Corp.	324	07/20/18	USD	100.00	USD	3,195	(65,448)
MongoDB, Inc.	118	07/20/18	USD	65.00	USD	586	(885)
NVIDIA Corp.	62	07/20/18	USD	255.00	USD	1,469	(10,230)
Netflix, Inc.	33	07/20/18	USD	350.00	USD	1,292	(164,835)
ON Semiconductor Corp.	217	07/20/18	USD	28.00	USD	483	(2,170)
Okta, Inc.	275	07/20/18	USD	55.00	USD	1,385	(24,062)
PTC, Inc.	193	07/20/18	USD	95.00	USD	1,811	(57,900)
Pagseguro Digital Ltd., Class A	813	07/20/18	USD	40.00	USD	2,256	(4,065)
PayPal Holdings, Inc.	57	07/20/18	USD	85.25	USD	475	(6,981)
Pivotal Software, Inc., Class A	192	07/20/18	USD	20.00	USD	466	(87,360)
Proofpoint, Inc.	164	07/20/18	USD	130.00	USD	1,891	(2,870)
Roku, Inc.	194	07/20/18	USD	35.00	USD	827	(152,290)
SailPoint Technologies Holding, Inc.	168	07/20/18	USD	25.00	USD	412	(15,120)
SendGrid, Inc.	328	07/20/18	USD	30.00	USD	870	(14,760)
Silicon Laboratories, Inc.	187	07/20/18	USD	110.00	USD	1,863	(9,350)
Spotify Technology SA	40	07/20/18	USD	175.00	USD	673	(17,200)
Square, Inc., Class A	362	07/20/18	USD	50.00	USD	2,231	(432,590)
Take-Two Interactive Software, Inc.	95	07/20/18	USD	117.00	USD	1,124	(42,275)
Tesla, Inc.	18	07/20/18	USD	350.00	USD	617	(27,630)
Twilio, Inc., Class A	174	07/20/18	USD	60.00	USD	975	(17,487)

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Visa, Inc., Class A	112	07/20/18	USD	135.00	USD	1,483	$(15,176)
Yandex NV, Class A	145	07/20/18	USD	36.00	USD	521	(18,125)
Zendesk, Inc.	328	07/20/18	USD	60.00	USD	1,787	(13,120)
Zuora, Inc., Class A	104	07/20/18	USD	22.50	USD	283	(57,720)
Zuora, Inc., Class A	93	07/20/18	USD	35.00	USD	253	(4,650)
Alibaba Group Holding Ltd. — ADR	67	07/27/18	USD	192.50	USD	1,243	(24,790)
Alphabet, Inc., Class A	24	07/27/18	USD	1,160.00	USD	2,710	(57,000)
Amazon.com, Inc.	25	07/27/18	USD	1,725.00	USD	4,250	(138,938)
Apple, Inc.	18	07/27/18	USD	190.00	USD	333	(4,014)
Apple, Inc.	18	07/27/18	USD	187.50	USD	333	(4,995)
Baidu, Inc. — ADR	75	07/27/18	USD	270.00	USD	1,823	(16,050)
Cree, Inc.	107	07/27/18	USD	51.00	USD	445	(1,712)
Facebook, Inc., Class A	27	07/27/18	USD	192.50	USD	525	(20,925)
Microsoft Corp.	71	07/27/18	USD	103.00	USD	700	(8,023)
Microsoft Corp.	174	07/27/18	USD	101.00	USD	1,716	(31,755)
PayPal Holdings, Inc.	57	07/27/18	USD	86.00	USD	475	(10,374)
Roku, Inc.	130	07/27/18	USD	48.00	USD	554	(12,025)
ServiceNow, Inc.	67	07/27/18	USD	187.50	USD	1,156	(12,562)
Shopify, Inc., Class A	68	07/27/18	USD	167.50	USD	992	(6,970)
Spotify Technology SA	16	07/27/18	USD	180.00	USD	269	(8,960)
Take-Two Interactive Software, Inc.	95	07/27/18	USD	118.00	USD	1,124	(45,125)
Tesla, Inc.	39	07/27/18	USD	330.00	USD	1,338	(114,173)
Visa, Inc., Class A	163	07/27/18	USD	137.00	USD	2,159	(26,487)
salesforce.com, Inc.	93	07/27/18	USD	137.00	USD	1,269	(36,270)
Okta, Inc.	275	07/31/18	USD	55.00	USD	1,385	(38,639)
Activision Blizzard, Inc.	119	08/03/18	USD	76.50	USD	908	(38,675)
Adobe Systems, Inc.	50	08/03/18	USD	250.00	USD	1,219	(26,875)
Alibaba Group Holding Ltd. — ADR	82	08/03/18	USD	205.00	USD	1,521	(12,628)
Autodesk, Inc.	57	08/03/18	USD	138.00	USD	747	(12,682)
Baidu, Inc. — ADR	49	08/03/18	USD	245.00	USD	1,191	(53,410)
Facebook, Inc., Class A	18	08/03/18	USD	202.50	USD	350	(8,460)
Facebook, Inc., Class A	61	08/03/18	USD	205.00	USD	1,185	(23,942)
Microsoft Corp.	78	08/03/18	USD	102.00	USD	769	(12,987)
NVIDIA Corp.	75	08/03/18	USD	250.00	USD	1,777	(36,000)
Roku, Inc.	130	08/03/18	USD	42.50	USD	554	(39,975)
Take-Two Interactive Software, Inc.	91	08/03/18	USD	122.00	USD	1,077	(41,860)
Visa, Inc., Class A	111	08/03/18	USD	135.00	USD	1,470	(29,526)
Yandex NV, Class A	174	08/03/18	USD	36.50	USD	625	(32,625)
Amazon.com, Inc.	15	08/10/18	USD	1,710.00	USD	2,550	(112,838)
Cree, Inc.	80	08/10/18	USD	44.00	USD	333	(8,040)
FireEye, Inc.	50	08/10/18	USD	16.00	USD	77	(4,300)
Microsoft Corp.	174	08/10/18	USD	102.00	USD	1,716	(32,538)
PayPal Holdings, Inc.	79	08/10/18	USD	85.00	USD	658	(23,344)
Square, Inc., Class A	460	08/10/18	USD	62.00	USD	2,835	(192,050)
salesforce.com, Inc.	92	08/10/18	USD	138.00	USD	1,255	(40,710)
Activision Blizzard, Inc.	119	08/17/18	USD	77.50	USD	908	(39,865)
Adobe Systems, Inc.	70	08/17/18	USD	250.00	USD	1,707	(47,250)
Advanced Micro Devices, Inc.	562	08/17/18	USD	16.00	USD	842	(49,456)
Alibaba Group Holding Ltd. — ADR	76	08/17/18	USD	210.00	USD	1,410	(16,986)
Alphabet, Inc., Class A	13	08/17/18	USD	1,105.00	USD	1,468	(78,195)
Amazon.com, Inc.	25	08/17/18	USD	1,760.00	USD	4,250	(139,000)
Apple, Inc.	68	08/17/18	USD	190.00	USD	1,259	(28,560)
Broadcom Inc.	106	08/17/18	USD	280.00	USD	2,572	(5,830)
Cree, Inc.	80	08/17/18	USD	49.00	USD	333	(5,200)
Electronic Arts, Inc.	101	08/17/18	USD	145.00	USD	1,424	(54,793)
Facebook, Inc., Class A	60	08/17/18	USD	190.00	USD	1,166	(70,350)
FireEye, Inc.	101	08/17/18	USD	18.00	USD	155	(2,676)
FireEye, Inc.	76	08/17/18	USD	17.00	USD	117	(3,458)
Lam Research Corp.	21	08/17/18	USD	180.00	USD	363	(14,175)
Mastercard, Inc., Class A	151	08/17/18	USD	200.00	USD	2,967	(80,785)
Microsoft Corp.	56	08/17/18	USD	105.00	USD	552	(6,272)
NVIDIA Corp.	73	08/17/18	USD	265.00	USD	1,729	(32,668)

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Netflix, Inc.	47	08/17/18	USD	405.00	USD	1,840	$(109,275)
ON Semiconductor Corp.	218	08/17/18	USD	23.00	USD	485	(22,345)
Pagseguro Digital Ltd., Class A	815	08/17/18	USD	30.00	USD	2,262	(142,625)
PayPal Holdings, Inc.	79	08/17/18	USD	87.50	USD	658	(17,459)
Pivotal Software, Inc., Class A	192	08/17/18	USD	26.00	USD	466	(33,600)
Qorvo, Inc.	190	08/17/18	USD	82.50	USD	1,523	(74,100)
Roku, Inc.	102	08/17/18	USD	44.00	USD	435	(37,740)
SailPoint Technologies Holding, Inc.	167	08/17/18	USD	25.00	USD	410	(26,720)
Shopify, Inc., Class A	120	08/17/18	USD	175.00	USD	1,751	(28,800)
Skyworks Solutions, Inc.	154	08/17/18	USD	105.00	USD	1,488	(23,100)
Square, Inc., Class A	361	08/17/18	USD	65.00	USD	2,225	(117,325)
Visa, Inc., Class A	62	08/17/18	USD	135.00	USD	821	(19,840)
Wix.com Ltd.	196	08/17/18	USD	100.00	USD	1,966	(159,740)
Yandex NV, Class A	142	08/17/18	USD	37.00	USD	510	(28,045)
Zuora, Inc., Class A	111	08/17/18	USD	35.00	USD	302	(17,482)
salesforce.com, Inc.	94	08/17/18	USD	140.00	USD	1,282	(37,365)
MercadoLibre, Inc.	40	09/21/18	USD	310.00	USD	1,196	(93,400)
Pivotal Software, Inc., Class A	191	09/21/18	USD	30.00	USD	464	(30,083)

							$(5,256,833)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Aixtron SE	Morgan Stanley & Co. International PLC	42,000	07/10/18	EUR	14.29	EUR	463	$(24)
Delivery Hero AG	Morgan Stanley & Co. International PLC	15,100	07/10/18	EUR	41.61	EUR	685	(67,235)
SOITEC	UBS AG	14,200	07/10/18	EUR	81.37	EUR	1,020	(3,595)
STMicroelectronics NV	Morgan Stanley & Co. International PLC	25,300	07/10/18	EUR	21.04	EUR	481	(1,222)
SendGrid, Inc.	Barclays Bank PLC	20,400	07/10/18	USD	27.40	USD	541	(16,684)
UbiSoft Entertainment SA	Morgan Stanley & Co. International PLC	15,700	07/10/18	EUR	87.10	EUR	1,470	(127,596)
Bandwidth, Inc., Class A	Barclays Bank PLC	7,900	07/11/18	USD	37.54	USD	300	(10,424)
Bandwidth, Inc., Class A	Citibank N.A.	7,800	07/11/18	USD	35.00	USD	296	(24,656)
Isra Vision AG	Goldman Sachs International	7,800	07/11/18	EUR	50.93	EUR	408	(23,300)
Linx SA	Morgan Stanley & Co. International PLC	30,600	07/11/18	USD	20.20	USD	542	(37)
Naspers Ltd., Class N	Goldman Sachs International	6,600	07/11/18	ZAR	3,386.25	ZAR	22,828	(53,807)
RIB Software SE	Morgan Stanley & Co. International PLC	41,000	07/11/18	EUR	21.22	EUR	813	(10,343)
Tencent Holdings Ltd.	Goldman Sachs International	120,200	07/11/18	HKD	421.00	HKD	47,355	(12,707)
Altair Engineering, Inc.	Barclays Bank PLC	26,000	07/12/18	USD	38.45	USD	889	(902)
Sunny Optical Technology Group Co. Ltd.	UBS AG	90,400	07/12/18	HKD	156.89	HKD	13,155	(14,979)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	325,000	07/12/18	USD	237.08	USD	70,363	(306)
ASML Holding NV	HSBC Bank PLC	11,500	07/18/18	EUR	184.50	EUR	1,949	(14,304)
Kingdee International Software Group Co., Ltd.	UBS AG	550,000	07/18/18	HKD	10.11	HKD	4,395	(5,031)
Xero Ltd.	Goldman Sachs International	42,000	07/18/18	AUD	44.70	AUD	1,888	(41,294)
ams AG	Goldman Sachs International	16,600	07/18/18	CHF	101.12	CHF	1,219	(179)
Aixtron SE	Morgan Stanley & Co. International PLC	31,500	07/25/18	EUR	13.23	EUR	347	(2,690)
Delivery Hero AG	Credit Suisse International	17,600	07/25/18	EUR	40.87	EUR	799	(93,900)
RIB Software SE	Morgan Stanley & Co. International PLC	41,000	07/25/18	EUR	21.22	EUR	813	(22,573)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	108,000	07/25/18	USD	228.60	USD	23,382	(3,771)
Altium Ltd.	Morgan Stanley & Co. International PLC	67,300	07/26/18	AUD	23.55	AUD	1,512	(23,165)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	13,400	07/26/18	JPY	12,127.50	JPY	170,805	(111,904)
Kingdee International Software Group Co., Ltd.	JPMorgan Chase Bank N.A.	550,000	07/26/18	HKD	9.45	HKD	4,395	(15,174)
Tencent Holdings Ltd.	Citibank N.A.	112,400	07/26/18	HKD	408.90	HKD	44,282	(75,939)
InterXion Holding NV	Morgan Stanley & Co. International PLC	18,000	07/31/18	USD	66.48	USD	1,124	(6,223)
ON Semiconductor Corp.	UBS AG	26,500	07/31/18	USD	26.22	USD	589	(4,220)
SOITEC	Goldman Sachs International	17,800	08/07/18	EUR	78.93	EUR	1,278	(41,435)
STMicroelectronics NV	Goldman Sachs International	23,800	08/07/18	EUR	20.77	EUR	452	(9,819)
UbiSoft Entertainment SA	Goldman Sachs International	11,400	08/07/18	EUR	93.55	EUR	1,067	(53,645)
ASML Holding NV	UBS AG	12,000	08/08/18	EUR	175.02	EUR	2,033	(62,052)
Altium Ltd.	Deutsche Bank AG	47,000	08/08/18	AUD	24.97	AUD	1,056	(10,293)
Kingdee International Software Group Co., Ltd.	Morgan Stanley & Co. International PLC	154,000	08/08/18	HKD	8.46	HKD	1,230	(12,163)
Smartsheet, Inc., Class A	Barclays Bank PLC	14,200	08/08/18	USD	26.55	USD	369	(32,529)

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
UT Group Co., Ltd.	Societe Generale	31,500	08/08/18	JPY	4,433.00	JPY	130,257	$(38,889)
Carbon Black, Inc.	Deutsche Bank AG	8,400	08/09/18	USD	25.72	USD	218	(22,321)
Bandwidth, Inc., Class A	Barclays Bank PLC	17,000	08/10/18	USD	37.90	USD	646	(35,635)
Isra Vision AG	UBS AG	7,800	08/10/18	EUR	54.88	EUR	408	(28,472)
Carbon Black, Inc.	Deutsche Bank AG	8,400	08/14/18	USD	25.72	USD	218	(23,579)
Altair Engineering, Inc., Class A	Barclays Bank PLC	29,400	08/20/18	USD	34.73	USD	1,005	(46,467)

								$(1,205,483)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$2,999,050	$(1,545,291)	$(6,462,316)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$6,462,316	$—	$—	$—	$6,462,316

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(5,100)	$—	$—	$—	$(5,100)
Options written	—	—	(10,692,313)	—	—	—	(10,692,313)

	$—	$—	$(10,697,413)	$—	$—	$—	$(10,697,413)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(793,166)	$—	$—	$—	$(793,166)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$6,094,471

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Options	$—	$6,462,316

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,256,833)

Total derivative assets and liabilities subject to an MNA	$—	$1,205,483

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$142,641	$—	$—	$(142,641)	$—
Citibank N.A.	100,595	—	—	(100,595)	—
Credit Suisse International	93,900	—	—	(30,000)	63,900
Deutsche Bank AG	56,193	—	—	—	56,193
Goldman Sachs International	236,492	—	—	(236,492)	—
HSBC Bank PLC	14,304	—	—	—	14,304
JPMorgan Chase Bank N.A.	127,078	—	—	(90,000)	37,078
Morgan Stanley & Co. International PLC	273,271	—	—	(273,271)	—
Societe Generale	38,889	—	—	—	38,889
UBS AG	122,120	—	—	(122,120)	—

	$1,205,483	$—	$—	$(995,119)	$210,364

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Automobiles	$5,658,675	$—	$—	$5,658,675
Consumer Finance	991,964	—	—	991,964
Diversified Consumer Services	1,584,082	—	—	1,584,082
Electronic Equipment, Instruments & Components	—	9,777,535	—	9,777,535
Health Care Technology	3,583,014	—	—	3,583,014
Household Durables	4,313,016	—	—	4,313,016
Internet & Direct Marketing Retail	53,326,347	—	—	53,326,347
Internet Software & Services	143,380,643	37,834,210	—	181,214,853
IT Services	79,124,395	4,409,488	—	83,533,883
Media	—	8,345,959	—	8,345,959
Professional Services	—	3,368,913	—	3,368,913
Semiconductors & Semiconductor Equipment	53,028,319	40,803,035	—	93,831,354
Software	169,690,761	36,711,743	—	206,402,504
Technology Hardware, Storage & Peripherals	26,266,369	—	—	26,266,369
Preferred Stocks	—	—	16,217,751	16,217,751
Short-Term Securities	5,803,333	—	—	5,803,333

Subtotal	$546,750,919	$141,250,882	$16,217,751	$704,219,552

Investments valued at NAV(a)				277,007

				$704,496,559

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Science and Technology Trust (BST)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(5,201,275)	$(1,261,041)	$—	$(6,462,316)

(a)	As of June 30, 2018, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	$—	$10,286,668	$10,286,668	$—

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2017	$4,971,557	$9,033,909	$14,005,466
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)
Net change in unrealized appreciation (depreciation)(a)(b)	(1,077,034)	690,979	(386,055)
Purchases	—	6,492,863	6,492,863
Sales	(3,894,523)	—	(3,894,523)

Closing Balance, as of June 30, 2018	$—	$16,217,751	$16,217,751

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(b)	$—	$690,979	$690,979

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2018 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized
Assets:
Preferred Stocks	$16,217,751	Market	Revenue Multiple(a)	7.50x
			Time to Exit(b)	2.5 years
			Volatility(b)	35%
			Recent Transactions(a)	—

	$16,217,751

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) June 30, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.1%

Auto Components — 1.9%
Continental AG	14,450	$3,288,498
Valeo SA	58,550	3,192,355

		6,480,853
Building Products — 1.1%
Kingspan Group PLC	71,966	3,603,716

Chemicals — 4.0%
Air Liquide SA	53,100	6,655,830
Linde AG	28,950	6,877,907

		13,533,737
Electric Utilities — 35.7%
American Electric Power Co., Inc.(a)	96,220	6,663,235
Duke Energy Corp.(a)	155,468	12,294,410
Edison International	91,290	5,775,918
Enel SpA	3,107,517	17,219,313
Eversource Energy(a)	80,420	4,713,416
Exelon Corp.(a)(b)	269,310	11,472,606
FirstEnergy Corp.(a)	202,980	7,289,012
Fortis, Inc.	144,250	4,598,690
Iberdrola SA	205,992	1,588,559
NextEra Energy, Inc.(a)(b)	220,300	36,796,709
PG&E Corp.	80,000	3,404,800
Pinnacle West Capital Corp.	46,720	3,763,763
PPL Corp.(a)	114,710	3,274,971
Xcel Energy, Inc.	71,400	3,261,552

		122,116,954
Electrical Equipment — 3.9%
OSRAM Licht AG	27,050	1,101,607
Schneider Electric SE	76,750	6,383,047
Vestas Wind Systems A/S	94,150	5,812,475

		13,297,129
Independent Power and Renewable Electricity Producers — 8.0%
China Longyuan Power Group Corp. Ltd., Class H	10,218,000	8,208,229
EDP Renovaveis SA	1,566,700	16,338,259
NRG Yield, Inc., Class C	172,160	2,961,152

		27,507,640
Multi-Utilities — 19.3%
CMS Energy Corp.(a)	127,700	6,037,656
Dominion Energy, Inc.(a)	180,060	12,276,491
DTE Energy Co.(a)	46,620	4,831,231
National Grid PLC	1,241,374	13,718,507
NiSource, Inc.(a)	133,100	3,497,868
Public Service Enterprise Group, Inc.(a)	239,616	12,972,810
Sempra Energy(a)	70,350	8,168,338
WEC Energy Group, Inc.(a)	70,180	4,537,137

		66,040,038

Security	Shares	Value
Oil, Gas & Consumable Fuels — 12.2%
Enbridge, Inc.(a)	252,040	$8,995,308
Energy Transfer Partners LP(a)	139,769	2,661,202
Enterprise Products Partners LP(a)	94,614	2,617,969
MPLX LP	74,489	2,543,054
ONEOK, Inc.(a)	59,551	4,158,446
Targa Resources Corp.(a)	33,630	1,664,349
TransCanada Corp.	241,750	10,459,620
Williams Cos., Inc.(a)	323,650	8,774,152

		41,874,100
Semiconductors & Semiconductor Equipment — 1.0%
Infineon Technologies AG	133,000	3,378,373

Transportation Infrastructure — 11.2%
Aeroports de Paris	20,170	4,556,206
Atlantia SpA	397,024	11,705,144
Flughafen Zuerich AG	11,710	2,382,576
Fraport AG Frankfurt Airport Services Worldwide	22,880	2,201,159
Getlink SE, Registered Shares	287,850	3,946,383
Sydney Airport	677,826	3,588,371
Transurban Group	1,112,890	9,854,982

		38,234,821
Water Utilities — 0.8%
American Water Works Co., Inc.(a)	32,220	2,750,944

Total Long-Term Investments — 99.1% (Cost — $270,725,073)		338,818,305

Short-Term Securities — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(c)(d)	6,672,678	6,672,678

Total Short-Term Securities — 2.0% (Cost — $6,672,678)		6,672,678

Total Investments Before Options Written — 101.6% (Cost — $277,397,751)		345,490,983

Options Written — (1.0)% (Premiums Received — $2,010,942)		(3,592,911)

Total Investments, Net of Options Written — 99.6% (Cost — $275,386,809)		341,898,072
Other Assets Less Liabilities — 0.4%		1,517,159

Net Assets — 0.0%		$343,415,231

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Annualized 7-day yield as of period end.

(d)

During the period ended June 30, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,376,831	295,847	6,672,678	$6,672,678	$31,776	$—	$—

(a)	Includes net capital gain distributions, if applicable.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

For Trust compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Enterprise Products Partners LP	55	07/06/18	USD	29.00	USD	152	$(275)
Williams Cos., Inc.	168	07/06/18	USD	27.50	USD	455	(2,100)
FirstEnergy Corp.	110	07/11/18	USD	34.01	USD	395	(21,810)
FirstEnergy Corp.	73	07/13/18	USD	34.50	USD	262	(11,602)
Williams Cos., Inc.	236	07/13/18	USD	27.00	USD	640	(11,918)
Dominion Energy, Inc.	630	07/19/18	USD	66.00	USD	4,295	(167,988)
American Electric Power Co., Inc.	336	07/20/18	USD	65.00	USD	2,327	(152,880)
American Water Works Co., Inc.	112	07/20/18	USD	85.00	USD	956	(15,960)
DTE Energy Co.	163	07/20/18	USD	100.00	USD	1,689	(70,090)
Duke Energy Corp.	272	07/20/18	USD	80.00	USD	2,151	(19,040)
Enbridge, Inc.	618	07/20/18	USD	35.00	USD	2,206	(80,340)
Enbridge, Inc.	264	07/20/18	USD	32.50	USD	942	(89,760)
Enterprise Products Partners LP	46	07/20/18	USD	29.00	USD	127	(460)
Eversource Energy	157	07/20/18	USD	60.00	USD	920	(2,748)
Eversource Energy	124	07/20/18	USD	55.00	USD	727	(48,980)
Exelon Corp.	471	07/20/18	USD	41.00	USD	2,006	(84,780)
FirstEnergy Corp.	96	07/20/18	USD	35.00	USD	345	(11,760)
NextEra Energy, Inc.	292	07/20/18	USD	166.25	USD	4,877	(84,028)
NextEra Energy, Inc.	186	07/20/18	USD	165.00	USD	3,107	(66,960)
NiSource, Inc.	370	07/20/18	USD	25.00	USD	972	(51,800)
ONEOK, Inc.	124	07/20/18	USD	60.00	USD	866	(125,240)
Targa Resources Corp.	59	07/20/18	USD	50.00	USD	292	(5,753)
Targa Resources Corp.	58	07/20/18	USD	49.00	USD	287	(8,845)
WEC Energy Group, Inc.	106	07/20/18	USD	60.00	USD	685	(51,410)
WEC Energy Group, Inc.	139	07/20/18	USD	61.90	USD	899	(40,934)
Williams Cos., Inc.	226	07/20/18	USD	28.00	USD	613	(4,859)
FirstEnergy Corp.	74	07/24/18	USD	34.75	USD	266	(11,685)
Public Service Enterprise Group, Inc.	363	07/24/18	USD	52.01	USD	1,965	(84,677)
NextEra Energy, Inc.	293	07/25/18	USD	156.00	USD	4,894	(332,440)
Enterprise Products Partners LP	46	07/27/18	USD	29.00	USD	127	(575)
Williams Cos., Inc.	158	07/27/18	USD	28.50	USD	428	(2,686)
Williams Cos., Inc.	172	07/27/18	USD	28.00	USD	466	(4,988)
FirstEnergy Corp.	111	07/31/18	USD	34.75	USD	399	(18,680)
NiSource, Inc.	95	07/31/18	USD	24.50	USD	250	(16,055)
PPL Corp.	401	07/31/18	USD	27.50	USD	1,145	(55,927)
Duke Energy Corp.	272	08/01/18	USD	73.75	USD	2,151	(151,037)
Enterprise Products Partners LP	138	08/10/18	USD	28.00	USD	382	(6,555)
FirstEnergy Corp.	111	08/10/18	USD	33.75	USD	399	(26,288)
Energy Transfer Partners LP	489	08/17/18	USD	20.00	USD	931	(14,670)
Enterprise Products Partners LP	46	08/17/18	USD	29.00	USD	127	(920)
ONEOK, Inc.	84	08/17/18	USD	70.00	USD	587	(16,590)
TransCanada Corp.	846	08/17/18	CAD	58.00	CAD	4,812	(54,377)
Williams Cos., Inc.	172	08/17/18	USD	28.00	USD	466	(9,116)
Public Service Enterprise Group, Inc.	251	08/22/18	USD	54.05	USD	1,359	(38,877)
Sempra Energy	101	08/27/18	USD	116.00	USD	1,173	(40,346)

							$(2,118,809)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Getlink SE, Registered Shares	Morgan Stanley & Co. International PLC	53,300	07/10/18	EUR	12.13	EUR	626	$(879)
Valeo SA	UBS AG	16,600	07/10/18	EUR	58.32	EUR	775	(3)

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Xcel Energy, Inc.	Bank of America N.A.	24,900	07/10/18	USD	43.65	USD	1,137	$(51,866)
China Longyuan Power Group Corp. Ltd., Class H	Morgan Stanley & Co. International PLC	1,000,000	07/11/18	HKD	7.53	HKD	6,300	(733)
Pinnacle West Capital Corp.	Credit Suisse International	16,300	07/11/18	USD	77.12	USD	1,313	(58,267)
EDP Renovaveis SA	UBS AG	50,000	07/12/18	EUR	8.23	EUR	447	(41,078)
Enel SpA	UBS AG	514,600	07/12/18	EUR	4.92	EUR	2,439	(12,560)
Iberdrola SA	UBS AG	36,000	07/12/18	EUR	6.55	EUR	238	(2,388)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	28,200	07/12/18	EUR	40.11	EUR	1,209	(92,580)
Linde AG	Morgan Stanley & Co. International PLC	10,100	07/12/18	EUR	197.09	EUR	2,055	(95,544)
National Grid PLC	Morgan Stanley & Co. International PLC	97,000	07/12/18	GBP	8.94	GBP	812	(30)
OSRAM Licht AG	Deutsche Bank AG	8,400	07/12/18	EUR	54.41	EUR	293	(4)
Sydney Airport	Morgan Stanley & Co. International PLC	131,900	07/12/18	AUD	7.30	AUD	943	(4,355)
Transurban Group	UBS AG	145,200	07/12/18	AUD	11.90	AUD	1,738	(20,308)
Air Liquide SA	Morgan Stanley & Co. International PLC	3,300	07/13/18	EUR	112.62	EUR	354	(475)
Public Service Enterprise Group, Inc.	Bank of America N.A.	22,400	07/16/18	USD	53.44	USD	1,213	(24,618)
NRG Yield, Inc., Class C	Bank of America N.A.	16,800	07/17/18	USD	17.78	USD	289	(1,678)
Aeroports de Paris	Goldman Sachs International	7,100	07/18/18	EUR	178.96	EUR	1,373	(121,329)
Atlantia SpA	Bank of America N.A.	17,300	07/18/18	EUR	24.90	EUR	437	(13,425)
China Longyuan Power Group Corp. Ltd., Class H	Citibank N.A.	1,267,000	07/18/18	HKD	7.03	HKD	7,982	(7,575)
EDP Renovaveis SA	Credit Suisse International	50,000	07/18/18	EUR	8.25	EUR	447	(39,985)
Enel SpA	UBS AG	200,000	07/18/18	EUR	4.80	EUR	948	(15,396)
Iberdrola SA	Goldman Sachs International	36,000	07/18/18	EUR	6.40	EUR	238	(8,912)
Schneider Electric SE	Barclays Bank PLC	15,100	07/18/18	EUR	76.74	EUR	1,075	(1,242)
Transurban Group	Morgan Stanley & Co. International PLC	98,974	07/18/18	AUD	11.89	AUD	1,185	(16,685)
Vestas Wind Systems A/S	Goldman Sachs International	33,000	07/19/18	DKK	423.68	DKK	12,998	(14,232)
Fraport AG Frankfurt Airport Services Worldwide	Goldman Sachs International	8,100	07/24/18	EUR	81.62	EUR	667	(21,672)
Getlink SE, Registered Shares	Deutsche Bank AG	47,500	07/25/18	EUR	11.76	EUR	558	(11,937)
National Grid PLC	Citibank N.A.	9,100	07/25/18	GBP	8.42	GBP	76	(1,588)
Air Liquide SA	Citibank N.A.	15,300	07/26/18	EUR	111.75	EUR	1,642	(9,374)
Atlantia SpA	Credit Suisse International	43,200	07/26/18	EUR	25.01	EUR	1,091	(34,477)
China Longyuan Power Group Corp. Ltd., Class H	Citibank N.A.	1,310,000	07/26/18	HKD	7.13	HKD	8,253	(10,505)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	50,000	07/26/18	EUR	8.05	EUR	447	(51,357)
Infineon Technologies AG	Goldman Sachs International	23,100	07/26/18	EUR	24.08	EUR	502	(4,664)
National Grid PLC	Goldman Sachs International	106,100	07/26/18	GBP	8.83	GBP	888	(2,840)
Transurban Group	Morgan Stanley & Co. International PLC	145,300	07/26/18	AUD	12.00	AUD	1,739	(20,989)
Sempra Energy	Morgan Stanley & Co. International PLC	14,500	07/27/18	USD	116.68	USD	1,684	(33,325)
Atlantia SpA	UBS AG	78,500	08/01/18	EUR	24.72	EUR	1,982	(87,060)
EDP Renovaveis SA	UBS AG	30,000	08/01/18	EUR	8.21	EUR	268	(25,656)
Enel SpA	Credit Suisse International	317,000	08/01/18	EUR	4.87	EUR	1,503	(11,666)
Exelon Corp.	JPMorgan Chase Bank N.A.	47,100	08/01/18	USD	41.18	USD	2,006	(85,020)
Fortis, Inc.	UBS AG	25,400	08/01/18	USD	32.50	USD	810	(22,181)
National Grid PLC	Credit Suisse International	193,900	08/01/18	GBP	8.46	GBP	1,623	(32,779)
Flughafen Zuerich AG	Citibank N.A.	4,169	08/02/18	CHF	216.75	CHF	840	(2,065)
CMS Energy Corp.	UBS AG	44,600	08/07/18	USD	43.45	USD	2,109	(184,041)
Continental AG	UBS AG	4,500	08/07/18	EUR	227.24	EUR	877	(916)
EDP Renovaveis SA	UBS AG	30,000	08/08/18	EUR	8.21	EUR	268	(25,950)
Schneider Electric SE	Morgan Stanley & Co. International PLC	11,800	08/08/18	EUR	71.59	EUR	840	(26,235)
EDP Renovaveis SA	UBS AG	30,000	08/14/18	EUR	8.21	EUR	268	(26,183)
Sydney Airport	JPMorgan Chase Bank N.A.	105,400	08/16/18	AUD	7.60	AUD	754	(3,687)
NRG Yield, Inc., Class C	Barclays Bank PLC	43,400	08/20/18	USD	17.75	USD	746	(14,794)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	40,000	08/21/18	EUR	8.49	EUR	357	(24,902)
EDP Renovaveis SA	Goldman Sachs International	40,000	08/29/18	EUR	8.93	EUR	357	(12,875)
FirstEnergy Corp.	JPMorgan Chase Bank N.A.	13,500	08/29/18	USD	36.65	USD	485	(9,574)
Fortis, Inc.	Bank of America N.A.	25,000	09/04/18	USD	31.72	USD	797	(16,050)
EDP Renovaveis SA	Goldman Sachs International	40,000	09/05/18	EUR	8.93	EUR	357	(13,593)

								$(1,474,102)

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Depreciation	Unrealized Appreciation	Value
Options Written	N/A	N/A	$415,293	$(1,997,262)	$(3,592,911)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$3,592,911	$—	$—	$—	$3,592,911

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(713)	$—	$—	$—	$(713)
Options written	—	—	185,899	—	—	—	185,899

	$—	$—	$185,186	$—	$—	$—	$185,186

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(547)	$—	$—	$—	$(547)
Options written	—	—	(2,314,197)	—	—	—	(2,314,197)

	$—	$—	$(2,314,744)	$—	$—	$—	$(2,314,744)

(a)	Includes options purchased at value as reported in the Schedule of Investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,257,934

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$3,592,911

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,118,809)

Total derivative assets and liabilities subject to an MNA	$—	$1,474,102

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$107,637	$—	$—	$—	$107,637
Barclays Bank PLC	16,036	—	(2,495)	—	13,541
Citibank N.A.	31,107	—	(31,107)	—	—
Credit Suisse International	177,174	—	(177,174)	—	—
Deutsche Bank AG	11,941	—	(11,941)	—	—
Goldman Sachs International	200,117	—	—	(130,000)	70,117
JPMorgan Chase Bank N.A.	98,281	—	—	—	98,281
Morgan Stanley & Co. International PLC	368,089	—	(368,089)	—	—
UBS AG	463,720	—	(208,012)	—	255,708

	$1,474,102	$—	$(798,818)	$(130,000)	$545,284

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Auto Components	$—	$6,480,853	$—	$6,480,853
Building Products	3,603,716	—	—	3,603,716
Chemicals	—	13,533,737	—	13,533,737
Electric Utilities	103,309,082	18,807,872	—	122,116,954
Electrical Equipment	—	13,297,129	—	13,297,129
Independent Power and Renewable Electricity Producers	19,299,411	8,208,229	—	27,507,640
Multi-Utilities	52,321,531	13,718,507	—	66,040,038
Oil, Gas & Consumable Fuels	41,874,100	—	—	41,874,100
Semiconductors & Semiconductor Equipment	—	3,378,373	—	3,378,373
Transportation Infrastructure	—	38,234,821	—	38,234,821
Water Utilities	2,750,944	—	—	2,750,944
Short-Term Securities	6,672,678	—	—	6,672,678

	$229,831,462	$115,659,521	$—	$345,490,983

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(1,016,434)	$(2,576,477)	$—	$(3,592,911)

(a)	Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	$—	$3,858,072	$3,858,072	$—

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	BGR	CII	BDJ	BOE	BGY

ASSETS
Investments at value — unaffiliated(a)(b)	$475,625,445	$749,989,101	$1,807,388,599	$819,443,881	$689,283,953
Investments at value — affiliated(c)	4,599,459	4,630,300	13,805,466	—	943,659
Due to broker	—	—	—	—	1,553,352
Cash pledged:
Collateral — OTC derivatives	—	—	16,000	—	803,000
Collateral — options written	—	—	—	3,225,000	5,170,000
Foreign currency at value(d)	290,569	—	1,117	351,455	438,298
Receivables:
Investments sold	6,732,791	263,300	572,831	1,863,536	3,242,645
Dividends — unaffiliated	382,970	864,966	2,431,189	3,752,713	3,771,338
Options written	139,844	601,703	1,378,909	400,215	590,394
Dividends — affiliated	6,781	6,269	18,286	7,123	—
Securities lending income — affiliated	—	—	7	—	—
Prepaid expenses	13,098	28,676	65,627	28,615	33,183

Total assets	487,790,957	756,384,315	1,825,678,031	829,072,538	705,829,822

LIABILITIES
Cash collateral on securities loaned at value	—	—	12,294	—	—
Bank overdraft	—	—	51,239	380,331	—
Options written at value(e)	3,538,539	6,477,238	15,288,978	6,213,872	5,608,380
Payables:
Investments purchased	6,552,884	372,603	3,065,960	184	5,116,017
Trustees’ and Officer’s fees	485,529	200,707	961,873	711,177	218,602
Investment advisory fees	406,738	529,408	1,198,528	611,512	516,588
Options written	222,218	271,757	498,252	106,610	92,396
Income dividend distributions	159,320	212,598	298,756	191,684	614,474
Other accrued expenses	120,681	196,303	333,681	249,578	227,267

Total liabilities	11,485,909	8,260,614	21,709,561	8,464,948	12,393,724

NET ASSETS	$476,305,048	$748,123,701	$1,803,968,470	$820,607,590	$693,436,098

NET ASSETS CONSIST OF:
Paid-in capital	$599,545,557	$601,583,666	$1,320,628,954	$831,421,885	$680,249,058
Distributions in excess of net investment income	(10,562,679)	(18,476,686)	(37,685,311)	(19,351,880)	(11,950,317)
Accumulated net realized gain (loss)	(183,729,721)	(2,501,419)	111,709,900	37,262,216	58,068,210
Net unrealized appreciation (depreciation)	71,051,891	167,518,140	409,314,927	(28,724,631)	(32,930,853)

NET ASSETS	$476,305,048	$748,123,701	$1,803,968,470	$820,607,590	$693,436,098

Net asset value(f)(g)	$15.97	$16.96	$9.62	$11.91	$6.36

(a) Investments at cost — unaffiliated	$404,613,943	$584,061,337	$1,400,290,492	$848,155,824	$721,868,971
(b) Securities loaned at value	$—	$—	$11,215	$—	$—
(c) Investments at cost — affiliated	$4,599,459	$4,630,300	$13,805,466	$—	$943,659
(d) Foreign currency at cost	$287,746	$—	$1,193	$357,292	$438,364
(e) Premiums received	$3,574,813	$8,067,614	$17,508,135	$6,227,625	$5,304,238
(f) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	29,825,326	—	187,542,405	68,911,795	109,049,017
(g) Shares outstanding, 200 million shares authorized, par value $0.10 per share	—	44,121,400	—	—	—

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BME	BCX(a)	BST	BUI

ASSETS
Investments at value — unaffiliated(b)(c)	$337,614,893	$988,025,166	$698,416,219	$338,818,305
Investments at value — affiliated(d)	7,272,162	7,923,934	6,080,340	6,672,678
Cash	422,843	—	—	—
Cash pledge as collateral for OTC derivatives	—	—	2,310,000	130,000
Foreign currency at value(e)	970	533,983	101,678	61
Receivables:
Investments sold	2,025,642	15,398,531	4,268,837	1,417,520
Capital shares sold	352,211	—	—	—
Dividends — unaffiliated	195,412	1,756,944	290,645	1,267,488
Dividends — affiliated	12,385	11,894	6,171	9,342
Options written	236,581	393,259	870,279	12,444
Securities lending income — affiliated	—	102	1,906	—
Offering costs	78,142	—	—	—
Prepaid expenses	11,170	34,583	14,876	16,662

Total assets	348,222,411	1,014,078,396	712,360,951	348,344,500

LIABILITIES
Cash collateral on securities loaned at value	—	27,985	277,000	—
Bank overdraft	—	246,682	—	46,601
Options written at value(f)	2,688,836	7,080,083	6,462,316	3,592,911
Payables:
Investments purchased	2,119,009	16,536,174	5,236,399	710,152
Income dividend distributions	—	212,092	—	130,617
Investment advisory fees	281,322	819,901	469,831	271,115
Offering costs	24,000	—	—	—
Trustees’ and Officer’s fees	27,805	332,218	14,346	7,775
Options written	212,308	396,152	922,674	33,479
Other accrued expenses	139,700	251,680	179,165	136,619

Total liabilities	5,492,980	25,902,967	13,561,731	4,929,269

NET ASSETS	$342,729,431	$988,175,429	$698,799,220	$343,415,231

NET ASSETS CONSIST OF
Paid-in capital	$235,049,601	$1,274,977,072	$348,761,569	$281,896,948
Distributions in excess of net investment income	(10,780,214)	(22,907,120)	(20,223,997)	(4,028,661)
Accumulated net realized gain (loss)	7,206,834	(433,014,400)	31,109,433	(963,829)
Net unrealized appreciation (depreciation)	111,253,210	169,119,877	339,152,215	66,510,773

NET ASSETS	$342,729,431	$988,175,429	$698,799,220	$343,415,231

Net asset value(g)	$36.54	$10.30	$31.20	$20.26

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$226,572,848	$820,877,390	$360,716,431	$270,725,073
(c) Securities loaned at value	$—	$20	$258,390	$—
(d) Investments at cost — affiliated	$7,272,162	$7,923,928	$6,080,330	$6,672,678
(e) Foreign currency at cost	$963	$533,922	$101,798	$77
(f) Premiums received	$2,899,524	$9,065,805	$7,916,075	$2,010,942
(g) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	9,380,449	95,908,874	22,395,449	16,953,526

See notes to financial statements.

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2018

	BGR	CII	BDJ	BOE	BGY

INVESTMENT INCOME
Dividends — unaffiliated	$7,085,380	$7,035,737	$24,335,838	$18,998,651	$18,760,836
Dividends — affiliated	28,875	29,997	67,095	56,205	53,789
Securities lending income — affiliated — net	—	—	7	—	—
Foreign taxes withheld	(451,705)	(69,908)	(776,065)	(1,196,883)	(1,636,342)

Total investment income	6,662,550	6,995,826	23,626,875	17,857,973	17,178,283

EXPENSES
Investment advisory	2,742,268	3,180,371	7,304,337	4,297,630	3,643,847
Professional	44,322	49,685	92,717	73,041	63,257
Transfer agent	42,679	30,428	96,989	61,734	56,454
Custodian	25,697	12,207	81,925	56,480	64,888
Accounting services	17,408	14,923	42,200	24,842	19,900
Trustees and Officer	12,734	34,201	71,898	35,119	34,480
Printing	6,684	4,759	10,349	8,368	8,494
Registration	5,713	8,453	35,926	13,242	20,931
Miscellaneous	55,841	29,844	59,364	88,609	77,829

Total expenses	2,953,346	3,364,871	7,795,705	4,659,065	3,990,080
Less fees waived and/or reimbursed by the Manager	(344,178)	(1,442)	(3,186)	(432,678)	(367,212)

Total expenses after fees waived and/or reimbursed	2,609,168	3,363,429	7,792,519	4,226,387	3,622,868

Net investment income (loss)	4,053,382	3,632,397	15,834,356	13,631,586	13,555,415

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	3,787,294	28,001,029	75,000,639	3,550,649	93,880,466 (a)
Payments by affiliates(b)	—	—	—	—	243,859
Foreign currency transactions	11,596	95,365	38,465	140,397	(174,449)
Options written	(14,337,904)	(4,323,450)	(9,659,803)	2,305,969	3,505,781

	(10,539,014)	23,772,944	65,379,301	5,997,015	97,455,657

Net change in unrealized appreciation (depreciation) on:
Investments	21,231,224	(19,378,866)	(99,473,803)	(77,873,927)	(160,402,903)
Foreign currency translations	(1,996)	—	(2,412)	(60,005)	(98,503)
Options written	4,386,198	3,616,469	6,323,305	(63,217)	(1,888,476)

	25,615,426	(15,762,397)	(93,152,910)	(77,997,149)	(162,389,882)

Net realized and unrealized gain (loss)	15,076,412	8,010,547	(27,773,609)	(72,000,134)	(64,934,225)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,129,794	$11,642,944	$(11,939,253)	$(58,368,548)	$(51,378,810)

(a)	Including $(211,516) realized foreign capital gain tax.
(b)	See Note 6 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2018

	BME	BCX(a)	BST	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$2,295,732	$16,735,533	$2,046,613	$7,403,454
Dividends — affiliated	83,489	73,740	32,717	31,776
Securities lending income — affiliated — net	1,241	2,510	123,932	—
Foreign taxes withheld	(65,244)	(975,872)	(140,143)	(388,091)

Total investment income	2,315,218	15,835,911	2,063,119	7,047,139

EXPENSES
Investment advisory	1,667,258	4,933,186	3,351,219	1,710,322
Professional	74,999	73,683	58,648	49,543
Transfer agent	24,563	61,372	32,913	30,272
Custodian	49,895	53,159	89,536	26,227
Accounting services	9,975	24,842	19,900	19,900
Trustees and Officer	14,631	40,980	30,227	15,626
Printing	7,418	8,492	8,105	6,832
Registration	5,838	18,509	4,672	5,980
Miscellaneous	20,545	121,010	55,317	49,422

Total expenses	1,875,122	5,335,233	3,650,537	1,914,124
Less fees waived and/or reimbursed by the Manager	(4,091)	(3,732)	(671,816)	(44,315)

Total expenses after fees waived and/or reimbursed	1,871,031	5,331,501	2,978,721	1,869,809

Net investment income (loss)	444,187	10,504,410	(915,602)	5,177,330

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,777,732	45,478,107	47,251,198	1,260,532
Investments — affiliated	13	2	(464)	—
Foreign currency transactions	5,323	371,864	(48,482)	(17,034)
Options written	(2,080,545)	(19,278,563)	(10,692,313)	185,899

	10,702,523	26,571,410	36,509,939	1,429,397

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,749,006	(50,501,437)	60,415,871	(6,608,666)
Investments — affiliated	7	45	179	—
Foreign currency translations	(1,049)	(21,802)	(1,953)	(5,287)
Options written	6,401	10,195,573	(793,166)	(2,314,197)

	7,754,365	(40,327,621)	59,620,931	(8,928,150)

Net realized and unrealized gain (loss)	18,456,888	(13,756,211)	96,130,870	(7,498,753)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,901,075	$(3,251,801)	$95,215,268	$(2,321,423)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BGR				CII
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17		Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,053,382		$12,016,029		$3,632,397		$6,643,909
Net realized gain (loss)	(10,539,014)		240,009		23,772,944		10,582,824
Net change in unrealized appreciation (depreciation)	25,615,426		(484,738)		(15,762,397)		119,853,112

Net increase in net assets resulting from operations	19,129,794		11,771,300		11,642,944		137,079,845

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(13,886,672	)(a)	(12,093,542	)(b)	(21,919,512	)(a)	(6,682,172	)(b)
From return of capital	—		(15,679,802	)(b)	—		(37,156,851	)(b)

Decrease in net assets resulting from distributions to shareholders	(13,886,672)		(27,773,344)		(21,919,512)		(43,839,023)

NET ASSETS
Total increase (decrease) in net assets	5,243,122		(16,002,044)		(10,276,568)		93,240,822
Beginning of period	471,061,926		487,063,970		758,400,269		665,159,447

End of period	$476,305,048		$471,061,926		$748,123,701		$758,400,269

Distributions in excess of net investment income, end of period	$(10,562,679)		$(729,389)		$(18,476,686)		$(189,571)

(a)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets  (continued)

	BDJ				BOE
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17		Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,834,356		$30,942,206		$13,631,586		$11,728,245
Net realized gain	65,379,301		191,391,199		5,997,015		188,939,188
Net change in unrealized appreciation (depreciation)	(93,152,910)		22,107,356		(77,997,149)		(54,178,546)

Net increase (decrease) in net assets resulting from operations	(11,939,253)		244,440,761		(58,368,548)		146,488,887

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(52,549,382	)(a)	(31,328,211	)(b)	(32,250,719	)(a)	(12,416,010	)(b)
From net realized gain	—		(74,032,175	)(b)	—		(145,314,426	)(b)

Decrease in net assets resulting from distributions to shareholders	(52,549,382)		(105,360,386)		(32,250,719)		(157,730,436)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(12,272,105)		—		(7,428,758)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets	(64,488,635)		126,808,270		(90,619,267)		(18,670,307)
Beginning of period	1,868,457,105		1,741,648,835		911,226,857		929,897,164

End of period	$1,803,968,470		$1,868,457,105		$820,607,590		$911,226,857

Distributions in excess of net investment income, end of period	$(37,685,311)		$(970,285)		$(19,351,880)		$(732,747)

(a)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BGY				BME
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17		Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,555,415		$9,657,720		$444,187		$184,052
Net realized gain	97,455,657		20,853,143		10,702,523		16,290,255
Net change in unrealized appreciation (depreciation)	(162,389,882)		104,149,768		7,754,365		43,865,227

Net increase (decrease) in net assets resulting from operations	(51,378,810)		134,660,631		18,901,075		60,339,534

DISTRIBUTIONS
From net investment income	(24,863,178	)(a)	(9,780,974	)(b)	(11,163,071	)(a)	(355,707	)(b)
From net realized gain	—		—		—		(19,026,099	)(b)
From return of capital	—		(40,102,438	)(b)	—		(2,234,310	)(b)

Decrease in net assets resulting from distributions to shareholders	(24,863,178)		(49,883,412)		(11,163,071)		(21,616,116)

CAPITAL SHARE TRANSACTIONS
Proceeds from the issuance of shares (including deferred offering costs)	—		—		2,867,059		20,787,792
Reinvestment of distributions	—		—		265,971		1,653,765
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(5,726,813)		—		—

Net increase in net assets derived from capital share transactions	—		(5,726,813)		3,133,030		22,441,557

NET ASSETS
Total increase (decrease) in net assets	(76,241,988)		79,050,406		10,871,034		61,164,975
Beginning of period	769,678,086		690,627,680		331,858,397		270,693,422

End of period	$693,436,098		$769,678,086		$342,729,431		$331,858,397

Distributions in excess of net investment income, end of period	$(11,950,317)		$(642,554)		$(10,780,214)		$(61,330)

(a)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Changes in Net Assets  (continued)

	BCX(a)				BST
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17		Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$10,504,410		$19,831,605		$(915,602)		$(1,073,646)
Net realized gain	26,571,410		40,599,529		36,509,939		18,280,612
Net change in unrealized appreciation (depreciation)	(40,327,621)		71,294,123		59,620,931		182,129,520

Net increase (decrease) in net assets resulting from operations	(3,251,801)		131,725,257		95,215,268		199,336,486

DISTRIBUTIONS
From net investment income	(29,737,204	)(b)	(23,004,937	)(c)	(17,456,110	)(b)	(1,173,241	)(c)
From net realized gain	—		—		—		(4,969,225	)(c)
From return of capital	—		(36,309,489	)(c)	—		(22,536,962	)(c)

Decrease in net assets resulting from distributions to shareholders	(29,737,204)		(59,314,426)		(17,456,110)		(28,679,428)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—		—		739,593		—
Redemption of shares resulting from share repurchase program (including transaction costs)	(6,307,631)		(21,837,878)		—		(2,799,570)

Net increase (decrease) in net assets derived from capital share transactions	(6,307,631)		(21,837,878)		739,593		(2,799,570)

NET ASSETS
Total increase (decrease) in net assets	(39,296,636)		50,572,953		78,498,751		167,857,488
Beginning of period	1,027,472,065		976,899,112		620,300,469		452,442,981

End of period	$988,175,429		$1,027,472,065		$698,799,220		$620,300,469

Distributions in excess of net investment income, end of period	$(22,907,120)		$(3,674,326)		$(20,223,997)		$(1,852,285)

(a)	Consolidated Statement of Changes in Net Assets.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BUI
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,177,330		$9,484,921
Net realized gain	1,429,397		20,594,890
Net change in unrealized appreciation (depreciation)	(8,928,150)		23,259,316

Net increase (decrease) in net assets resulting from operations	(2,321,423)		53,339,127

DISTRIBUTIONS
From net investment income	(12,303,649	)(a)	(7,954,054	)(b)
From net realized gain	—		(16,614,050	)(b)

Decrease in net assets resulting from distributions to shareholders	(12,303,649)		(24,568,104)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	263,846		708,672

NET ASSETS
Total increase (decrease) in net assets	(14,361,226)		29,479,695
Beginning of period	357,776,457		328,296,762

End of period	$343,415,231		$357,776,457

Undistributed (distributions in excess of) net investment income, end of period	$(4,028,661)		$3,097,658

(a)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2018

	BGR	CII	BDJ	BOE	BGY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$19,129,794	$11,642,944	$(11,939,253)	$(58,368,548)	$(51,378,810)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	114,571,364	116,237,176	363,606,803	155,101,865	350,498,589
Purchases of long-term investments	(89,564,193)	(92,071,676)	(305,526,879)	(147,814,279)	(338,849,992)
Net (purchases) sales of short-term securities	(728,615)	(1,487,326)	(8,838,277)	13,118,524	4,130,041
Premiums received from options written	14,800,983	33,060,594	75,228,716	25,885,437	20,158,527
Premiums paid on closing options written	(28,920,943)	(37,339,445)	(87,400,772)	(24,781,616)	(17,978,422)
Net realized (gain) loss on investments and options written	10,517,637	(23,677,336)	(65,340,836)	(5,551,856)	(97,967,425)
Net unrealized gain (loss) on investments, options written and foreign currency translations	(25,617,422)	15,792,997	93,086,688	77,937,145	160,708,193
(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(2,717)	(2,066)	(13,080)	29,896	(2,971)
Dividends — unaffiliated	4,877	(245,091)	(257,382)	(570,075)	(1,392,057)
Securities lending income — affiliated	—	—	(7)	—	—
Prepaid expenses	1,031	3,618	(8,530)	2,221	(9,385)
Increase (Decrease) in Liabilities:
Collateral on securities loaned at value	—	—	12,294	—	—
Payables:
Investment advisory fees	(1,717)	(17,256)	(68,866)	(112,801)	(65,830)
Trustees’ and Officers’ fees	(30,381)	1,302	(33,146)	(36,293)	(30,803)
Deferred foreign capital gain tax	—	—	—	(12,332)	(116,814)
Other affiliates	—	(76,934)	—	—	—
Other accrued expenses	18,245	43,045	22,293	6,455	2,534

Net cash provided by (used for) operating activities	14,177,943	21,864,546	52,529,766	34,833,743	26,200,375

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Shareholders	(13,892,273)	(21,939,546)	(52,582,273)	(35,324,522)	(24,873,009)
Increase (decrease) in bank overdraft	(11,776)	—	51,239	380,331	—

Net cash used for financing activities	(13,904,049)	(21,939,546)	(52,531,034)	(34,944,191)	(24,873,009)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$2,822	$—	$(56)	$(4,478)	$(2,199)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	276,716	(75,000)	(1,324)	(114,926)	2,830,167
Restricted and unrestricted cash and foreign currency at beginning of period	13,853	75,000	18,441	3,691,381	5,134,483

Restricted and unrestricted cash and foreign currency at end of period	$290,569	$—	$17,117	$3,576,455	$7,964,650

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT VALUE AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Due from Broker	$—	$—	$—	$—	$1,553,352
Cash pledged:
Collateral for OTC derivatives	—	—	16,000	—	803,000
Collateral for options written	—	—	—	3,225,000	5,170,000
Foreign currency at value	290,569	—	1,117	35,455	438,298

	$290,569	$—	$17,117	$3,576,455	$7,964,650

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT VALUE AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	$—	$—	$—	$—	$20,583
Cash pledged:
Collateral for OTC derivatives	—	75,000	16,000	20,000	2,118,000
Collateral for options written	—	—	—	2,970,000	2,350,000
Foreign currency at value	13,853	—	2,441	701,381	645,900

	$13,853	$75,000	$18,441	$3,691,381	$5,134,483

See notes to financial statements.

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2018

	BME	BCX	BST	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$18,901,075	$(3,251,801)	$95,215,268	$(2,321,423)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	63,002,792	403,155,155	192,064,386	63,993,278
Purchases of long-term investments	(60,570,975)	(367,331,390)	(164,526,263)	(56,800,800)
Net (purchases) sales of short-term securities	7,150,150	8,720,851	2,112,661	(295,847)
Premiums received from options written	11,409,301	34,674,571	31,496,701	7,793,703
Premiums paid on closing options written	(12,917,161)	(52,771,784)	(40,088,866)	(7,472,059)
Net realized (gain) on investments and options written	(10,665,080)	(26,199,546)	(36,580,903)	(1,406,572)
Net unrealized gain (loss) on investments, options written and foreign currency translations	(7,451,568)	40,242,904	(59,622,884)	8,922,863
(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	1,015	3,618	(1,361)	(4,149)
Dividends — unaffiliated	46,482	186,767	(180,125)	(392,511)
Securities lending income — affiliated	617	183	35,687	—
Prepaid expenses	(993)	(3,799)	4,390	1,982
Other assets	—	—	—	—
Increase (Decrease) in Liabilities:
Collateral on securities loaned at value	(120,900)	(457,358)	(3,220,229)	—
Payables:
Investment advisory fees	362	(26,708)	49,010	(26,560)
Trustees’ and Officer’s fees	(405)	(26,231)	970	(398)
Other accrued expenses	(15,169)	16,817	(5,388)	1,182

Net cash provided by (used for) operating activities	8,769,543	36,932,249	16,753,054	11,992,689

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Shareholders	(10,897,100)	(29,732,298)	(16,861,897)	(11,909,186)
Proceeds from issuance of Shares	2,560,422	—	—	—
Payments on redemption of Shares	—	(7,018,860)	—	—
Increase (decrease) in bank overdraft	(10,013)	246,682	—	46,497

Net cash provided by (used for) financing activities	(8,346,691)	(36,504,476)	(16,861,897)	(11,862,689)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$2	$61	$(130)	$1

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	422,854	427,834	(108,973)	130,001
Restricted and unrestricted cash and foreign currency at beginning of period	959	106,149	2,520,651	60

Restricted and unrestricted cash and foreign currency at end of period	$423,813	$533,983	$2,411,678	$130,061

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Shareholders	$265,971	$—	$739,593	$263,846

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT VALUE AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash pledged:
Collateral for OTC derivatives	$422,843	$—	$2,310,000	$130,000
Foreign currency at value	970	533,983	101,678	61

	$423,813	$533,983	$2,411,678	$130,061

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT VALUE AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	$—	$94,925	$—	$—
Cash pledged:
Collateral for OTC derivatives	—	—	2,520,000	—
Foreign currency at value	959	11,224	651	60

	$959	$106,149	$2,520,651	$60

See notes to financial statements.

FINANCIAL STATEMENTS	101

Financial Highlights

(For a share outstanding throughout each period)

	BGR
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,				Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017		2016	2015			2014	2013
Net asset value, beginning of period	$15.79		$16.33		$14.05	$21.15	$24.90		$30.12	$25.95

Net investment income(a)	0.14		0.40	(b)	0.27	0.29	0.07		0.25	0.12
Net realized and unrealized gain (loss)	0.51		(0.01)		3.01	(5.89)	(2.41)		(1.21)	5.67

Net increase (decrease) from investment operations	0.65		0.39		3.28	(5.60)	(2.34)		(0.96)	5.79

Distributions(c)
From net investment income	(0.47	)(d)	(0.40)		(0.27)	(0.29)	(0.47)		(0.44)	—
From net realized gain	—		—		—	—	(0.94)		(3.82)	(1.62)
From return of capital	—		(0.53)		(0.73)	(1.21)	—		—	—

Total distributions	(0.47)		(0.93)		(1.00)	(1.50)	(1.41)		(4.26)	(1.62)

Net asset value, end of period	$15.97		$15.79		$16.33	$14.05	$21.15		$24.90	$30.12

Market price, end of period	$15.22		$14.18		$14.44	$12.53	$19.95		$23.78	$26.82

Total Return(e)
Based on net asset value	4.49	%(f)	3.49%		25.07%	(27.47)%	(9.06	)%(f)	(2.36)%	23.68%

Based on market price	10.89	%(f)	5.11%		24.01%	(31.42)%	(10.18	)%(f)	4.73%	17.70%

Ratios to Average Net Assets
Total expenses	1.29	%(g)	1.31%		1.31%	1.29%	1.30	%(g)	1.26%	1.26%

Total expenses after fees waived and/or reimbursed	1.14	%(g)	1.18%		1.24%	1.26%	1.26	%(g)	1.26%	1.25%

Net investment income	1.77	%(g)	2.69	%(b)	1.80%	1.60%	1.82	%(g)	0.89%	0.42%

Supplemental Data
Net assets, end of period (000)	$476,305		$471,062		$487,064	$418,981	$629,603		$741,109	896,635

Portfolio turnover rate	21%		24%		33%	56%	4%		85%	132%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	CII
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,			Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017	2016	2015			2014	2013
Net asset value, beginning of period	$17.19		$15.08	$15.11	$15.67	$15.47		$15.31	$14.11

Net investment income(a)	0.08		0.15	0.13	0.11	0.04		0.55	0.31
Net realized and unrealized gain (loss)	0.19		2.95	0.99	0.53	0.36		0.91	2.09

	0.27		3.10	1.12	0.64	0.40		1.46	2.40

Distributions(b)
From net investment income	(0.50	)(c)	(0.15)	(0.13)	(0.14)	(0.10)		(0.65)	(0.32)
From net realized gain	—		—	(0.04)	(1.06)	—		—	—
From return of capital	—		(0.84)	(0.98)	—	(0.10)		(0.65)	(0.88)

Total distributions	(0.50)		(0.99)	(1.15)	(1.20)	(0.20)		(1.30)	(1.20)

Net asset value, end of period	$16.96		$17.19	$15.08	$15.11	$15.67		$15.47	$15.31

Market price, end of period	$16.22		$16.38	$13.71	$14.14	$13.97		$14.89	$13.52

Total Return(d)
Based on net asset value	1.76	%(e)	21.69%	8.66%	4.66%	2.69	%(e)	10.49%	18.97%

Based on market price	2.13	%(e)	27.54%	5.56%	9.86%	(4.88	)%(e)	20.43%	14.11%

Ratios to Average Net Assets
Total expenses	0.90	%(f)	0.93%	0.95%	0.94%	0.99	%(f)	0.93%	0.93%

Total expenses after fees waived and paid indirectly	0.90	%(f)	0.93%	0.95%	0.94%	0.95	%(f)	0.93%	0.93%

Net investment income	0.97	%(f)	0.94%	0.89%	0.71%	1.42	%(f)	3.56%	2.15%

Supplemental Data
Net assets, end of period (000)	$748,124		$758,400	$665,159	$666,492	$691,380		$682,485	675,472

Portfolio turnover rate	12%		32%	54%	133%	2%		80%	218%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BDJ
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,			Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017	2016	2015			2014		2013
Net asset value, beginning of period	$9.96		$9.22	$8.70	$9.24	$9.19		$8.88		$8.30

Net investment income(a)	0.08		0.16	0.17	0.17	0.04		0.16		0.18
Net realized and unrealized gain (loss)	(0.14)		1.14	0.91	(0.15)	0.10		0.76		0.96

Net increase from investment operations	(0.06)		1.30	1.08	0.02	0.14		0.92		1.14

Distributions(b)
From net investment income	(0.28	)(c)	(0.17)	(0.17)	(0.17)	(0.03)		(0.17)		(0.18)
In excess of net investment income(d)	—		—	—	—	—		—		(0.20)
From net realized gain	—		(0.39)	—	—	—		—		(0.18)
From return of capital	—		—	(0.39)	(0.39)	(0.06)		(0.44)		—

Total distributions	(0.28)		(0.56)	(0.56)	(0.56)	(0.09)		(0.61)		(0.56)

Net asset value, end of period	$9.62		$9.96	$9.22	$8.70	$9.24		$9.19		8.88

Market price, end of period	$9.18		$9.23	$8.15	$7.61	$8.12		$8.35		7.72

Total Return(e)
Based on net asset value	(0.38	)%(f)	15.06%	13.90%	1.10%	1.69	%(f)	11.40%		15.11%

Based on market price	2.59	%(f)	20.63%	15.11%	0.63%	(1.65	)%(f)	16.42%		12.09%

Ratios to Average Net Assets
Total expenses	0.85	%(g)	0.86%	0.87%	0.86%	0.87	%(g)	0.87	%(h)	0.87%

Total expenses after fees waived and/or reimbursed	0.85	%(g)	0.86%	0.85%	0.85%	0.84	%(g)	0.86	%(h)	0.87%

Net investment income	1.73	%(g)	1.73%	1.91%	1.85%	2.30	%(g)	1.81%		2.13%

Supplemental Data
Net assets, end of period (000)	$1,803,968		$1,868,457	$1,741,649	$1,643,508	$1,747,070		$1,648,683		1,594,223

Portfolio turnover rate	17%		42%	33%	26%	0	%(i)	63%		180%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)	Taxable distribution.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.86% and 0.86%, respectively.

(i)	Amount is less than 0.5%

See notes to financial statements.

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BOE
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,				Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017		2016	2015			2014	2013
Net asset value, beginning of period	$13.22		$13.38		$14.25	$15.27	$15.54		$16.68	$14.99

Net investment income(a)	0.20		0.17		0.15	0.11	0.00	(b)	0.14	0.12
Net realized and unrealized gain (loss)	(1.04)		1.96		0.03	0.03	(0.07)		0.07	2.82

Net increase (decrease) from investment operations	(0.84)		2.13		0.18	0.14	(0.07)		0.21	2.94

Distributions(b)
From net investment income	(0.47	)(e)	(0.19)		(0.10)	(0.17)	—		(0.17)	(0.17)
In excess of net investment income(d)	—		—		—	(0.10)	—		(0.28)	(0.91)
From net realized gain	—		(2.10)		—	—	—		—	—
From return of capital	—		—		(0.95)	(0.89)	(0.20)		(0.90)	(0.17)

Total distributions	(0.47)		(2.29)		(1.05)	(1.16)	(0.20)		(1.35)	(1.25)

Net asset value, end of period	$11.91		13.22		$13.38	$14.25	$15.27		$15.54	$16.68

Market price, end of period	$11.12		12.51		$11.57	$12.76	$13.13		$14.00	$14.74

Total Return(f)
Based on net asset value	(6.19	)%(g)	17.22	%(h)	2.62%	1.81%	(0.27	)%(g)	2.10%	21.93%

Based on market price	(7.44	)%(g)	28.28%		(0.90)%	6.03%	(4.82	)%(g)	4.09%	21.99%

Ratios to Average Net Assets
Total expenses	1.08	%(j)	1.09	%(i)	1.10%	1.08%	1.10	%(j)	1.08%	1.08%

Total expenses after fees waived and paid indirectly	0.98	%(j)	1.02	%(i)	1.05%	1.05%	1.07	%(j)	1.08%	1.08%

Net investment income	3.17	%(j)	1.20	%(i)	1.15%	0.73%	0.00	%(j) (k)	0.83%	0.77%

Supplemental Data
Net assets, end of period (000)	$820,608		$911,227		$929,897	$990,318	$1,060,687		$1,079,862	1,159,072

Portfolio turnover rate	17%		133%		64%	72%	16%		150%	279%

(a)	Based on average shares outstanding
(b)	Amount is less than $0.005 per share
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(j)	Annualized.
(k)	Amount is less than 0.005%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGY
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,				Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017		2016	2015			2014	2013
Net asset value, beginning of period	$7.06		$6.28		$6.95	$7.61	$7.89		$9.05	$8.28

Net investment income(a)	0.13		0.09		0.09	0.08	(0.00	)(b)	0.10	0.13
Net realized and unrealized gain (loss)	(0.60)		1.15		(0.24)	(0.15)	(0.17)		(0.53)	1.31

Net increase (decrease) from investment operations	(0.47)		1.24		(0.15)	(0.07)	(0.17)		(0.43)	1.44

Distributions(c)
From net investment income	(0.23	)(d)	(0.09)		(0.07)	(0.11)	—		(0.13)	(0.17)
In excess of net investment income(e)	—		—		—	—	—		(0.08)	—
From return of capital	—		(0.37)		(0.45)	(0.48)	(0.11)		(0.52)	(0.50)

Total distributions	(0.23)		(0.46)		(0.52)	(0.59)	(0.11)		(0.73)	(0.67)

Net asset value, end of period	$6.36		$7.06		$6.28	$6.95	$7.61		$7.89	$9.05

Market price, end of period	$5.74		$6.52		$5.51	$6.24	$6.74		$7.26	$8.14

Total Return(f)
Based on net asset value	(6.49	)%(g)(h)	20.88	%(h)	(1.12)%	(0.47)%	(2.10	)%(g)	(4.49)%	19.25%

Based on market price	(8.61	)%(g)	27.23%		(3.37)%	0.90%	(5.77	)%(g)	(2.29)%	19.86%

Ratios to Average Net Assets
Total expenses(i)	1.10	%(j)	1.12%		1.12%	1.09%	1.12	%(j)	1.10%	1.09%

Total expenses after fees waived and paid indirectly(i)	0.99	%(j)	1.02%		1.02%	1.01%	1.03	%(j)	1.05%	1.07%

Net investment income	3.78	%(j)	1.31%		1.41%	1.09%	(0.13	)%(j)	1.17%	1.49%

Supplemental Data
Net assets, end of period (000)	$693,436		$769,678		$690,628	$764,154	$836,552		$867,986	$995,736

Portfolio turnover rate	48%		90%		74%	67%	14%		195%	266%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)	Taxable distribution.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (Unaudited)	Year Ended December 31			Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2017	2016	2015		2014	2012
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—	—	—

(j)	Annualized.

See notes to financial statements.

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BME
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017		2016		2015			2014		2013
Net asset value, beginning of period .	$35.69		$31.30		$36.19		$38.61	$40.22		$34.92		$28.34

Net investment income(a)	0.05		0.02		0.02		(0.06)	(0.01)		(0.00	)(b)	0.12
Net realized and unrealized gain (loss)	2.00		6.77		(1.91)		4.34	1.10		9.14		8.85

	2.05		6.79		(1.89)		4.28	1.09		9.14		8.97

Distributions(c)
From net investment income	(1.20	)(d)	(0.04)		(0.03)		(0.63)	(0.01)		(0.10)		(0.06)
From net realized gain	—		(2.11)		(2.97)		(6.07)	(2.69)		(3.74)		(2.33)
From return of capital	—		(0.25)		—		—	—		—		—

Total distributions	(1.20)		(2.40)		(3.00)		(6.70)	(2.70)		(3.84)		(2.39)

Net asset value, end of period	$36.54		$35.69		$31.30		$36.19	$38.61		$40.22		$34.92

Market price, end of period	$38.58		$36.50		$31.75		$39.35	$42.70		$41.37		$33.56

Total Return(e)
Based on net asset value	5.90	%(f)	22.17%		(5.36)%		10.70%	2.38	%(f)	28.00%		33.37%

Based on market price	9.33	%(f)	23.17%		(11.71)%		8.87%	10.07	%(f)	36.99%		30.38%

Ratios to Average Net Assets
Total expenses	1.12	%(g)(h)	1.12	%(h)	1.15	%(i)	1.13%	1.16	%(i)	1.11%		1.12%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.12	%(g)(h)	1.12	%(h)	1.14%		1.12%	1.11	%(i)	1.11%		1.12%

Net investment income	0.27	%(g)(h)	0.06	%(h)	0.07%		(0.14)%	(0.10	)%(i)	(0.01)%		0.38%

Supplemental Data
Net assets, end of period (000)	$342,729		$331,858		$270,693		$297,530	$303,103		$313,933		270,161

Portfolio turnover rate	19%		38%		59%		68%	6%		74%		155%

(a)	Based on average shares outstanding
(b)	Amount is greater than $(0.005) per share
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BCX
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,				Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017		2016	2015			2014		2013
Net asset value, beginning of period	$10.64		$9.86		$8.35	$11.67	$12.50		$13.54		$15.42

Net investment income(a)	0.11		0.20	(b)	0.14	0.25	0.04		0.23		0.25
Net realized and unrealized gain (loss)	(0.14)		1.19		1.95	(2.76)	(0.72)		(0.27)		(0.97)

Net increase (decrease) from investment operations	(0.03)		1.39		2.09	(2.51)	(0.68)		(0.04)		(0.72)

Distributions(c)
From net investment income	(0.31	)(d)	(0.24)		(0.15)	(0.25)	(0.02)		(0.31)		(0.14)
From return of capital	—		(0.37)		(0.43)	(0.56)	(0.13)		(0.69)		(1.02)

Total distributions	(0.31)		(0.61)		(0.58)	(0.81)	(0.15)		(1.00)		(1.16)

Net asset value, end of period	$10.30		$10.64		$9.86	$8.35	$11.67		$12.50		$13.54

Market price, end of period	$9.29		$9.77		$8.27	$7.11	$9.71		$10.78		$11.68

Total Return(e)
Based on net asset value	0.07	%(f)	15.60%		27.41%	(21.31)%	(5.20	)%(f)	0.61%		(3.61	)%(g)

Based on market price	(1.71	)%(f)	26.55%		25.50%	(19.47)%	(8.53	)%(f)	0.58%		(9.19)%

Ratios to Average Net Assets
Total expenses	1.08	%(h)	1.08%		1.08%	1.07%	1.15	%(h)	1.35	%(i)	1.27%

Total expenses after fees waived and paid indirectly	1.08	%(h)	1.08%		1.08%	1.07%	1.04	%(h)	1.06	%(i)	1.07%

Net investment income	2.13	%(h)	2.06	%(b)	1.61%	2.43%	2.01	%(h)	1.70%		1.76%

Supplemental Data
Net assets, end of period (000)	$988,175		$1,027,472		$976,899	$827,040	$1,156,499		$582,220		$630,617

Portfolio turnover rate	39%		73%		101%	74%	2%		62%		156%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s return would have been (3.68)%.

(h)	Annualized.
(i)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.06%, respectively.

See notes to financial statements.

108	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BST
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,			Period Ended 10/31/14 (a) to 12/31/14
			2017	2016	2015
Net asset value, beginning of period	$27.73		$20.10	$19.70	$19.43	$19.10	(b)

Net investment income (loss)(c)	(0.04)		(0.05)	0.00 (d)	0.03	(0.01)
Net realized and unrealized gain	4.29		8.96	1.60	1.44	0.48

	4.25		8.91	1.60	1.47	0.47

Distributions(e)
From net investment income	(0.78	)(g)	(0.05)	—	(0.03)	(0.00	)(f)
From net realized gain	—		(0.22)	—	(0.01)	—
From return of capital	—		(1.01)	(1.20)	(1.16)	(0.10)

Total distributions	(0.78)		(1.28)	(1.20)	(1.20)	(0.10)

Capital changes with respect to issuance of Preferred Shares	—		—	—	—	(0.04)

Net asset value, end of period	$31.20		$27.73	$20.10	$19.70	$19.43

Market price, end of period	$33.65		$26.69	$17.94	$17.31	$17.59

Total Return(h)
Based on net asset value	15.46	%(i)	45.73%	9.36%	8.61%	2.31	%(i)

Based on market price	29.37	%(i)	57.15%	11.08%	5.36%	(11.55	)%(i)

Ratios to Average Net Assets
Total expenses	1.09	%(j)	1.09%	1.10%	1.12%	1.19	%(j)

Total expenses after fees waived and paid indirectly	0.89	%(j)	0.89%	0.90%	0.92%	0.97	%(j)

Net investment income (loss)	(0.27	)%(j)	(0.19)%	0.02%	0.15%	(0.24	)%(j)

Supplemental Data
Net assets, end of period (000)	$698,799		$620,300	$452,443	$443,477	$437,380

Portfolio turnover rate	25%		41%	74%	91%	7%

(a)	Commencement of operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.
(c)	Based on average shares outstanding.
(d)	Amount is less than $0.005 per share
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Amount is greater than $(0.005) per share.
(g)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(h)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(i)	Aggregate total return.
(j)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BUI
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,			Period from 11/01/14 to 12/31/14		Year Ended October 31,
			2017	2016	2015			2014	2013
Net asset value, beginning of period	$21.12		$19.42	$19.50	$22.47	$22.40		$20.78	$20.22

Net investment income(a)	0.31		0.56	0.56	0.47	0.11		0.51	0.57
Net realized and unrealized gain (loss)	(0.44)		2.59	0.81	(1.99)	0.20		2.68	1.44

	(0.13)		3.15	1.37	(1.52)	0.31		3.19	2.01

Distributions(b)
From net investment income	(0.73	)(c)	(0.47)	(0.49)	(0.42)	(0.10)		(0.51)	(0.52)
From net realized gain	—		(0.98)	(0.53)	(0.54)	—		(0.37)	(0.42)
From return of capital	—		—	(0.43)	(0.49)	(0.14)		(0.69)	(0.51)

Total distributions	(0.73)		(1.45)	(1.45)	(1.45)	(0.24)		(1.57)	(1.45)

Net asset value, end of period	$20.26		$21.12	$19.42	$19.50	$22.47		$22.40	$20.78

Market price, end of period	$20.01		$21.62	$18.41	$16.78	$20.74		$20.02	$18.36

Total Return(d)
Based on net asset value	(0.56	)%(e)	16.62%	7.57%	(6.09)%	1.50	%(e)	16.94%	11.18%

Based on market price	(4.06	)%(e)	25.93%	18.50%	(12.45)%	4.82	%(e)	18.29%	4.37%

Ratios to Average Net Assets
Total expenses	1.12	%(f)	1.11%	1.13%	1.11%	1.17	%(f)	1.10%	1.11%

Total expenses after fees waived and paid indirectly	1.09	%(f)	1.09%	1.13%	1.11%	1.11	%(f)	1.10%	1.10%

Net investment income	3.03	%(f)	2.70%	2.83%	2.24%	2.83	%(f)	2.36%	2.83%

Supplemental Data
Net assets, end of period (000)	$343,415		$357,776	$328,297	$329,747	$379,830		$378,762	351,325

Portfolio turnover rate	17%		31%	8%	20%	2%		41%	133%

(a)	Based on average shares outstanding
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

110	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

The Board of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the account of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2018, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ level distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (unaudited) (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

112	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (unaudited) (continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the BDJ, BCX and BST were valued using net asset value per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BDJ
Morgan Stanley & Co. LLC	$11,215	$(11,215)	$—

BCX
Goldman Sachs & Co.	$5	$(5)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	10	(10)	—
Morgan Stanley & Co. LLC	5	(5)	—

	$20	$(20)	$—

BST
Bank of Montreal	$26,730	$(26,730)	$—
Deutsche Bank AG	98,010	(98,010)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	133,650	(133,650)	—

	$258,390	$(258,390)	$—

(a)

Cash collateral with a value of $12,294, $27,985 and $277,000 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

114	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency contracts are considered restricted and are included in Cash pledged: Collateral — OTC derivatives on the Statement of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in Cash pledged: Collateral — option written on the Statement of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances,

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (unaudited) (continued)

offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

INVESTMENT ADVISORY: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX and BST, pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80
BOE	1.00
BME	1.00

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00
BUI	1.00

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the Subsidiary) and the average daily value of the net assets of the Subsidiary, which fee is allocated pro rata between the Trust and the Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the Subsidiary).

For such services, BST pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2018 amounted to $2,683.

116	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15	December 31, 2019
	0.10	December 31, 2020
	0.05	December 31, 2021

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets, except BUI, which is average daily net assets, as follows:

BGR	0.150%
BOE	0.100
BUI	0.025

With respect to BGY, the Manager has voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.10% of BGY’s average daily net assets.

These voluntary waivers may be reduced or discontinued at any time without notice.

For the period ended June 30, 2018, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

BGR	$342,783
BOE	429,763
BGY	364,385
BST	670,244
BUI	42,758

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended June 30, 2018, the amounts waived were as follows:

Amount Waived
BGR	$1,395
CII	1,442
BDJ	3,186
BOE	2,915
BGY	2,827
BME	4,091
BCX	3,732
BST	1,572
BUI	1,557

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended June 30, 2018, there were no investment advisory fees pursuant to these arrangements.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (unaudited) (continued)

Each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income – affiliated – net in the Statements of Operations. For the period ended June 30, 2018, each Trust paid BIM the following amounts for securities lending agent services:

BDJ	$2
BME	310
BCX	628
BST	30,983

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the six months ended June 30, 2018, BGY received a reimbursement of $243,859 from an affiliate, which is shown as payments by affiliates in the Statements of Operations, related to the reimbursement of transaction costs.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchase	Sales	Net Realized Gain (Loss)
BDJ	$3,832,651	—	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$96,116,237	$121,304,155
CII	92,067,745	116,237,176
BDJ	308,006,919	363,941,063
BOE	147,813,777	156,965,401
BGY	346,240,233	353,741,234
BME	62,689,623	65,028,434
BCX	383,862,338	418,553,686
BST	169,757,561	196,333,223
BUI	57,510,952	65,410,798

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the three years ended December 31, 2017, the period ended December 31, 2014 and the year ended October 31, 2014 with the exception of BST. The statutes of limitations on BST’s U.S. federal tax returns remains open for each of the three years ended December 31, 2017 and the period ended December 31, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2017, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

	BGR	CII	BGY	BCX
No expiration date	$154,439,314	$21,333,622	$31,492,776	$437,380,204

118	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY
Tax cost	$424,143,825	$591,611,409	$1,429,825,470	$848,463,124	$723,416,101

Gross unrealized appreciation	$81,897,361	$184,616,547	$462,045,697	$41,932,385	$25,412,668
Gross unrealized depreciation	(25,780,008)	(20,018,179)	(68,457,946)	(70,937,899)	(58,905,300)

Net unrealized appreciation (depreciation)	$56,117,353	$164,598,368	$393,587,751	$(29,005,514)	$(33,492,632)

		BME	BCX	BST	BUI
Tax cost		$235,074,925	$849,889,691	$369,977,582	$265,721,629

Gross unrealized appreciation		$116,831,611	$194,676,837	$346,507,612	$89,424,190
Gross unrealized depreciation		(6,808,793)	(46,631,714)	(10,534,876)	(11,236,806)

Net unrealized appreciation (depreciation)		$110,022,818	$148,045,123	$335,972,736	$78,187,384

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trusts’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (unaudited) (continued)

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy . . .	BGR, BCX
Financials . . . .	BDJ, BGY
Health Care . . . . .	BME
Information Technology . . . .	CII, BST
Materials . . . . .	BCX
Utilities . . . . . . .	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

BOE, BGY and BCX invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited numbers of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Six Months Ended 06/30/18	Year Ended 12/31/17
BME	75,574	601,804

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended 06/30/18	Year Ended 12/31/17
BME	7,315	47,676
BST	24,224	—
BUI	12,786	33,776

For the six months ended June 30, 2018, for BGR, CII, BDJ, BOE and BGY and year ended December 31, 2017, for BGR and CII shares issued and outstanding remained constant.

On June 9, 2016, BME filed a final prospectus with the SEC allowing it to issue an additional 2,500,000 Common Shares through a Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 1,458,914 Common Shares remain available for issuance under the Shelf Offering. From August 12, 2015 to June 9, 2016, BME was authorized to issue 453,000 Common Shares under a previous Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by BME in connection with its shelf offering are recorded “Deferred offering costs” on the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

120	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Board previously approved each Trust’s participation in an open market share repurchase program that allowed each Trust to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016 through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, each Trust may purchase through November 30, 2018, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. The shares repurchased during the six months ended June 30, 2018 are as follows:

	Shares Repurchased	Amount (a)
BCX	636,819	$6,307,631

(a)	Includes transaction costs.

The total amount of such repurchases is reflected in the Statements of Changes in Net Assets.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGR	$0.0776	$0.0776
CII	0.0828	0.0828
BDJ	0.0467	0.0467
BOE	0.0630	0.0630
BME	0.2000	0.2000
BGY	0.0380	0.0380
BCX	0.0516	0.0516
BST	0.1500	0.1500
BUI	0.1210	0.1210

(a)	Net investment income dividend paid on July 31, 2018 to shareholders of record on July 16, 2018.
(b)	Net investment income dividend declared on August 1, 2018, payable to shareholders of record on August 15, 2018.

NOTES TO FINANCIAL STATEMENTS	121

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Enhanced Global Dividend Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock Enhanced International Dividend Trust (“BGY”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Utilities, Infrastructure & Power Opportunities Trust (“BUI”) and BlackRock Science and Technology Trust (“BST” and together with BGR, CII, BDJ, BOE, BME, BGY, BCX and BUI, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each of BGR, BCX, BOE, BGY and BUI also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock International Limited (the “Sub-Advisor”), and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock”. The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Advisory Agreement for its Trust, and with respect to BGR, BCX, BOE, BGY and BUI, the Sub-Advisory Agreement, on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement(s) for its Fund. Each Board’s consideration of the Agreement(s) for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement(s) for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) the use of brokerage commissions and execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement(s) for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Fund in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Fund’s Agreement(s) and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

122	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement(s) for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, and, with respect to BME, registration statements in connection with BME’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Board of each Fund was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its custom benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of BDJ noted that for the one-, three- and five-year periods reported, BDJ ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board noted BDJ’s underperformance for the applicable period reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BDJ’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BDJ generally performed at or above expectations.

The Board of BGR noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, second, and fourth quartiles, respectively, against its Performance Peers. The Board noted BGR’s underperformance for the applicable period reported as compared to its Performance Peers.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	123

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BGR’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BGR generally performed below expectations. The Board and BlackRock reviewed BGR’s underperformance. The Board was informed that, among other things, BGR’s overweight position in oil price sensitive stocks detracted from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving BGR’s investment performance. Discussions covered topics such as performance attribution, BGR’s investment personnel, and the resources appropriate to support BGR’s investment processes. BlackRock and the Board previously had discussed changes within the portfolio management team. The Board will continue to monitor BGR’s performance.

The Board of BOE noted that for the one-, three- and five-year periods reported, BOE ranked in the third, fourth, and fourth quartiles, respectively, against its Performance Peers. The Board noted BOE’s underperformance for the applicable periods reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BOE’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BOE generally performed below expectations. The Board and BlackRock reviewed BOE’s underperformance. The Board noted that effective June 12, 2017, BOE had undergone certain changes to its investment process and portfolio management team, and in connection with such changes, BOE changed its name from Global Opportunities Equity Trust to Enhanced Global Dividend Trust.

The Board and BlackRock discussed BlackRock’s strategy for improving BOE’s investment performance. Discussions covered topics such as performance attribution, BOE’s investment personnel, and the resources appropriate to support BOE’s investment processes.

The Board of BME noted that for each of the one-, three- and five-year periods reported, BME ranked in the first quartile against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BME’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BME generally performed at or above expectations.

The Board of BGY noted that for the one-, three- and five-year periods reported, BGY ranked in the second, fourth, and fourth quartiles, respectively, against its Performance Peers. The Board noted BGY’s underperformance for the applicable periods reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BGY’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BGY generally performed below expectations. The Board noted that effective June 12, 2017, BGY had undergone certain changes to its investment process and portfolio management team, and in connection with such changes, BGY changed its name from International Growth and Income Trust to Enhanced International Dividend Trust.

The Board and BlackRock discussed BlackRock’s strategy for improving BGY’s investment performance. Discussions covered topics such as performance attribution, BGY’s investment personnel, and the resources appropriate to support BGY’s investment processes.

The Board of BCX noted that for the one-, three- and five-year periods reported, BCX ranked in first, first and third quartiles, respectively, against its Performance Peers. The Board noted BCX’s underperformance for the applicable period reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BCX’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BCX generally performed near expectations.

The Board of BST noted that for each of the one-year, three-year and since-inception periods reported, BST ranked in the first quartile against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BST’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BST generally performed at or above expectations.

The Board of CII noted that for the one-, three- and five-year periods reported, CII ranked in the second, first and first quartiles, respectively, against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of CII’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, CII generally performed at or above expectations.

The Board of BUI noted that for the one-, three- and five-year periods reported, BUI ranked in the second, third and third quartiles, respectively, against its Performance Peers. The Board noted BUI’s underperformance for the applicable periods reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BUI’s performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BUI generally performed near expectations. The Board noted that effective November 27, 2017, BUI had undergone certain changes to its investment process, and in connection with such changes, BUI changed its name from Utility and Infrastructure Trust to Utilities, Infrastructure and Power Opportunities Trust.

124	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under its Fund’s Agreement(s) and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BDJ noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BGR noted that BGR’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGR, which has been in effect since 2015. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of a 15bps voluntary advisory fee waiver.

The Board of BOE noted that BOE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BOE, which has been in effect since 2015. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver from 10 basis points to 17.5 basis points. The waiver increase was implemented on July 1, 2018.

The Board of BME noted that BME’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and total expense ratio ranked first out of four funds, and in the first quartile, respectively, relative to the Expense Peers.

The Board of BGY noted that BGY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGY, which has been in effect since 2013. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of a 10 basis points voluntary advisory fee waiver.

The Board of BCX noted that BCX’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board of BST noted that BST’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that, in connection with BST’s launch, BlackRock has contractually agreed to waive a portion of the advisory fee payable by BST through December 31, 2021.

The Board of CII noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BUI noted that BUI’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BUI, which has been in effect since 2017. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of a 2.5 basis points voluntary advisory fee waiver.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	125

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

D. Economies of Scale: The Board of each Fund, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of BME noted that although BME may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of BME’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement(s) for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members of each Fund noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2019. The Board of each of BGR, BCX, BOE, BGY and BUI, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of its Fund’s Agreement(s) were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement(s), each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members of each Fund were also assisted by the advice of independent legal counsel in making this determination.

126	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee and President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International LTD.(a)

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC(b)

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGR, BOE, BGY, BCX and BUI.
(b)	For BME.

TRUSTEE AND OFFICER INFORMATION	127

Additional Information

Fund Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts, other than BME, do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust, other than BME, have not been updated after completion of the respective Trust’s offerings and the information contained in each such Trust’s Statement of Additional Information may have become outdated.

BME’s Statement of Additional Information includes addition information about its Board and is available, without charge upon request by calling 1-800-882-0052.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

128	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BME has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about the Trust, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	129

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

130	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 - 31, 2018	0	0	0	5,452,450
February 1 - 28, 2018	0	0	0	5,452,450
March 1 - 31, 2018	0	0	0	5,452,450
April 1 - 30, 2018	0	0	0	5,452,450
May 1 - 31, 2018	0	0	0	5,452,450
June 1 - 30, 2018	0	0	0	5,452,450
Total:	0	0	0	5,452,450

1 On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required

2

by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting. .

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced International Dividend Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced International Dividend Trust

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced International Dividend Trust

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced International Dividend Trust

Date: September 4, 2018

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